AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 2026

REGISTRATION NOS. 333-191476

811-22894

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________

FORM N-1A

___________________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 497	☒
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 500	☒

___________________________

INVESTMENT MANAGERS SERIES TRUST II
(Exact Name of Registrant as Specified in Charter)

___________________________

235 West Galena Street
Milwaukee, WI 53212
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 385-5777

Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740
(Name and Address of Agent for Service)

___________________________

COPIES TO:

Laurie Anne Dee
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

___________________________

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485; or
☒	on January 31, 2026 pursuant to paragraph (b) of Rule 485; or
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐	on ______________ pursuant to paragraph (a)(1) of Rule 485; or
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐	on ______________ pursuant to paragraph (a)(2) of Rule 485; or
☐	on ______________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

First Trust
Capital Management

Prospectus

January 31, 2026

FIRST TRUST MERGER ARBITRAGE FUND

CLASS A SHARES – VARAX
CLASS C SHARES – VARCX
CLASS I SHARES – VARBX

The Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

First Trust Capital Management L.P. | 225 W. Wacker Dr. | 21st Floor | Chicago, IL 60606 | P: 773.828.6700

First Trust Merger Arbitrage Fund
A series of Investment Managers Series Trust II (the “Trust”)

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference. This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

The date of this Prospectus is January 31, 2026.

SUMMARY SECTION — FIRST TRUST MERGER ARBITRAGE FUND

Investment Objectives

The First Trust Merger Arbitrage Fund (the “Fund”) seeks returns that are largely uncorrelated with the returns of the general stock market, and capital appreciation.

Fees and Expenses of the Fund

The table below provides information on the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUND — Purchase of Shares” on page 26 of the Prospectus and in “Appendix A — Waivers and Discounts Available from Intermediaries” of the Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	0.50%[1]	1.00%[1]	None
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%		1.25%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.55%		0.53%		0.48%
Shareholder servicing fee	0.15%		0.13%		0.08%
Dividends and interest expense on short sales	0.27%		0.27%		0.27%
All other expenses	0.13%		0.13%		0.13%
Acquired fund fees and expenses		0.02%		0.02%		0.02%
Total annual fund operating expenses[2]		2.07%		2.80%		1.75%

1      For Class A shares, no sales charge applies on investments of $250,000 or more, but to the extent a finder’s fee was paid, a contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on certain redemptions of such shares within 12 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.

2      The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	One Year	Three Years	Five Years	Ten Years
Class A	$773	$1,186	$1,625	$2,837
Class C	$385	$868	$1,479	$3,128
Class I	$178	$551	$949	$2,062

You would pay the following expenses on Class C Shares if you did not redeem your shares:
	One Year	Three Years	Five Years	Ten Years
Class C	$283	$868	$1,479	$3,128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 293% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest in equity securities (publicly-traded common stock and preferred stock) and derivatives thereof (primarily options) of companies that are involved in a significant corporate event, such as a merger or acquisition. Investments in companies undergoing a merger or acquisition have both risk and return characteristics that are different from the risks of investing in the general stock market. While the risks and returns of traditional stock investing depend on company-specific factors such as profitability and prospects for growth, and on broader economic factors such as interest rates, inflation, global trade and political risks, the Fund’s advisor believes that the risks and returns of merger-arbitrage investing are largely isolated from the daily movements of the stock market, and instead primarily depend on the successful or unsuccessful completion of a merger or acquisition, which creates returns that are largely uncorrelated with the returns of the stock market. During periods of low merger and acquisition activity, the Fund may hold a substantial amount in cash and cash equivalents.

The typical merger-arbitrage strategies employed by the Fund’s advisor seek to generate returns by purchasing the stock of the company being acquired, which is commonly known as the target company (the “target”), while shorting the stock of the company acquiring the target’s stock. The profit which may be realized is the “spread,” or difference in price between (a) the current trading price of the target company following the announcement of the merger, and (b) the contractual price to be paid for the target company in the future when the transaction closes. This spread, or the return that can be earned, may offer a modest nominal total return. However, given that a merger transaction generally is completed in three to four months, a modest return may translate into higher annualized returns.

The Fund may invest in equity securities of any market capitalization. The Fund may invest in event-driven transactions as small as $100 million in transaction value, without limitation as to industries and sectors. The Fund may also invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”), which are collective investment structures that pool funds in order to seek potential acquisition opportunities. In selecting SPACs for investment, FTCM analyzes the attractiveness of the SPAC through the life of the SPAC from IPO to liquidation. FTCM evaluates pre- and post-merger announcements, the potential rate of return, the length of time until the proposed transaction closes or SPAC liquidates, and the potential risk to the Fund in the event

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the proposed acquisition/liquidation does not close on time and is extended. SPACs provide the opportunity for public shareholders to have some or all of their shares redeemed by the SPAC in connection with certain corporate events, such as an amendment to its charter or an acquisition. The Fund may sell its investments in SPACs at any time, but generally looks to sell/redeem prior to the completion of the acquisition or liquidation. While the Fund may invest in both U.S. and non-U.S. securities, the Fund invests primarily in equity securities of U.S. and Canadian issuers, which may include American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. The Fund may also invest directly in other foreign markets. In executing the Fund’s strategy, the advisor generally expects to employ leverage and to utilize a variety of hedging techniques including those involving short sales, options, index futures, forwards, swaps, and other financial instruments. The Fund may also invest in other types of securities such as debt securities, convertible securities and options using merger arbitrage strategies. The debt securities in which the Fund invests may be of any maturity and credit quality including high yield securities, commonly referred to as “junk bonds”, that are rated below investment grade by at least one of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”) (or if unrated, are determined by the advisor to be of comparable credit quality).

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Merger and other arbitrage transactions risk.    The Fund invests and takes short positions in securities of companies that are the subject of an acquisition. When the Fund’s advisor determines that it is probable that an acquisition will be consummated, the Fund may seek to purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or cash tender offer (and substantially above the price at which such securities traded immediately prior to the announcement of the merger, exchange offer or cash tender offer). Likewise, when the advisor believes it is likely that a transaction will not be consummated, the Fund may take short positions in such securities in order to seek to capture the difference attributable to the perceived market overvaluation of the acquisition target. In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Fund.

Every merger transaction is subject to unique risks. The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the risk that the transaction takes longer to complete than originally planned, and the risk that the transaction is never completed. These risks may occur for a variety of reasons, such as the inability to finance the transaction, lack of regulatory approval from the applicable state, federal or international regulatory agencies, or the failure of shareholders of the party companies to approve the transaction. These risks could cause the Fund to incur a loss.

Market risk.    The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

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SPACs risk.    Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objectives. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or subject to restrictions on resale.

Lack of correlation risk; hedging risk.    There can be no assurance that the Fund’s hedges will be effective. Any decrease in negative correlation or increase in positive correlation between the positions the Advisor anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

Management and strategy risk.    The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Leveraging risk.    Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Equity risk.    The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Short sales risk.    A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Derivatives risk.    Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

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Options risk.    Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Liquidity risk.    The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Portfolio turnover risk.    Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Asset coverage risk.    As a series of an investment company registered with the SEC, the Fund must engage in certain measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives, short sales and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered. The Fund, at its discretion, may forgo asset coverage in favor of implementing the SEC’s new and more comprehensive requirements under Rule 18f-4 of the Investment Company Act of 1940, as amended (“1940 Act”), including value-at-risk (“VaR”) limitations on the Fund’s leverage risk.

Preferred stock risk.    Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Market capitalization risk.    The securities of micro-capitalization, small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations, or poor economic or market conditions. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Foreign investment risk.    The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

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Sector focus risk.    The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of September 30, 2025, 5.14% of the Fund’s assets were invested in the financials sector. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets.

Recent market events.    Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and the conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Issuer risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. At times, the Fund may invest more significantly in a single issuer, which could increase the Fund’s volatility and the risk of loss arising from the factors described above.

Cash positions risk.    The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested in other securities.

Cybersecurity risk.    Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Fixed income securities risk.    The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

High yield (“junk”) bond risk.    High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are financially weaker, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

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Convertible securities risk.    Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Currency risk.    The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I Shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the S&P 500 Index and the Bloomberg US Aggregate Bond Index. The S&P 500 Index has been included as the primary broad-based securities market index in order to satisfy regulatory requirements. The Fund also compares its performance with the returns of the Bloomberg US Aggregate Bond Index, which the Advisor believes is a better performance benchmark for comparison to the Fund’s performance in light of the Fund’s investment strategies. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, https://www.FirstTrustCapital.com, or by calling the Fund at 1-877-779-1999. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at net asset value per share (“NAV”)

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1.73%
2.39%
4.11%
4.27%
4.00%
5.43%
2.50%
3.30%
5.51%
6.06%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Class I Shares
Highest Calendar Quarter Return at NAV	4.29%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(2.19)%	Quarter Ended 03/31/2020

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Average Annual Total Returns for Period Ended December 31, 2025	One Year	Five Years	Ten Years
Class I Shares – Return Before Taxes	6.06%	4.55%	3.92%
Class I Shares – Return After Taxes on Distributions(1)	3.64%	2.60%	2.60%
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares(1)	3.64%	2.72%	2.53%
Class A Shares – Return Before Taxes	0.89%	2.99%	2.98%
Class C Shares – Return Before Taxes(2)	4.02%	3.46%	2.83%
S&P 500 Index(3) (reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%
Bloomberg US Aggregate Bond Index(4) (reflects no deductions for fees, expenses or taxes)	7.30%	(0.36)%	2.01%

(1)    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After — tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

(2)    Class C shares commenced operations on January 31, 2024. The performance figures for Class C shares include the performance for the Class I shares for the periods prior to the inception date of Class C shares, adjusted for the difference in Class C shares and Class I shares expenses. Class C shares impose higher expenses than Class I shares.

(3)    The S&P 500 Index is a market-cap-weighted index that includes 500 of the top companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index.

(4)    The Bloomberg US Aggregate Bond Index is an index that measures the performance of the U.S. investment grade bond market. The index includes a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than one year.

Investment Advisor

First Trust Capital Management L.P. (“FTCM” or the “Advisor”) is a Delaware limited partnership registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”).

Portfolio Managers

The portfolio management team is comprised of Daniel Lancz, Senior Portfolio Manager, and Peter Paganessi, Portfolio Manager. Mr. Lancz and Mr. Paganessi are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Lancz has served as portfolio manager of the Fund since its inception in October 2015. Mr. Paganessi has served as portfolio manager of the Fund since January 2026.

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Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$5,000	None
Direct Retirement Accounts	$5,000	None
Automatic Investment Plan	$5,000	None
Gift Account For Minors	$5,000	None
Class C
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$1,000	$50
Gift Account For Minors	$1,000	$50
Class I
Direct Regular Accounts	$100,000	None
Direct Retirement Accounts	$100,000	None
Automatic Investment Plan	$100,000	None
Gift Account For Minors	$100,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer, registered investment advisor, bank or other financial intermediary (collectively, “intermediaries”), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objectives

The Fund seeks returns that are largely uncorrelated with the returns of the general stock market, and capital appreciation. There is no assurance that the Fund will achieve its investment objectives.

The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”).

Principal Investment Strategies

Merger arbitrage is an investment strategy that specializes in buying the publicly-traded common stock and preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. Investments in companies that are involved in these events have both risk and return characteristics that are different from investing in the stock market in general. While the risks and returns of traditional stock investing are tied not only to company-specific factors such as profitability and prospects for growth, but also to broader economic factors such as interest rates, inflation, and global trade and political risks, the Advisor believes that the risks and returns of merger arbitrage investing are largely isolated from the daily movements of the stock market, and instead primarily depend on the successful or unsuccessful completion of a merger or acquisition. Therefore, merger-arbitrage investing creates returns that are largely uncorrelated with, or independent of, the returns of the stock market.

The typical merger-arbitrage strategies employed by the Advisor seek to generate a return by purchasing the stock of the company being acquired, commonly known as the target company (the “target”), while shorting the stock of the company acquiring the target’s stock. The profit which may be realized is the “spread,” or difference in price between: (a) the current trading price of the target company following the announcement of the merger, and (b) the contractual price to be paid for the target company in the future when the transaction closes. This spread, or the return that can be earned, may be relatively narrow and offer a modest total return. However, because a merger transaction generally is completed in three to four months, a modest return may translate into higher annualized returns.

The Fund may invest in equity securities of any market capitalization. The Fund will invest in event-driven transactions as small as $100 million in transaction value, without limitation as to industries and sectors. The Fund may also invest in stock, warrants, and other securities of SPACs, which are collective investment structures that pool funds in order to seek potential acquisition opportunities. In selecting SPACs for investment, FTCM analyzes the attractiveness of the SPAC through the life of the SPAC from IPO to liquidation. FTCM evaluates pre- and post-merger announcements, the potential rate of return, the length of time until the proposed transaction closes or SPAC liquidates, and the potential risk to the Fund in the event the proposed acquisition/liquidation does not close on time and is extended. SPACs provide the opportunity for public shareholders to have some or all of their shares redeemed by the SPAC in connection with certain corporate events, such as an amendment to its charter or an acquisition. The Fund may sell its investments in SPACs at any time, but generally looks to sell/redeem prior to the completion of the acquisition or liquidation. While the Fund may invest in both U.S. and non-U.S. securities, the Fund typically will invest in the securities of issuers in the United States and Canada and other investments that are tied economically to the United States and Canada, including ADRs. The Fund may also invest directly in other foreign markets. In executing the Fund’s strategy, the Advisor generally expects to employ leverage and to utilize a variety of hedging techniques including those involving short sales, options, index futures, forwards, swaps, and other financial instruments. The Fund may also invest in other types of securities such as debt securities, convertible securities and options using merger arbitrage strategies. The debt securities in which the Fund invests may be of any maturity and credit quality including high yield securities, commonly referred to as “junk bonds”, that are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, are determined by the Advisor to be of comparable credit quality).

The Advisor has significant experience in assessing the risk and return tradeoff of investing in companies involved in a publicly announced merger. After the announcement of a merger, the Advisor analyzes the investment opportunity of the transaction. If the Advisor believes the merger is attractive and meets the Advisor’s guidelines, the Fund will invest

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in the transaction. The Advisor has the ability to invest in a wide array of event-driven transactions, but will primarily invest in mergers or acquisitions that are initiated and announced by well-financed companies, that are also strategic acquirers. The Advisor believes transactions with these characteristics provide the best risk-adjusted returns. The Advisor continuously monitors a pending transaction for all the elements of potential risk, including regulatory-approval risk, changes in transaction terms, financing and shareholder approval. During a merger or acquisitions period, the Advisor may engage in frequent trading of a target company and the company acquiring the target company (both long and short transactions) and may take positions ahead of milestone filings, such as regulatory or proxy filings.

When the Advisor believes that current market, economic, political, or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives, the Advisor may invest up to 100% of the Fund’s assets in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. Because of this, when the Fund takes a temporary defensive position, the Fund may not achieve its investment objectives.

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

•     Merger and other arbitrage transactions risk.    The Fund invests and takes short positions in the securities of companies that are the subject of an acquisition. When the Advisor determines that it is probable that an acquisition will be consummated, the Fund may seek to purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or cash tender offer (and substantially above the price at which such securities traded immediately prior to the announcement of the merger, exchange offer or cash tender offer). In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Fund. In addition, the Advisor may determine that the proposed consideration for a security that is the subject of a change of control is likely to be increased, either by the original bidder or by another party. In those circumstances, the Fund may purchase securities above the current proposed consideration, thereby exposing the Fund to an even greater degree of risk.

When the Advisor believes it is likely that a transaction will not be consummated, the Fund may sell the securities of the target company short, at times significantly below the announced consideration for the securities in the transaction. If the transaction (or another transaction, such as a defensive merger or a friendly tender offer) is consummated at or above the announced consideration, the Fund may be forced to cover the short position in the market at a higher price than the short sale price, with a resulting loss.

The consummation of mergers, exchange offers, cash tender offers and other change of control events can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. Offers for tender or exchange offers and merger proposals customarily reserve the right to cancel such transactions in a variety of circumstances, including an insufficient response from shareholders or material adverse change at the target company. Even if the defensive activities of a target company or the actions of regulatory authorities fail to defeat such events, they may result in significant delays, during which the Fund’s capital will be committed to the transaction and interest charges may be incurred on funds borrowed to finance its arbitrage activities in connection with the transaction.

Exchange offers or cash tender offers are often made for less than all of the outstanding securities of an issuer, with the provision that, if a greater number is tendered, securities will be accepted on a pro rata basis. Thus, after the completion of a tender offer, and at a time when the market price of the securities has declined below their cost, the Fund may have returned to it, and be forced to sell at a loss, a portion of the securities it had previously tendered.

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The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the risk that the transaction takes longer to complete than originally planned, and the risk that the transaction is never completed. These risks may be realized for a variety of reasons, such as the inability of the acquiring company to finance the transaction, lack of regulatory approval from the applicable state, federal or international regulatory agencies or failure of shareholders of the party companies to approve the transaction. If a merger is not completed, the Fund could incur a loss. The risk of loss associated with investing in securities related to a merger or acquisition transaction is typically greater than the payout which may be achieved as a result of such investment — in particular, the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. In addition, the market price of a portfolio security held by the Fund may fall and such loss, though unrealized because the Fund continues to hold the security, would be reflected in the Fund’s books at the new market price (resulting in a mark-to-market loss) even if a particular deal is not breaking-up. Such losses may or may not be recouped upon successful consummation of the relevant transaction. In certain transactions, the Fund’s investment may not be hedged against market fluctuations or, in liquidation situations, the Fund may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

The Fund’s strategies also depend on the overall volume of merger activity for success, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. The Fund’s strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to market-related losses.

•     Market risk.    The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

•     SPACs risk.    Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objectives. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. Therefore, the Fund may suffer a complete loss of its investment in a SPAC’s warrants. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or subject to restrictions on resale. An investment in a SPAC is subject to a variety of additional risks,

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including that (i) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (ii) an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value; (iii) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (iv) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (v) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (vi) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

•     Lack of correlation risk; hedging risk.    There can be no assurance that the Fund’s hedges will be effective. Any decrease in negative correlation or increase in positive correlation between the positions the Advisor anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

•     Management and strategy risk.    The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•     Leveraging risk.    The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•     Equity risk.    The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•     Short sales risk.    A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

•     Derivatives risk.    Derivatives include instruments and contracts that are based on, and valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying

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instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make investment in derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Fund, and sets an outer limit on leverage based on VaR. The effect of the Derivatives Rule could, among other things, make investment in derivatives more costly, limit the availability or reduce the liquidity of derivatives, or otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.

Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisor would otherwise recommend, to the possible detriment of the Fund.

Swaps. The Fund may enter into swaps. A swap is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swaps can take many different forms and are known by a variety of names. Depending on their structure, swaps may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return

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for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swaps may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of a swaps is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by a gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures — such as margin requirements for non-cleared transactions — may offer market participants additional protections once implemented. Nonetheless, the Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it would submit derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap that is required to be cleared if no clearinghouse will accept the swap for clearing.

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On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contract market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Certain purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

•     Options risk.    If a put or call option purchased by the Fund expires without being sold or exercised, the Fund would lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. If the Fund is not able to close out the option transaction, the Fund would not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by a number of factors. If this occurs, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its prevailing market value. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

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•     Liquidity risk.    Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s fixed-income investments. Liquidity risk may be more pronounced for the Fund’s investments in developing countries.

•     Portfolio turnover risk.    Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

•     Asset coverage risk.    As a series of an investment company registered with the SEC, the Fund must engage in certain measures to “cover” open positions with respect to certain kinds of derivatives and short sales. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered. The Fund, at its discretion, may forgo asset coverage in favor of implementing the SEC’s new and more comprehensive requirements under Rule 18f-4 of the 1940 Act, including VaR limitations on the Fund’s leverage risk.

•     Preferred stock risk.    Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

•     Market capitalization risk.    Investing in micro-capitalization, small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Micro, small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

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•     Foreign investment risk.    Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

•     Sector focus risk.    The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations or monetary and fiscal policies, market sentiment and expectations, availability of basic resources or supplies, or other events that affect that sector more than securities of issuers in other sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time. For example, as of September 30, 2025, 51.4% of the Fund’s assets were invested in the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

•     Recent market events.    Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs has led to retaliatory tariffs by certain foreign countries and could lead to retaliatory tariffs by additional foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts may have a negative impact on the Fund or on markets generally.

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In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

•     Issuer risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. To the extent that the securities of issuers in the same or related industries or sectors behave similarly to each other, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, a downturn in their stock prices may have a disproportionate adverse effect on the overall equity markets, even if other segments of the market perform well. At times, the Fund may invest more significantly in a single issuer, which could increase the Fund’s volatility and the risk of loss arising from the factors described above.

•     Cash positions risk.    The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested in other securities.

•     Cybersecurity risk.    Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, and prevent shareholders from redeeming their shares. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

•     Fixed income securities risk.    The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time

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of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

•     High yield (“junk”) bond risk.    High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade, are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

•     Convertible securities risk.    Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

•     Currency risk.    The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Please refer to the SAI for more information about the Fund’s investment policies and restrictions.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Form N-CSR filings, and in its monthly holdings report on Form N-PORT.

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MANAGEMENT OF THE FUND

Investment Advisor

First Trust Capital Management L.P., a Delaware limited partnership which maintains its principal offices at 225 West Wacker Drive, Suite 2160, Chicago, Illinois 60606, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Advisor is an investment advisor registered with the SEC and provides investment advice to open-end and closed-end funds. The Advisor has approximately $10.54 billion in assets under management as of September 30, 2025.

Pursuant to the Advisory Agreement, the Advisor receives an advisory fee from Fund, payable on a monthly basis, in accordance with the following schedule:

	First $2 billion of average net assets	On the next $1 billion of average net assets	Average net assets exceeding $3 billion
First Trust Merger Arbitrage Fund	1.25%	1.20%	1.15%

For the fiscal year ended September 30, 2025, the Advisor received advisory fees of 1.25% of the Fund’s average daily net assets. The Fund’s SAI provides additional information about the fees paid to the Advisor.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Form N-CSR for the fiscal year ended September 30, 2025.

Portfolio Managers

Daniel Lancz and Peter Paganessi are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Daniel Lancz.    Mr. Lancz has been a Portfolio Manager with the Advisor since December 2014 and is currently the Senior Portfolio Manager for the Fund. Prior to joining the Advisor, Mr. Lancz served as Director of Research for Glenfinnen since 2003, where he oversaw the investment research for two merger arbitrage hedge funds. Prior to joining Glenfinnen, Mr. Lancz was the Director of Research of a merger arbitrage hedge fund, Augusta Capital Management. Mr. Lancz earned a B.S. from Miami University, located in Oxford, Ohio.

Peter Paganessi.    Mr. Paganessi has been a Portfolio Manager with the Advisor since January 2026. Mr. Paganessi previously served as a senior analyst to the Fund since May 2023. Prior to joining the Advisor, Mr. Paganessi served as an event-driven specialist for JPMorgan. Prior to JPMorgan, Mr. Paganessi served as an event-driven Portfolio Manager for Highbridge Capital Management. Mr. Paganessi earned a B.S. in Finance from Boston College and an MBA from The Wharton School of the University of Pennsylvania.

The SAI provides additional information about the portfolio managers, including their methods of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund securities.

Other Service Providers

First Trust Portfolios L.P. (the “Distributor”) is the principal underwriter for the Fund and acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is affiliated with the Advisor, but it is not affiliated with any other service provider for the Fund.

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Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the percentage stated below:

Class	Expense Limit as a Percentage of Average Daily Net Assets
Class A	1.85%
Class C	2.60%
Class I	1.55%

This agreement is in effect through January 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time of such fees were waived or payments made or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amount. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

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DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees (For Class A Shares and Class C Shares)

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”), which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and Class C shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and Class C shares and the maintenance of their shareholder accounts.

The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Because these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares and Class C shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Class C shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To promote the sale of the Fund’s Class C shares and to pay for certain shareholder liaison services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C shares of the Fund at the time the Shares are purchased (which includes prepayment of the first year’s 0.25% shareholder liaison service fee).

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Shareholder Service Fee

The Fund may pay a fee at an annual rate of up to 0.15%, 0.15% and 0.10% of its average daily net assets attributable to Class A shares, Class C shares, and Class I shares, respectively, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor and/or Distributor and their affiliates may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor and/or Distributor and their affiliates, out of their own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor and/or Distributor and their affiliates may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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The Distributor may reallow all or a portion of the sales load to broker-dealers or other financial intermediaries. Similarly, the Distributor may reallow all or a portion of the distribution and/or service fees to the financial intermediary or other third party; however, the Distributor shall not be obligated to make such payments to the financial intermediaries or other parties unless the Distributor has received a corresponding payment from the Fund. The Distributor may also make payments to financial intermediaries from its own resources, subject to the following conditions: (a) any such payments shall not create any obligation for or recourse against the Fund or Class thereof and, (b) the terms and conditions of any such payments are consistent with the Fund’s Prospectus and applicable federal and state securities laws, and such payments are disclosed in the Fund’s Prospectus or SAI to the extent such laws require. See “Management of the Fund — Additional Payment to Financial Intermediaries” in the SAI.

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YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of the Fund’s shares is the NAV of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class A shares and Class C shares and the differences in shareholder service fees. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. Eastern Time, the Fund’s NAVs would still be determined as of 4:00 p.m. Eastern Time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Valuation Designee, as defined below, determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Valuation Designee, does not represent the security’s fair value), or when, in the judgment of the Valuation Designee, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Valuation Designee, and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. The Distributor does not have any responsibility or obligation to verify the valuation determinations made for the Fund’s investments. Moreover, in no event is the Distributor responsible for any errors or inaccuracies with the Fund’s NAV in connection with its distribution of the Fund’s shares or in connection with any other purpose. Fair value determinations are made by the Valuation Designee, in good faith, in accordance with procedures approved by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Valuation Designee employs fair value pricing to ensure greater accuracy in determining the Fund’s daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Valuation Designee may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Valuation Designee may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

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Purchase of Shares

This Prospectus offers three classes of shares of the Fund, designated as Class A, Class C and Class I shares.

•     Class A shares generally incur sales loads at the time of purchase and are subject to annual distribution and shareholder service fees. Class A shares also incur a CDSC on certain redemptions of such shares within 12 months of purchase to the extent a finder’s fee was paid.

•     Class C shares generally incur a CDSC on any shares sold within 12 months of purchase and are subject to annual distribution and shareholder service fees.

•     Class I shares are not subject to any sales loads and do not incur distribution fees but may incur shareholder service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•     which shares classes are available to you;

•     how long you expect to own your shares;

•     how much you intend to invest;

•     total costs and expenses associated with a particular share class; and

•     whether you qualify for any reduction or waiver of sales charges.

Class A shares and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class I shares are subject to different eligibility requirements, fees and expenses, and may have different minimum investment requirements. For eligible investors, Class I shares may be more suitable than Class A shares or Class C shares. You should consult with your financial advisor for more information to determine which share class is most appropriate for your situation.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

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To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$5,000	None
Direct Retirement Accounts	$5,000	None
Automatic Investment Plan	$5,000	None
Gift Account For Minors	$5,000	None
Class C
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$1,000	$50
Gift Account For Minors	$1,000	$50
Class I
Direct Regular Accounts	$100,000	None
Direct Retirement Accounts	$100,000	None
Automatic Investment Plan	$100,000	None
Gift Account For Minors	$100,000	None

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their designees) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. Your financial intermediary may receive different compensation for selling Class A shares and Class C shares due to different sales charges among the share classes. Please see the section titled “Class A Shares — Sales Charge Schedule”, “Class C Shares — Class C Shares Purchase Programs”, and “Appendix A — Waivers and Discounts Available from Intermediaries” of this Prospectus. The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

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Class A Shares

Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares — Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $24,999	4.50%	4.71%	3.75%
$25,000 – $49,999	3.50%	3.63%	2.75%
$50,000 – $99,999	2.50%	2.56%	2.00%
$100,000 – $249,999	2.00%	2.04%	1.50%
$250,000 or more	See below**	See below**	See below**

*       The offering price includes the sales charge.

**      There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $250,000 or more, but to the extent a finder’s fee was paid, a CDSC of 0.50% will be imposed in the event of certain redemptions within 12 months of the date of purchase. See the “Large Order Net Asset Value Purchase Privilege” section.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced sales charges through the Quantity Discount programs offered by the Fund as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Appendix A — Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

Quantity Discounts

When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would pay an initial charge of 4.50%, while a purchase of $25,000 would pay an initial charge of 3.50%. There are several breakpoints for the Fund, as shown in the “Class A Shares — Sales Charge Schedule” table above. The greater the investment, the greater the sales charge discount.

You may be able to lower your Class A sales charges if:

•     you assure the Fund in writing that you intend to invest at least $25,000 in Class A shares of the Fund over the next thirteen (13) months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•     the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $25,000 (“Cumulative Discount”) (see below).

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By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent.

Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 4.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediaries may not retain this information.

Information about sales charges can be found on the Fund’s website https://www.FirstTrustCapital.com or you can consult with your financial representative.

Net Asset Value Purchases

Class A shares are available for purchase without a sales charge if you are:

•     reinvesting dividends or distributions;

•     making additional investments for your 401(k) or other retirement or direct accounts;

•     participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•     a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform; (please see Appendix A for a list of financial intermediaries that have these arrangements);

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•     a current Trustee of the Trust; or

•     an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code of 1986, as amended) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund’s transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege

There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $250,000 or more, but to the extent a finder’s fee was paid, a CDSC of 0.50% will be imposed in the event of certain redemptions within 12 months of the date of purchase. From its own profits and resources, the Distributor may pay a finder’s fee of 0.50% to financial intermediaries that initiate or are responsible for purchases of $250,000 or more of Class A shares of the Fund. Please contact your financial intermediary to determine whether a finder’s fee was paid in connection with your investment in the Fund.

A CDSC will be waived in the following circumstances:

•     if you are a current Trustee of the Trust; or

•     if you are an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or its affiliates, or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Class C Shares

Under the 12b-1 Plan, a distribution fee at an annual rate of 1.00% of average daily net assets is deducted from the assets of the Fund’s Class C Shares.

Class C Shares of the Fund are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions.

In determining whether a CDSC applies to a redemption, the Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Information on sales charges can also be found on the Fund’s website at https://www.FirstTrustCapital.com, or obtained by calling the Fund at 1-877-779-1999, or consulting with your financial advisor.

Class C Shares Purchase Programs

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund

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or through another intermediary to receive these waivers or discounts. Please see “Appendix A — Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

As described below, eligible purchasers of Class C shares may be entitled to the elimination of CDSC. You may be required to provide the Fund, or its authorized dealer, with certain information or records to verify your eligibility.

A CDSC will not be applied in the following cases:

•     upon the conversion of Class C shares into another Class of shares of the Fund;

•     the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Your financial representative or the Transfer Agent must be contacted to determine if the conditions exist;

•     withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

•     withdrawals related to certain retirement or benefit plans; or

•     redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

Your financial advisor or the Transfer Agent can answer questions and help determine if you are eligible.

Information on sales charges can also be found on the Fund’s website at https://www.FirstTrustCapital.com, or obtained by calling the Fund at 1-877-779-1999, or consulting with your financial advisor.

Class I Shares

To purchase Class I shares of the Fund, you generally must invest at least $100,000. Class I shares are not subject to an initial sales charge.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table above. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

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Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-877-779-1999. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

Escheatment

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the First Trust Merger Arbitrage Fund or a wire received into the account referenced in “Methods of Buying” in this Prospectus. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

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Methods of Buying

Through a broker- dealer or other financial intermediary

The Fund is offered through certain approved financial intermediaries (and their designees). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized designee is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized designee receives the order and will be executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its designee’s) name. The Fund may pay your financial intermediary (or its designee) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information. The Fund has authorized one or more brokers to receive purchase orders on its behalf.

By mail

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail First Trust Merger Arbitrage Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery First Trust Merger Arbitrage Fund 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone

To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-779-1999 and you will be allowed to move money in amounts of at least $100, but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day, shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

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By wire

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.
ABA Number 101000695

For credit to First Trust Merger Arbitrage Fund
A/C # 987 218 9450

For further credit to:
Your account number
Fund Name
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-877-779-1999 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized designee) receives the order. The financial intermediary (or its authorized designee) must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary (or its authorized designee) may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below. The Fund has authorized one or more brokers to receive redemption orders on its behalf.

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By mail

You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to First Trust Merger Arbitrage Fund at the address indicated below. Your request must be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail First Trust Merger Arbitrage Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery First Trust Merger Arbitrage Fund 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

•   You wish to redeem more than $50,000 worth of shares;

•   When redemption proceeds are sent to any person, address or bank account not on record;

•   If a change of address was received by the Transfer Agent within the last 15 days;

•   If ownership is changed on your account; or

•   When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the Fund at 1-877-779-1999 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-877-779-1999. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•   The Fund account number;

•   The name in which his or her account is registered;

•   The Social Security Number or Taxpayer Identification Number under which the account is registered; and

•   The address of the account holder, as stated in the account application form.

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Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-779-1999. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by drawing on a line of credit and/or utilizing a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or

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in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that mutual fund regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices

The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

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General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•     vary or waive any minimum investment requirement;

•     refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•     reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•     delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•     reject any purchase or redemption request that does not contain all required documentation; and

•     subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange Class A, Class C and Class I shares of the Fund for the same class of shares of the First Trust Multi-Strategy Fund, a series of the Trust managed by the Advisor which is offered in a separate prospectus. Please contact the Fund at 1-877-779-1999 to receive the prospectus for the First Trust Multi-Strategy Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus (see “Minimum Investment” table). You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of Class A, Class C and Class I shares.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Class A, Class C and Class I shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria

38

of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Automatic Conversion of Class C Shares

Class C shares of the Fund that have been held for 7 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative NAVs of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.

Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of the 7-year anniversary (or the following month if the 7-year anniversary is after the last business day of the month) of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 7-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder

39

will remain holding Class C shares and will be ineligible to have their shares converted to Class A shares pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that made Class C shares of the Fund available to participants on or before November 18, 2024, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at https://www.FirstTrustCapital.com. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings

To reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

40

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its

41

net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

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FINANCIAL HIGHLIGHTS

The Fund’s Financial Highlights information for the fiscal year ended September 30, 2025, is incorporated in this Prospectus by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR filing. The Fund’s Form N-CSR filings can be located on the SEC’s website, and the Fund’s Annual Financials and Other Information are available upon request (see back cover).

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APPENDIX A — WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers than those discussed below, which have been provided by the respective intermediaries. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•     Shares purchased in an investment advisory program.

•     Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•     Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•     Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•     A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A shares available at Raymond James

•     Death or disability of the shareholder.

•    Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•    Return of excess contributions from an IRA Account.

•    Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.

•    Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•    Shares acquired through a Right of Reinstatement.

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Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•     Breakpoints as described in this Prospectus.

•    Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•    Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•     Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

•     Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

•     Shares purchased through a rollover from another 529 plan.

•     Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

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Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

•     Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•     Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•     Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

•     Gift of shares will not be considered when determining breakpoint discounts

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:

No initial sales charge is imposed on purchases of Class A shares by the following financial institutions that (i) are compensated by clients on a fee-only basis, or (ii) have entered into an agreement with the Fund to offer Class A shares through no-load network or platforms as described in the “Net Asset Value Purchases” section of this Prospectus.

Axos Clearing LLC
Charles Schwab & Co.
LPL Financial LLC
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Pershing LLC
PNC Investments
Vanguard Marketing Corporation
RBC Capital Markets LLC
TD Ameritrade Clearing, Inc.
Wells Fargo Clearing Services LLC

Large Order Net Asset Value Purchase Privilege — Authorized Dealers

From its own profits and resources, the Distributor may pay a finder’s fee to financial intermediaries that initiate or are responsible for purchases of $250,000 or more of Class A shares of the Fund, including UBS Financial Services Inc.

UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Fund, Class I shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Fund’s Class I shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Class I shares is waived for transactions through such brokerage platforms at UBS-FS.

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Investment Advisor

First Trust Capital Management L.P.

225 West Wacker Drive, Suite 2160

Chicago, Illinois 60606

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Distributor
First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, Illinois 60187

Counsel to the Trust and Independent Trustees
Morgan, Lewis and Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

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First Trust Merger Arbitrage Fund
A series of Investment Managers Series Trust II

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports and Financials and Other Information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and the Fund’s Financials and Other Information, which are each included in the Fund’s Form N-CSR filings. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. In the Fund’s Financials and Other Information, you will find the Fund’s annual and semi-annual financial statements.

The Fund’s SAI, annual and semi-annual reports, and Financials and Other Information are available, free of charge, on the Fund’s website at https://www.FirstTrustCapital.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells shares of the Fund or by calling the Fund (toll-free) at 1-877-779-1999 or by writing to:

First Trust Merger Arbitrage Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201

Reports and other information about the Fund are also available:

•     Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at https://www.sec.gov; or

•     For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811-22894.)

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Statement of Additional Information
January 31, 2026

First Trust Merger Arbitrage Fund
Class A Shares (Ticker Symbol: VARAX)
Class C Shares (Ticker Symbol: VARCX)
Class I Shares (Ticker Symbol: VARBX)

A series of Investment Managers Series Trust II

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated January 31, 2026, as may be amended from time to time, of the First Trust Merger Arbitrage Fund (the “Fund”) a series of Investment Managers Series Trust II (the “Trust”). First Trust Capital Management L.P. (“FTCM” or the “Advisor”) is the investment advisor to the Fund. The Fund’s audited financial statements for the fiscal year ended September 30, 2025, are incorporated in this SAI by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR filing. A copy of the Fund’s Prospectus, Annual Report, Semi-Annual Report, and Financials and Other Information can be obtained by visiting the Fund’s website at https://www.FirstTrustCapital.com, or by contacting the Fund at the address or telephone number specified below.

First Trust Merger Arbitrage Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-877-779-1999

B-1

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

On November 1, 2021, the Vivaldi Merger Arbitrage Fund changed its name to the First Trust Merger Arbitrage Fund. The Fund currently offers three classes of shares: Class A, Class C and Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; public health emergencies (including widespread health crises such as the COVID-19 pandemic); China’s economic slowdown; expansion of government deficits and debt; bank failures; higher inflation; and military conflicts and wars, including Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

B-2

Equity Securities

Common Stock

The Fund invests in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, the Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Micro-, Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. In the event that the Fund owns large positions in this type of security, the Fund may be subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid micro and small capitalization securities, which could adversely affect performance.

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The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price during a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest according to a particular schedule and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead, payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated

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debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes.    Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations.    Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity.    Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions.    Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (i.e., “quantitative easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (i.e., “quantitative tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort

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to help fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings.     Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objectives. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so

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or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. To enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objectives are more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Over-the-Counter Transactions — Fixed Income Securities

The Fund may invest in fixed income securities through OTC transactions. OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

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Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Foreign Currency Transactions

The Fund may conduct foreign currency transactions on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. dollar value of interest and dividends paid on those securities.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

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Depositary Receipts

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Derivatives

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

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Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which among other things, governs the use of derivative instruments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless (a) the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets, or (b) the Fund does not engage in derivatives transactions as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase of a new position) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Advisor, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Regulation 4.5. As of the date of this SAI, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and

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it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Options on Securities and Securities Indices

The Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities at a specified price during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options.    The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

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Effecting a closing purchase transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing purchase transaction if the cost of the closing purchase transaction is less than the premium received from writing the option or if the proceeds from the closing purchase transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing purchase transaction if the cost of the closing purchase transaction is more than the premium received from writing the option or if the proceeds from the closing purchase transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices.

Writing Covered Index Call Options.    The Fund may sell index call options. When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Custodian (or a securities depository acting for the Custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options.    There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or

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one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code for qualification of the Fund as a regulated investment company.

OTC Options.    The Fund may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to fulfill its obligations would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

The SEC has taken the position that purchased OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options.    The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based.

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However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Swaps

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps.    The Fund may enter into total return swaps for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

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Credit Default Swaps.    The Fund may enter into credit default swaps for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swaps by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swaps have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swaps to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps.    The Fund may enter into currency swaps for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Equity Swaps.    The Fund may enter into equity swap contracts for hedging or investment purposes. Equity swap contracts may be structured in different ways. The counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating-rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performance that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund may enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payment that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Fund’s obligations over its entitlements with respect to each equity swap.

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Interest Rate Swaps.    The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps.    The Fund may enter into options on swaps. An option on a swap, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap or to shorten, extend, cancel or otherwise modify an existing swap, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk.    Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Given that the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swaps. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

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Counterparty Risk.    Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

OTC Derivatives Transactions

The Fund may enter into OTC derivatives transactions. The Dodd-Frank Act established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

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Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Special Purpose Acquisition Companies (“SPACs”)

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objectives. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

SPAC Management.    Each SPAC’s management team will be responsible for identifying business combination opportunities and negotiating the terms of the transaction and, consequently, the Fund will be dependent upon the integrity, skill and judgment of the management team of each SPAC in which the Fund invests. Often a SPAC’s management consists of financial industry professionals who may have little, if any, experience in managing companies in the business sectors in which the potential issuers to be acquired by the SPAC operate. It is not generally expected that the officers and directors of a SPAC will be required to commit their full business time and attention to the management of the SPAC, which could create a conflict of interest when allocating their time between the SPAC’s operations and their other commitments. If such other commitments require the SPAC’s management team to devote more substantial amounts of time to their other business and affairs, their ability to devote time to the SPAC’s management would be limited, possibly having a negative impact on the SPAC’s ability to consummate a transaction. In addition, the officers and directors of a SPAC in which the Fund invests may become involved with other SPACs in which the Fund does not invest which may engage in similar business opportunities. Consequently, the officers and directors could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment. After a transaction, the management of a SPAC, while often retaining a seat on the board of directors of the post-combination entity, will often step down from day-to-day management of the post-combination entity, leaving investors dependent on the skill of the incumbent or new management of the issuer acquired by the SPAC.

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SPAC Transaction Targets and the Consummation of Transactions.    The typical SPAC transaction target is a private company. Due diligence on these companies may be difficult and they will often not have the same level of financial controls as public entities. To the extent that a SPAC completes a business combination with a financially unstable company or an entity in its development stage, the SPAC may be affected by numerous risks inherent in the business operations of that entity. If a SPAC completes a business combination with an entity in an industry characterized by a high level of risk, the SPAC may be affected by the risks of that industry. At times when general market conditions are not favorable for mergers and acquisitions activity or other capital formation, the percentage of SPACs that fail to find transactions and must dissolve is likely to increase. During such periods investors, such as the Fund, that are long in SPAC securities are less likely to experience attractive risk adjusted returns.

SPACs are subject to significant “event risk;” that is, a SPAC’s success depends on its ability to identify and close a transaction within a relatively short period delimited in its charter. If a SPAC fails to close a transaction within that period it is typically required to liquidate and dissolve. As noted, upon such dissolution the holders of common stock receive a fixed distribution from a trust established to hold IPO proceeds. Upon a SPAC’s dissolution, the warrants will expire worthless. Therefore, the Fund may expect from time to time to suffer complete losses of its investments in certain SPAC warrants.

If a SPAC consummates a transaction, there can be no assurance that an investment in the units, shares or warrants of the SPAC will ultimately prove to be more favorable to investors than a direct investment, if an opportunity were available, in the target business. This is especially the case with regards to SPAC warrants — warrant holders may sustain losses even in the event of a consummation if the value of the SPAC’s common stock after the transaction is less than the strike price of the warrants. In addition, because a SPAC may be able to call warrants for redemption after the warrants become exercisable if the sale price of the common stock equals or exceeds a specified price for a specified number of trading days, the Fund’s profit potential with respect to SPAC warrants may be limited by such call feature.

The operating companies that result from SPAC Transactions face all of the risks that typically follow a major business transaction, including the risks relating to integration following the transaction and the risks inherent in trying to achieve a new business plan. Further, SPAC operating companies often are public companies for the first time following consummation of a transaction, and therefore may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.

Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

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OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

Debt Securities

Municipal Bonds

The Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax applicable to noncorporate taxpayers.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Sovereign Debt Obligations

The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

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Zero Coupon, Step Coupon, and Pay-In-Kind Securities

The Fund may invest in zero coupon, and pay-in-kind securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Investment Company Shares

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of an acquired fund and acquiring fund relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires funds that are relying on the rule, and which do not have the same investment adviser, to enter into a fund of funds investment agreement, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•     The Fund may own an unlimited amount of the shares of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•     The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.    the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

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ii.   each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

iii.  the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the shares of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; and fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns. In addition, Fund shareholders will be subject to higher expenses than if they invested directly in the closed-end fund(s) because the Fund will be bearing a pro rata share of the management fees and expenses of each underlying closed-end fund.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

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Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Private Placement and Restricted Securities

The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct transactions in underlying securities.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored pursuant to the Fund’s liquidity risk management program (discussed in the “Illiquid and Restricted Securities” section, below).

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the fees to the mutual fund’s Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

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Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.    The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.    The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated

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on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Government Obligations

The Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may

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be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest, which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by Nasdaq. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of the Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objectives.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio manager and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. Such large redemptions may also force the Fund to sell securities at disadvantageous times and prices, which may increase the Fund’s broker costs and impact shareholder taxes.

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Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Developments in the China Region

Although China’s economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. In particular, the growth rate of China’s economy had slowed over the years leading up to the global economic recession in 2020. China’s economy rebounded in 2021 as China recovered from the COVID-19 pandemic, but China’s economy grew at a slower rate in 2022 through 2024 than any year in the decade leading up to 2020. It remains unclear though whether these trends will continue in the future. In addition, China’s economic slowdown has negatively impacted the once rapidly growing Chinese real estate market, leading to the financial collapse of China’s largest real estate company. The slowdown in China’s real estate market has also resulted in local Chinese governments facing high levels of debt and fewer viable means to raise revenue, especially with the fall in demand for housing.

Despite attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on both the Chinese economy and Chinese companies. Additionally, Chinese actions to lay claim to disputed islands have caused relations with certain of China’s trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

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Europe — Recent Events

Most developed countries in Western Europe are members of the European Union (the “EU”), and many are also members of the European Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the recent past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels in certain European countries, which in turn negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. For example, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the European Union, the United Kingdom, and other countries, remain unknown, but these events could have a significant adverse impact on Europe’s overall economy.

United Kingdom Exit from the EU.    On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries and will depend largely upon the UK’s ability to negotiate favorable terms with the EU regarding trade and market access. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine.    Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, Canada, Japan, the EU, the UK, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the UK and other countries have also

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placed restrictions on certain oil, energy, and luxury good imports from Russia. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General.    Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Advisor, custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics. There is a possibility that certain risks have not been adequately identified and/or that preparations to mitigate such risks have not been made or fully implemented. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

SOFR Risk

Public and private sector actors have worked to establish alternative reference rates, such as SOFR, to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

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SOFR is a financing rate based on overnight secured funding transactions, and thus it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate that reflected expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objectives are non-fundamental policies and may be changed without shareholder approval.

The Fund may not:

1.   Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.   Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.   Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities);

4.   Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);

5.   Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.   Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

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The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

1.   The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

2.   To the extent the Fund is an “acquired fund” in a fund of funds arrangement relying on Rule 12d1-4 under the 1940 Act, the Fund will limit its acquisition of securities of investment companies and companies that would be investment companies under the 1940 Act but for the exclusion from the definition of investment company in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to an aggregate amount that does not exceed 10% of the Fund’s total assets (measured immediately after acquisition); provided that such limitation shall not apply to investments by the Fund in: (a) another fund as part of a master-feeder structure in reliance on Section 12(d)(1)(E) of the 1940 Act (master feeder arrangements); (b) money market funds in reliance on Rule 12d1-1; (c) a wholly owned and controlled subsidiary of the Fund; (d) securities received as a dividend or as a result of a plan of reorganization of a company; or (e) securities of another fund received pursuant to an interfund lending arrangement permitted by an exemptive order issued by the SEC.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

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MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Thomas Knipper, CPA (Inactive)[a] (born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	2	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda[a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	2	None.
Larry D. Tashjian[a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	2	General Finance Corporation.
John P. Zader[a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust III, a registered investment company (includes 9 portfolios), Source Capital, a closed-end investment company.

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustees:
Terrance P. Gallagher[a],f (born 1958) Trustee	Since July 2019	Retired (October 2025 – present); Executive Vice President and Trust Platform Director (2024 – October 2025), and Executive Vice President and Director of Fund Accounting, Administration and Tax (2007 – 2023), UMB Fund Services, Inc.; President, Investment Managers Series Trust II (September 2013 – April 2025).	2	Various closed-end investment companies.[h]
Joy Ausili[b,g] (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	2	None.
Officers of the Trust:
Scott Schulenburg[a] (born 1976) President	Since May 2025	Senior Vice President, Director of Client Services & TA Administration and Technology (2005 – present), UMB Fund Services, Inc.; President, UMB Distribution Services, LLC (2020 – 2024).	N/A	N/A

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since September 2013

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Joshua Gohr[b] (born 1988) Vice President	Since April 2024	Vice President (December 2020 – present), and Assistant Vice President (December 2018 – November 2020), Mutual Fund Administration, LLC.	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a        Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b       Address for Ms. Ausili, Ms. Dam, Ms. Drake and Mr. Gohr: 2220 E. Route 66, Suite 226, Glendora, California 91740.

         Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c        Trustees and officers serve until their successors have been duly elected.

d       The Trust is comprised of 235 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s Advisor also serves as investment advisor to the First Trust Multi-Strategy Fund which is offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
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e       “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

f       Mr. Gallagher is an “interested person” of the Trust by virtue of his former position with UMB Fund Services, Inc., the Fund’s Co-Administrator.

g       Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC, the Fund’s Co-Administrator.

h       AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk Managed Capital Fund, Aspiriant Risk Managed Real Asset Fund, Destiny Alternative Fund (TEI) LLC, Destiny Alternative Fund LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, Infinity Core Alternative Fund, Keystone Private Income, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund, Variant Impact Fund, each a closed-end investment company.

Effective January 19, 2023, Eric M. Banhazl, who served as a Trustee of the Trust from September 2013 to January 19, 2023, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

Compensation

Effective November 1, 2025, each Independent Trustee receives a quarterly retainer of $31,250; $6,000 for each special in-person meeting attended, or any special meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with SEC exemptive relief or to address particularly complex matters or matters requiring review of significant materials in advance of the meeting; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. In addition, Mr. Tashjian receives an additional annual retainer of $15,000 for serving as Chairperson of the Board; Mr. Knipper receives an additional annual retainer of $10,000 for serving as Chairperson of the Audit Committee; and Mr. Zader receives an additional annual retainer of $10,000 for serving as Chairperson of the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”).

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Prior to November 1, 2025, each Independent Trustee received a quarterly retainer of $28,500; $6,000 for each special in-person meeting attended, or any special meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with SEC exemptive relief or to address particularly complex matters or matters requiring review of significant materials in advance of the meeting; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such

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times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1,3]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)[3]	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Fund and Fund Complex Paid to Trustees ($)[1,2,3]
Thomas Knipper, Independent Trustee and Audit Committee Chair	$8,194	None	None	$11,726
Kathleen K. Shkuda, Independent Trustee	$8,054	None	None	$11,511
Larry D. Tashjian, Independent Trustee, and Chairman	$8,262	None	None	$11,831
John Zader, Independent Trustee and Nominating Governance and Regulatory Review Committee Chair	$8,194	None	None	$11,736

1       For the fiscal year ended September 30, 2025.

2       There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Advisor also serves as investment advisor to the First Trust Multi-Strategy Fund which is offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor service. For the Fund’s fiscal year ended September 30, 2025, the aggregate Independent Trustees’ fees for the Trust were $443,000.

3       Messrs. Knipper, Tashjian, and Zader each elected to defer payment of their compensation from the Fund under the Fund’s non-qualified Deferred Compensation Plan for Trustees under which Trustees may defer receipt of all or part of their compensation from the Fund. As of the fiscal year ended September 30, 2025, the total amount of deferred compensation payable to Messrs. Knipper, Tashjian, and Zader was $132,896, $397,934, and $36,091, respectively.

Mr. Gallagher and Ms. Ausili are not compensated for their service as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

As a Trustee Emeritus of the Trust, Mr. Banhazl does not receive any compensation from the Trust; however, he is entitled to reimbursement of expenses related to his attendance at any meetings of the Board of Trustees or its committees.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 (July 2019 for Mr. Gallagher and January 2023 for Ms. Ausili) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Ausili, Mr. Gallagher and Mr. Zader (at this time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Ms. Ausili and Mr. Gallagher, their positions

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with Mutual Fund Administration, LLC, and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•     Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

•     Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

•     Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

•     Mr. Zader has substantial experience serving in senior executive positions at mutual fund administration service providers.

•     Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administration service providers.

•     Ms. Ausili has substantial experience serving in senior executive positions at mutual fund administration service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee.

•     The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust. The Audit Committee met twice during the fiscal year ended September 30, 2025, with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•     The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee met once during the fiscal year ended September 30, 2025.

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Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of December 31, 2025, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, Over $100,000) ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	None
Kathy Shkuda, Independent Trustee	None	None
Thomas Knipper, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	None
Terrance P. Gallagher, Interested Trustee	None	None
Joy Ausili, Interested Trustee	None	None

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Control Persons, Principal Shareholders, and Management Ownership

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. There were no control persons of the Fund as of December 31, 2025. The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

The following table lists the principal shareholders of the Fund as of December 31, 2025. The principal shareholders are holders of record of 5% or more of the outstanding shares of the indicated classes of the Fund, including the listed shareholders that are financial intermediaries.1

Principal Shareholders	Percentage of Total Outstanding Shares of Class as of December 31, 2025
First Trust Merger Arbitrage Fund/Class A
Charles Schwab & Co Inc. San Francisco, CA 94105	55.79%
Wells Fargo Clearing Services Saint Louis, MO 63103	8.21%
LPL Financial San Diego, CA 92121	6.47%
First Trust Merger Arbitrage Fund/Class I
National Financial Services Jersey City, NJ 07310	21.88%
LPL Financial San Diego, CA 92121	16.81%
Charles Schwab & Co Inc. San Francisco, CA 94105	15.20%
Wells Fargo Clearing Services Saint Louis, MO 63103	8.06%
UBS WM USA Weehawken, NJ 07086	7.58%
First Trust Merger Arbitrage Fund/Class C
Wells Fargo Clearing Services Saint Louis, MO 63103	79.99%

1       The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

As of December 31, 2025, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisors, the Fund’s distributor, First Trust Portfolios L.P. (the “Distributor” or “First Trust”), or any of their respective affiliates.

The Advisor

First Trust Capital Management L.P., located at 225 West Wacker Drive, Suite 2160, Chicago, Illinois 60606, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). FTCM is a Delaware limited partnership and a registered investment adviser controlled by First Trust Capital Solutions L.P. First Trust Capital Solutions L.P. is a Delaware limited partnership owned by First Trust Capital Partners, LLC, and by VFT Holdings LP and its affiliates.

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Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement was approved by shareholders of the Fund at a special meeting held on October 22, 2021, and will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of Trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the percentage stated:

Class	Expense Limit as a Percentage of Average Daily Net Assets
Class A	1.85%
Class C	2.60%
Class I	1.55%

This agreement is effective through January 31, 2027, and it may be terminated before that date only by the Board of Trustees.

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Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Fund paid the following advisory fees to the Advisor for the periods indicated:

First Trust Merger Arbitrage Fund	Advisory Fee Accrued	Advisory Fee (Waived) or Recouped	Advisory Fee Retained by Advisor
For the fiscal year ended September 30, 2025	$18,595,508	$0	$18,595,508
For the fiscal year ended September 30, 2024	$21,185,882	$0	$21,185,882
For the fiscal year ended September 30, 2023	$29,881,876	$0	$29,881,876

Portfolio Managers

The Fund is managed by Daniel Lancz, as Senior Portfolio Manager, and Peter Paganessi.

Other Accounts Managed by the Portfolio Managers.    As of September 30, 2025, information on other accounts managed by the Fund’s portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Daniel Lancz	1	$208.36	1	$10.35	0	$0
Peter Paganessi*	0	$0	0	$0	0	$0

*        As of January 1, 2026.

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Daniel Lancz	0	$0	1	$10.35	0	$0
Peter Paganessi*	0	$0	0	$0	0	$0

*        As of January 1, 2026.

Material Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy. The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients

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fairly. The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

Compensation.    Mr. Lancz and Mr. Paganessi receive a fixed salary and discretionary bonus, based on individual and firm level performance. In addition, Mr. Lancz and Mr. Paganessi own interest in the Advisor and receive compensation based on the overall profitability of the firm. Mr. Lancz and Mr. Paganessi also participate in a 401(k) program and receive medical/dental insurance benefits on the same basis as other employees of the Advisor or its affiliates.

Ownership of the Fund by the Portfolio Managers.    The following chart sets forth the dollar range of Fund shares owned by the portfolio managers in the Fund as of September 30, 2025.

Name of Portfolio Managers	Dollar Range of Fund Shares Owned (None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, Over $1,000,000)
Daniel Lancz	$10,001 – $50,000
Peter Paganessi*	$1 – $10,000

*        As of January 1, 2026.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Co-Administration Agreement.

Pursuant to the Co-Administration Agreement, the Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The Fund paid the following co-administration fees for the periods indicated:

First Trust Merger Arbitrage Fund	Co-Administration Fees*
For the fiscal year ended September 30, 2025	$1,609,872
For the fiscal year ended September 30, 2024	$1,557,007
For the fiscal year ended September 30, 2023	$2,455,157

*        Includes fund accounting, transfer agency and custody fees.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

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UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius, LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Distributor and the Distribution Agreement

First Trust Portfolios L.P. is the Distributor (also known as the principal underwriter) of the shares of the Fund and is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Advisor, but it is not affiliated with any other service provider for the Fund.

Under a Distribution Agreement with the Fund dated November 1, 2021 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in, or responsibility for, determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund, or determining the valuation of the Fund’s assets and liabilities. The Distributor is not responsible for any operational matters associated with the redemption of shares of the Fund.

The Distributor may enter into agreements with qualified broker-dealers or other financial intermediaries as it may select for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, may enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor may retain any portion of the sales load, distribution fee and/or service fee not paid to a financial intermediary. The Advisor pays, out of its own resources, a fee to the Distributor for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually (i) by the Board or (ii) by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.

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The Distribution Agreement may be terminated, without the payment of any penalty, by the Trust on behalf of the Fund or the Distributor upon 60 days’ written notice to the other party. The Trust may effect termination on behalf of the Fund by action of the Board, by vote of a majority of the outstanding voting securities of the relevant Fund, or as the Trust has adopted a 12b-1 Plan for the Fund, by vote of a majority of the trustees of the Board who are not “interested persons” of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan, including the Distribution Agreement. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

In no event shall the Distributor be liable for any losses, claims, demands, liabilities, damages or expenses arising out of or relating to the valuation of the Fund’s investments or the determination of the Fund’s NAV. The Distributor has no obligation to independently verify the determination of the Fund’s NAV or the valuation of the Fund’s investments.

The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Distributor, for the periods indicated:

First Trust Merger Arbitrage Fund	Amount of Commissions	Amount Received
For the year ended September 30, 2025	$173,785	$34,877
For the year ended September 30, 2024	$322,651	$11,520
For the year ended September 30, 2023	$85,729	$13,736

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares and Class C shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares and Class C shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A shares and Class C shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

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The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A shares and Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund’s Class A shares and Class C shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan with respect to such Class will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The following table shows the 12b-1 fees paid pursuant to the 12b-1 Plan for the fiscal year ended September 30, 2025:

First Trust Merger Arbitrage Fund
Advertising/Marketing	$—
Printing/Postage	$—
Payment to distributor*	$154,543
Payment to dealers	$—
Compensation to sales personnel	$—
Interest, carrying, or other financing charges	$—
Other	$—
Total	$154,543

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15%, 0.15% and 0.10% of the Fund’s Class A shares, Class C shares and Class I shares, respectively, average daily net assets, payable monthly. The amount paid by the Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization agent, and/or in terms of percentage of the net assets of such accounts. For the fiscal year ended September 30, 2025, the Fund paid $82,252 for the Class A shares, $2,309 for the Class C shares, and $1,079,789 for the Class I shares in shareholder servicing fees.

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Dealer Reallowances

The Fund’s shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

Additional Payments To Financial Intermediaries

First Trust or its affiliates may from time to time make payments, out of their own resources, to certain broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) that sell shares of the Fund and other products for which First Trust serves as distributor (collectively, the “First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust or an affiliate is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

The Advisor, First Trust and/or their affiliates may make payments, out of their own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected

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intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the First Trust Funds on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; (v) provide payments to broker-dealers to help defray their technology or infrastructure costs; and (vi) make payments for expenses associated with intermediaries’ use of First Trust Funds including, but not limited to, the use of First Trust Funds in model portfolios.

When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.

The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount First Trust Funds will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Payments to intermediaries, in certain circumstances, may also be made by First Trust or its affiliates in connection with the distribution of model portfolios developed by First Trust, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in the First Trust Funds in such models developed by First Trust, the management fee, the total expense ratio, or sales of the First Trust Funds in such models developed by First Trust. Some intermediaries also provide related data regarding transactions in specific model portfolios, First Trust Funds and investment strategies to First Trust in exchange for a fee.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the OTC market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

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The Fund paid the following brokerage and soft dollar commissions for the periods indicated:

First Trust Merger Arbitrage Fund	Brokerage Commissions	Soft Dollars Commissions
For the fiscal year ended September 30, 2025	$1,796,048(1)	$1,718
For the fiscal year ended September 30, 2024	$2,218,218(2)	$73,328
For the fiscal year ended September 30, 2023	$5,068,059(3)	$91,066

(1)    The decrease in brokerage commissions for the period of September 30, 2024 to September 30, 2025 was due to a decrease in overall shares traded and the use of lower commission brokers.

(2)    The decrease in brokerage commissions for the period of September 30, 2023 to September 30, 2024 was due to a decrease in Fund assets and decreased investments in SPACs during the period.

(3)    The increase in brokerage commissions for the period above was due to an increase in Fund assets and increased investments in SPACs during the period.

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Fund did not hold any securities of its “regular brokers or dealers” during the fiscal year ended September 30, 2025.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s portfolio turnover rates for the fiscal years ended September 30, 2025, and September 30, 2024, were 293% and 403%, respectively. The decrease in portfolio turnover was due to increased investments in SPACs held to redemption.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Advisor Policies. The Trust Policies and the Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s Chief Compliance Officer (“CCO”) will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

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If a proxy proposal raises a material conflict between the Advisor’s or its affiliates’ interests and the Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30th each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-877-779-1999, by visiting the Fund’s website at https://www.FirstTrustCapital.com/, or by visiting the SEC’s web site at https://www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control, and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan Lewis, the Fund’s independent registered public accounting firm, Tait Weller, and ICE Data Services, which assists the Fund with classifying its holdings pursuant to its liquidity risk management program (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund’s public website (https://www.FirstTrustCapital.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (https://www.sec.gov). Management of the Fund may make publicly available the Fund’s portfolio holdings as of the most recent semi-annual period.

Non-Public Portfolio Holdings Information Policy.    All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

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Evaluation Service Providers.    These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized Service Providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.    The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities.    Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements with third parties who do not fall within a pre-approved category as of the date of this SAI.

The Advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Portfolio Data.    The Trust or the Fund’s Advisor may disclose selected information and commentary about the Fund’s portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) in writing to third parties as of the end of the most recent calendar month no earlier than ten calendar days after the end of such calendar month, if such disclosure is approved by the Chief Compliance Officer of the Trust (“Trust’s CCO”). Portfolio Data may include, but is not limited to, information about how the Fund’s investments are generally allocated among asset classes, economic sectors, sub-advisors, industries, countries, and other general fundamental characteristics (e.g., average spread, market capitalization). For fixed income holdings, Portfolio Data may include information about types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may be provided to current shareholders; persons considering investing in the Fund, including consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisors; rating and ranking organizations; and members of the press.

The Trust’s CCO may approve a request to provide Portfolio Data as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of the Fund prior to the Fund’s public disclosure of its portfolio holdings and (ii) the Trust or the Advisor, as applicable, has made a good faith determination that the requested information is not material given the particular facts and circumstances. The Trust’s CCO may deny any request to provide Portfolio Data about the Fund made by any person for any reason.

Current Arrangements Regarding Disclosure of Portfolio Holdings.    As of the date of this SAI, the Trust or the Fund have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, the Co-Administrators and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller (independent registered public accounting firm), Morgan Lewis (attorneys) to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, (iii) ISS ProxyExchange pursuant to a proxy voting agreement under which the Fund’s portfolio holdings information is provided daily, subject to

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a one-day lag; (iv) Practical Computer Application, to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust; (v) Donnelley Financial Solutions, to which the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; (vi) FilePoint, to which MFAC provides the Fund’s portfolio holdings on a monthly basis in connection with filings of Form N-PORT; (vii) ICE Data Services, which assists the Fund with classifying its holdings pursuant to its liquidity risk management program, to which the Trust provides portfolio holdings information on a monthly basis with a one- to ten-day time lag; (viii) Morningstar, Inc., Lipper Inc., Refinitiv, Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or Form N-CSR (for the second and fourth fiscal quarters), as applicable; and (ix) Gainskeeper, Inc. and its affiliates, pursuant to an administrative agency agreement under which the Trust provides the Fund’s portfolio tax lot holdings and transaction level data information on a daily basis.

DETERMINATION OF NET ASSET VALUE

The net asset values per share (the “NAVs”) of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets — liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. As the Valuation Designee, the Advisor is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account the Fund’s investments, significant changes in the Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is subject to the general oversight of the Board.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

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Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the Nasdaq, National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the Nasdaq National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor’s procedures, which have been approved by the Board. The Advisor will periodically test the appropriateness and accuracy of the fair value methodologies that have been selected for the Fund. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Advisor, in good faith, deems appropriate to reflect as their fair value.

In no event does the Distributor have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind.    The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed

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would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be, and intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not

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distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

Redemptions of Fund shares may indirectly result in taxable distributions to non-redeeming shareholders. Redemptions may directly or indirectly result from actions taken (or not taken) by the Trust, the Advisor, a fund or an affiliate. Those actions may include changes to investment strategies, liquidation or combination of funds, elimination or addition of share classes and launches of new funds. To generate cash to pay redeeming shareholders, the Fund may dispose of its underlying investments, which may result in the recognition of taxable income or gain, which generally needs to be distributed to avoid Fund-level taxation.

The Fund may use so-called “equalization accounting” in determining whether it satisfies its distribution requirements. If the Fund uses equalization accounting in a year, it will allocate a portion of its income and gain to redemptions of its shares, and that portion will be deemed distributed by the Fund for purposes of the distribution requirements under the Code. Use of equalization accounting may reduce the amount of income or gain that the Fund is otherwise required to distribute to non-redeeming shareholders. Equalization accounting does not affect the treatment of redeeming shareholders. The Internal Revenue Service (the “IRS”) has not published guidance on the method by which a regulated investment company should allocate income and gain to redemptions for purposes of equalization accounting. If the IRS were to determine that the Fund is using an improper method of allocation when using equalization accounting, the Fund could be liable for additional federal income or excise tax and could potentially lose its eligibility for treatment as a regulated investment company. The use of equalization accounting is generally not required, and the Fund might determine not to use equalization accounting.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

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A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

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Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if

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the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are generally taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. Treasury regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from

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foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign entities treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the equity interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

In addition, if the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may have been able to make an election to pay tax liability in respect of its share of any such income over eight years. It is possible that these deferred payments could affect the value of shares, even though all or some of the Fund’s shareholders at the time of any deferred payment may have derived no economic benefit from the foreign entity’s deferred income.

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Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain U.S. Treasury regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

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DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments made by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will generally be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

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The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to the Fund, the Trust currently offers three classes of shares: Class A, Class C and Class I. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by an officer of the Trust, and will be forwarded to the Board only at an officer of the Trust’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

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The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Annual Financials and Other Information for the fiscal year ended September 30, 2025, which is included as part of the Fund’s most recent Form N-CSR filing and includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Fund’s Annual Financials and Other Information can be obtained at no charge by calling 1-877-779-1999 or writing the Fund.

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s
Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.
C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock
Moody’s
Aaa

An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa

An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A

An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa

An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

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Ba

An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B

An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P
AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA

A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC

Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.
C	A preferred stock rated C is a nonpaying issue.
D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.
N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note

Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Short Term Ratings
Moody’s
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structure with moderate reliance on debt and ample asset protection.
• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.
S&P
A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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C

A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B PROXY VOTING POLICIES AND PROCEDURES

First Trust Capital Management L.P.
PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies, and manager or general partner to a number of non-registered private investment companies (referred to collectively as the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as a sub-advisor for at least one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements, as agreed upon in the sub-advisory agreement.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer (“CCO”) any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

____________

1      Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

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SPECIAL CONSIDERATIONS

The registered investment companies are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total net assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

•     Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

•     Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

•     In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

ISS ProxyEXCHANGE

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights. As part of our compliance procedures, FTCM’s Compliance Department reviews ISS on a periodic basis. The procedures performed include obtaining and reviewing certain compliance and operational related documents and reviewing a sample of proxies voted during the year to ensure compliance with our proxy voting policies and procedures.

____________

2      The three percent (3%) limit is measured at the time of investment.

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ISS provides two options for how proxy ballots are executed:

1.   Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.   Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND OF FUNDS-SPECIFIC POLICIES AND PROCEDURES

Several of the Funds are “Fund of Funds” that invest primarily in general or limited partnerships or other private investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund of Funds will receive notices or proxies from Investment Funds, to the extent that the Fund of Funds do receive such notices or proxies and the Fund of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

REGISTERED INVESTMENT COMPANIES-SPECIFIC POLICIES AND PROCEDURES

Each Fund that is registered under the Act is required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

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3      Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

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INVESTMENT MANAGERS SERIES TRUST II
PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of the Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by the Fund. The Trust will therefore defer to, and rely on, the Advisor of the Fund to make decisions on how to cast proxy votes on behalf of the Fund. An Advisor may delegate this responsibility to the Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a completed annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

The Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s Chief Compliance Officer (“CCO”).

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s Chief Compliance Officer must sign and return to MFAC no later than July 30th the attached Form N-PX Certification (attached to Appendix N, Exhibit A) stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

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First Trust
Capital Management

Prospectus

January 31, 2026

FIRST TRUST MULTI-STRATEGY FUND

CLASS A SHARES – FTMAX
CLASS C SHARES – FTMCX
CLASS I SHARES – FTMIX

The Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

First Trust Capital Management L.P. | 225 W. Wacker Dr. | 21st Floor | Chicago, IL 60606 | P: 773.828.6700

First Trust Multi-Strategy Fund
A series of Investment Managers Series Trust II (the “Trust”)

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference. This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

The date of this Prospectus is January 31, 2026.

SUMMARY SECTION — First Trust Multi-Strategy Fund

Investment Objective

The primary investment objective of the First Trust Multi-Strategy Fund (the “Fund”) is to seek long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUND — Purchase of Shares” on page 51 of the Prospectus and in “Appendix A — Waivers and Discounts Available from Intermediaries” of the Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	0.50%[1]	1.00%[1]	None
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.20%		1.20%		1.20%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.40%		0.40%		0.39%
Shareholder servicing fee	0.09%		0.09%		0.08%
Dividends and interest expense on short sales	0.06%		0.06%		0.06%
All other expenses	0.25%		0.25%		0.25%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses[2]		1.86%		2.61%		1.60%

1.     For Class A shares, no sales charge applies on investments of $250,000 or more, but to the extent a finder’s fee was paid, a contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on certain redemptions of such shares within 12 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.

2.     The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	One Year	Three Years	Five Years	Ten Years
Class A	$630	$1,008	$1,411	$2,532
Class C	$367	$811	$1,385	$2,944
Class I	$163	$505	$871	$1,900

You would pay the following expenses on Class C Shares if you did not redeem your shares:
	One Year	Three Years	Five Years	Ten Years
Class C	$264	$811	$1,385	$2,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio.

Principal Investment Strategies

First Trust Capital Management L.P. (“FTCM” or the “Advisor”), the Fund’s advisor, seeks to achieve the Fund’s investment objective by delegating the management of a portion of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisors”). The Advisor also manages a portion of the Fund’s assets directly. When appropriate, the terms “Advisor” or “Advisors” refer to FTCM and the Sub-Advisors, which are Palmer Square Capital Management, LLC (“Palmer Square”), Vest Financial, LLC (“Vest”), Sardis Group, LLC (“Sardis”), and First Trust Advisors L.P. (“FTA”). FTCM retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio and is responsible for selecting and determining the percentage of Fund assets to allocate to itself and each Sub-Advisor. Each Advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of the Advisor, the Advisor does not attempt to manage the day-to-day investments of the Sub-Advisors. At certain times, the Advisor may not allocate assets to all of the Sub-Advisors and therefore, certain investment strategies may not be employed.

In seeking to achieve the Fund’s investment objective, the Advisors implement both fundamentally and technically driven strategies. These strategies may include, without limitation, arbitrage and debt securities strategies that invest in different asset classes, securities, and derivative instruments, as discussed below. These strategies seek to target positive absolute returns and may exhibit different degrees of volatility, as well as exposure to equity, fixed income, currency, and interest rate markets. Certain strategies used by the Advisors may include exposure to different market risk factors including, but not limited to, value, growth, dividend yield, market cap and volatility.

Arbitrage.    The typical merger-arbitrage strategies employed by the Advisor seek to generate returns by purchasing the stock of the company being acquired, which is commonly known as the target company (the “target”), at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may determine the Fund’s potential profit on such an investment. The Fund may employ a variety of strategies to set the “spread”, particularly in proposed transactions involving stock consideration, including shorting the stock of the company that proposes to acquire the target and/or the use of derivatives involving the purchase and sale of put and call options. For purposes of the merger-arbitrage strategy, the Advisor focuses on companies located in North America. The success of the merger-arbitrage strategy largely depends on the overall volume of merger activity, which has historically been cyclical in nature, and the Advisor’s correct evaluation of the outcome of such merger or acquisition transactions, as the Advisor typically seeks to create a portfolio of uncorrelated investment positions that in the aggregate will benefit from such transaction’s completion. During periods of infrequent merger activity, it may be difficult for the Advisor to identify investment opportunities, and the Fund may hold a substantial amount in cash and cash equivalents.

Special Purpose Acquisition Companies.    FTCM may also invest Fund assets in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”), which are collective investment structures that pool funds in order to seek potential acquisition opportunities. In selecting SPACs for investment, FTCM analyzes the attractiveness of the SPAC through the life of the SPAC from IPO to liquidation. FTCM evaluates pre- and post-merger announcements, the potential rate of return, the length of time until the proposed transaction closes or SPAC liquidates, and the potential risk to the Fund in the event the proposed acquisition/liquidation does not close on time and is extended. SPACs provide the opportunity for public shareholders to have some or all of their shares redeemed by the SPAC in connection with certain corporate events, such as an amendment to its charter or an acquisition. The Fund may sell its investments in SPACs at any time, but generally looks to sell/redeem prior to the completion of the acquisition or liquidation.

Secured Options.    Vest, one of the Fund’s current sub-advisors, under normal market circumstances, uses option writing strategies in an effort to obtain option premiums and manage risk. Vest utilizes buy-write (covered call) and/or cash-secured put option strategies on index exchange-traded funds (“ETFs”), indices, and/or individual securities held by the Fund. As part of the secured put option strategy, the Fund may enter into a put spread, which involves the simultaneous purchase and sale of put options on the same underlying asset with the same expiration date but different strike prices. Covered call and cash-secured put options are intended to reduce volatility, earn option premiums and provide more stable returns than solely holding equities. Selling call options reduces the risk of owning securities by the receipt of the option premiums and selling put options reduces the purchase price of the underlying securities, but both strategies limit the opportunity to profit from an increase in the market value of the underlying security in exchange for up-front cash at the time of selling the call or put option. Vest’s strategy is referred to as “Secured Options” because the call and put options it writes will be covered by the Fund owning the security or ETF underlying the option, holding an offsetting option, segregating cash or other liquid assets at not less than the full value of the option or the exercise price, and/or using other permitted coverage methods. At any given time, the Fund’s assets may be subject to only calls or only puts, or a combination of both strategies. To the extent that the Fund’s assets are only subject to puts, in order to secure the puts, the assets will consist of cash, cash equivalents, or a box spread. A box spread (“Box Spread”) is an offsetting set of options that have risk and return characteristics similar to cash equivalents and is economically similar to zero-coupon bonds. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long. The difference between the strike prices of the synthetic long and the synthetic short determines the expiration value (or value at maturity) of the Box Spread. An important feature of a Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once a Box Spread is initiated, its return from the initiation date through expiration is not expected to change due to price movements in the underlying options’ reference assets. The value of a Box Spread is subject to interest rate risks meaning that its mark-to-market value may fluctuate as interest rates and broader market conditions change. While the final payoff of a Box Spread is fixed, interim valuations can move in response to shifts in rates. The ability to purchase or sell box spreads effectively is dependent on the availability and willingness of other market participants to transact in box spreads at competitive prices. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying reference asset’s price movement and the return and characteristics related to the Box Spread will change.

To the extent that the Fund’s assets are only subject to covered calls on an index, the Fund may hold index ETFs instead of individual securities that replicate the movement of the index, in addition to the other permitted coverage methods.

Debt Securities.    Palmer Square, one of the Fund’s current sub-advisors, under normal market circumstances, invests primarily in debt securities or income-producing securities. Palmer Square will invest in securities of any maturity and credit quality, including securities rated below investment grade and unrated securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by Moody’s, S&P, Fitch, or another Nationally Recognized Statistical Rating Organization (“NRSRO”), determined by Palmer Square to be of comparable credit quality. Securities rated below investment grade, such as high yield securities, generally have higher yields and higher risks than investment grade securities. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by Palmer Square to be of comparable credit quality high yield securities). The Fund may invest in collateralized debt obligations, including collateralized loan obligations (“CLOs”), and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk. The Fund may invest in any tranche of a CLO. In pursuing the Fund’s investment objective, Palmer Square uses a blend of top-down analysis, which includes macro analysis, cross-asset relative value analysis, and sector monitoring, and bottom-up analysis, which involves individual issuer and management analysis and security/transaction evaluation that seeks to identify debt securities that Palmer Square believes can provide highly competitive rate yields and total return over the long term with relatively mitigated credit risk.

Structured Credit Products.    Sardis, one of the Fund’s sub-advisors, under normal market circumstances, primarily invests the portion of the Fund it manages in structured credit products and related fixed income securities and loans. These instruments include agency and non-agency residential mortgage-backed securities (“RMBS”), agency and non-agency commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), CLOs, and securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities. Mortgage-related securities are backed by or provide exposure to mortgages, including private (i.e., non-agency) and government mortgage-backed (i.e., agency) securities. Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”), are underwritten to standards set by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae and Freddie Mac. Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property. ABS are securities backed by non-mortgage assets. A CLO is a type of asset-backed debt security typically collateralized predominantly by pools of domestic and foreign senior secured corporate loans, including loans that may be rated below investment grade. RMBS, CMBS, ABS, and CLOs are issued using a variety of structures that vary in risk and yield.

The Fund may invest in instruments of any maturity and credit quality, including high-yield securities, commonly referred to as “junk bonds”, that are rated below investment grade by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (or if unrated, are determined by Sardis to be of comparable credit quality). Sardis anticipates the average portfolio duration of the portion of the Fund it manages under normal market conditions will range between two to five years, as calculated by Sardis. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in various types of derivative instruments, including options, futures, forwards and swaps to attempt to mitigate against interest rate risk. From time to time, Sardis may tactically utilize the following securities or instruments for hedging purposes, to attempt to enhance the portfolio’s return, or to mitigate against certain risks, principally credit and interest rate risk: U.S. Treasury securities; corporate bonds; shares of investment companies, including ETFs that invest in fixed income securities; interest rate, total return, and credit default swaps; interest rate and bond futures; and credit spread and interest rate options.

Sardis may sell a security short in anticipation of a decline in the market value of the security. Selling a security short is when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

In selecting investments, Sardis will consider, among other things, maturity, yield and ratings information and opportunities for price appreciation and interest income. Sardis combines a top-down view of risk positioning with a bottom-up approach that analyzes the underlying value of an asset across a variety of macroeconomic and instrument-specific scenarios to determine the ultimate likelihood of repayment of principal and interest to its holder over time.

Residential Mortgage-Backed Securities.    FTA, one of the Fund’s sub-advisors, under normal market circumstances, primarily invests the portion of the Fund it manages in agency and non-agency RMBS and ABS. FTA constructs a portfolio that normally has a weighted average duration of two to five years and is comprised of securities of any credit quality, including securities rated below investment grade and unrated securities. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value of a security for every 1% immediate change in interest rates. FTA will calculate the duration of the portfolio by modeling the cash flows of all the individual holdings, including the impact of prepayment variability and coupon adjustments where applicable, to determine the duration of each holding and then aggregating based on the size of the position. In performing this duration calculation, FTA will utilize third-party models.

Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P, or Fitch or, if unrated by Moody’s, S&P, Fitch, or another NRSRO, determined by FTA to be of comparable credit quality. Securities rated below investment grade, such as high yield securities, generally have higher yields and higher risks than investment grade securities. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by FTA to be of comparable credit quality high yield securities).

The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. The Fund may purchase government-sponsored mortgage-related securities in to-be-announced (“TBA”) transactions, including mortgage dollar rolls. In a TBA transaction, a seller and buyer of securities agree upon a price for delivering a given volume of securities at a specified future date. The characteristic feature of a TBA transaction is that the actual identity of the securities to be delivered at settlement is not specified on the trade date. Instead, participants agree upon only the general parameters of the securities to be delivered, including issuer, maturity, coupon, price, par amount and settlement date. Generally, two days prior to the settlement date, the seller provides the buyer with the identity of the securities it intends to deliver on the settlement date. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-related securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. The Fund may also invest in repurchase agreements and restricted securities, including Rule 144A securities.

In selecting investments, FTA will consider, among other things, individual weightings from a security, sector specific, and portfolio perspective. As part of the portfolio construction process, risk positioning is included in the asset allocation. Market value weight and contribution to duration are both considered. The investment process is rooted in three primary inputs that form the basis for the strategy’s overall risk allocation: (1) macroeconomic inputs such as the economy, policy, and growth metrics are used to provide the overall risk posture across the short, medium and longer-term horizons; (2) quantitative inputs are used to identify how securities, and the portfolio as a whole, prove durable in a dynamically risk managed context; and (3) fundamental and technical inputs such as valuations, supply, demand, liquidity, volatility, fund flows, collateral fundamentals, option adjusted spreads, yield curves, credit curves, amongst others, serve as primary drivers of developing an overall risk/return profile essential in seeking durable cash flows and managing risk in a dynamic form.

General.    The Fund invests, both long and short, in a wide range of U.S. and non-U.S. publicly traded securities including, but not limited to, equity securities, fixed-income securities, currencies and derivatives. The Fund’s allocation to these various security types and various asset classes will vary over time in response to changing market opportunities. The Fund may:

•     Invest without limit in equity securities of issuers of any market capitalization including common stocks, and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”);

•     Invest in shares of other registered investment companies and ETFs;

•     Invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets. The Advisor defines issuers located in emerging markets as those companies that have a majority of their assets located in, or derive a majority of their revenues from, emerging market countries;

•     Invest up to 80% of its net assets in fixed income securities of any maturity, including corporate bonds, debt issued by the U.S. government and its agencies and exchange-traded notes (“ETNs”). Such fixed income investments may include high-yield or “junk” bonds and may be of any maturity;

•     Invest up to 60% of its net assets in CLOs. Such CLOs may hold loans of any credit quality, including loans rated below investment grade;

•     Invest up to 85% of its net assets in derivatives including structured products, options, futures (including commodities futures), forward currency contracts and swaps, including credit-default swaps. These derivative instruments may be used for investment purposes or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund;

•     Invest up to 60% of its net assets in currencies and forward currency contracts;

•     Utilize leverage (for investment purposes by borrowing against a line of credit, trading on margin, or entering into repurchase agreements) of up to 10% of the Fund’s total assets as part of the portfolio management process;

•     Invest a significant portion of its assets in the securities of companies in the same sector of the market; and

•     Sell securities short with respect to 100% of its net assets. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.

For either investment or hedging purposes, or to manage the volatility of the Fund, the Advisors may invest substantially in a broad range of the derivatives instruments described above, particularly futures contracts. The Advisors may be highly dependent on the use of futures and other derivative instruments, and to the extent that they become unavailable, this may limit an Advisor from fully implementing its investment strategy.

There is no one ideal mix of these investment strategies and techniques; rather, the Advisors seek to allocate the Fund’s resources among the various strategies and techniques in response to changing market opportunities.

FTCM expects that the Fund will actively trade portfolio securities and will have a portfolio turnover significantly in excess of 100% on an annual basis.

The Advisors invest in the securities described above when they believe the securities have a strong appreciation potential (long investing, or actually owning a security) or potential to decline in value (short investing, or borrowing a security from a broker and selling it, with the understanding that it must later be bought back and returned to the broker).

The Fund sells (or closes a position in) a security when the Advisor or a Sub-Advisor determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Advisor’s or Sub-Advisor’s view of the business fundamentals or management of the underlying company changes; (2) if the Advisor or Sub-Advisor believes a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Advisor’s or Sub-Advisor’s assessment criteria; or (4) for other portfolio management reasons, including to raise cash to meet redemption requests.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, each of which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market risk.    The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Multi-style management risk.    Because portions of the Fund’s assets are managed by different advisors using different styles, the Fund could enter into overlapping securities transactions.

Management and strategy risk.    The value of your investment depends on the judgment of the Advisors about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. In addition, in managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result.

Options risk.    Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Box spread risk.    A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long.

The difference between the strike prices of the synthetic long and the synthetic short determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The value of a Box Spread is subject to interest rate risks meaning that its mark-to-market value may fluctuate as interest rates and broader market conditions change. While the final payoff of a Box Spread is fixed, interim valuations can move in response to shifts in rates. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations.

If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement and the return and characteristics related to the Box Spread will change. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices.

Merger and other arbitrage transactions risk.    The Fund’s merger-arbitrage strategy depends on the overall volume of merger activity. During periods of infrequent merger activity, it may be difficult to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions, and the Fund may hold a substantial amount in cash and cash equivalents. If the Advisor determines that a proposed acquisition or other corporate event is likely to be consummated, the Fund may purchase the target company’s securities at prices often slightly below the value expected to be paid or exchanged for such securities upon completion of the transaction (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If a transaction appears unlikely to be consummated, or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if the Fund has sold short the acquiror’s securities in anticipation of covering the short position, the failure of the transaction to be consummated may force the Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if the Fund purchases the target’s securities at prices above the offer price because the Advisor determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

Every merger transaction is subject to unique risks. The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the risk that the transaction takes longer to complete than originally planned, and the risk that the transaction is never completed. These risks may occur for a variety of reasons, such as the inability to finance the transaction, lack of regulatory approval from the applicable state, federal or international regulatory agencies, or the failure of shareholders of the party companies to approve the transaction. These risks could cause the Fund to incur a loss.

Collateralized loan obligations (“CLO”) risk.    The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. While CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk), the Fund is also subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The redemption periods and terms will depend upon the CLO. Optional redemptions, if decided upon, may be directed by a majority of the holders of the subordinated notes. A redemption may also occur at the written direction of the CLO manager to the issuer and the trustee of the CLO. For example, certain tranches of CLO debt may be redeemed if the CLO manager is unable to identify assets suitable for investment during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets. Additionally, holders of subordinated CLO debt may cause the redemption of senior CLO debt. The CLOs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to issuer repayment or counterparty risk. Certain structured products may be thinly traded or have a limited trading market and as a result may be characterized by the Fund as illiquid securities.

SPACs risk.    Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or subject to restrictions on resale.

Leveraging risk.    Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Equity risk.    The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Short sales risk.    A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Fixed income securities risk.    The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest rate risk.    Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit risk.    If an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

High yield (“junk”) bond risk.    High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines, are more volatile, and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Derivatives risk.    Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Foreign investment risk.    The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs, EDRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Emerging markets risk.    Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Sector focus risk.    The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Portfolio turnover risk.    Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

ETN risk.    ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

ETF risk.    Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying net asset value. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Futures risk.    The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

Mortgage-backed and asset-backed securities risk.    Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-backed securities are particularly sensitive to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates), given that mortgage loans generally allow borrowers to refinance. If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

U.S. government securities risk.    U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, when it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Liquidity risk.    The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Investments in other investment companies risk.    The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses.

U.S. treasury futures contracts hedge risk.    Sardis, when it deems appropriate, may seek to hedge against interest rate risk by short selling U.S. Treasury futures contracts. To the extent the Fund holds such short positions, should market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss. The hedging strategy depends on market conditions and the judgment of Sardis, and there is no guarantee that the hedging strategy will be successful in mitigating interest rate risk or preventing losses to the Fund’s portfolio.

TBA transactions risk.    The Fund may enter into TBA transactions for mortgage-backed securities. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss.

RMBS risk.    RMBS are subject to delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

U.S. Treasury futures risk.    The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. Futures can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. To the extent the Fund uses U.S. Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage. In addition, the prices of the U.S. Treasury futures and the price of U.S. Treasuries may not move together as expected. A risk of the Fund’s use of U.S. Treasury futures is that the fluctuations in their values may not correlate perfectly with the relevant reference asset, U.S. Treasuries.

Counterparty risk.    Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Credit rating agency risk.    Credit ratings are determined by credit rating agencies such as S&P Global Ratings, Moody’s Investors Services, Inc. and Fitch Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. The Fund makes no warranty whatsoever regarding the ability of such ratings to accurately reflect the creditworthiness of an issuer. Any shortcomings, changes to or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or securities in which the Fund would otherwise invest and, as a result, may adversely affect those securities perceived or actual credit risk, as well as the Fund’s performance.

Floating rate debt risk.    Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. This contrasts with the Fund’s investments in fixed rate instruments, where a rise in interest rates generally causes values to fall.

Non-agency securities risk.    There are no direct or indirect government or agency guarantees of payments in mortgage pools created by non-government issuers. Non-agency securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Non-agency securities with payments not guaranteed by a government agency generally involve greater credit risk than securities guaranteed by government agencies. In addition, a substantial portion of the non-agency securities in which the Fund invests may be rated below investment grade (commonly known as “junk bonds”).

Mortgage dollar roll risk.    The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to which the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-Advisor’s ability to correctly predict interest rates and prepayments.

Private placements and restricted securities risk.    Private placements and other restricted securities may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Repurchase agreements risk.    Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

Fund distributions risk.    The Fund seeks to make distributions once per month based on a pre-determined rate. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under this distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The amount of the Fund’s quarterly income payments could vary substantially from one year to the next, during the course of a year, and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. The Fund is not guaranteed to provide a fixed or stable level of distributions at any time or over any period of time.

Prepayment or call risk.    Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Subordinated securities risk.    The Fund may invest in securities that are subordinated in right of payment to more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Valuation risk.    The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Advisor using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Advisor had not fair-valued the security or had used a different valuation methodology.

Value-oriented investment strategies risk.    Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Market capitalization risk.    The securities of micro-capitalization, small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Growth-oriented investment strategies risk.    Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Government-sponsored entities risk.    The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Extension risk.    If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Recent market events.    Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and the conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Issuer risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. At times, the Fund may invest more significantly in a single issuer, which could increase the Fund’s volatility and the risk of loss arising from the factors described above.

Cybersecurity risk.    Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisors and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Currency risk.    The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the Bloomberg US Aggregate Bond Index and the 50% S&P 500 Index/50% Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index has been included as the primary broad-based securities market index in order to satisfy regulatory requirements. The Fund also compares its performance with the returns of the 50% S&P 500 Index/50% Bloomberg US Aggregate Bond Index, which the Advisor believes is a better performance benchmark for comparison to the Fund’s performance in light of the Fund’s investment strategies. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, https://www.FirstTrustCapital.com, or by calling the Fund at 1-877-779-1999. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

The Fund commenced operations and acquired the assets and liabilities of the Vivaldi Orinda Macro Opportunities Fund (the “Predecessor Fund”), a series of Advisors Series Trust, on December 16, 2016. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below for periods prior to December 16, 2016 reflect the performance of the Predecessor Fund.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at net asset value per share (“NAV”)

15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
-3.00%
-6.00%
-9.00%
7.82%
1.73%
-3.69%
13.15%
2.56%
7.17%
-5.08%
8.67%
8.22%
6.61%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Class I Shares
Highest Calendar Quarter Return at NAV	9.23%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(14.53)%	Quarter Ended 03/31/2020
Average Annual Total Returns for Periods Ended December 31, 2025	One Year	Five Years	Ten Years
Class I Shares – Return Before Taxes	6.61%	4.98%	4.57%
Class I Shares – Return After Taxes on Distributions(1)	4.01%	3.26%	3.09%
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares(1)	3.90%	3.11%	2.97%
Class A Shares – Return Before Taxes	1.57%	3.61%	3.73%
Class C Shares – Return Before Taxes(2)	4.57%	3.89%	3.48%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(3)	7.30%	(0.36)%	2.01%
50% S&P 500 Index/50% Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(3)	12.64%	6.99%	8.50%

(1)    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

(2)    Class C shares commenced operations on November 14, 2022. The performance figures for Class C shares include the performance for the Class I shares for the periods prior to the inception date of Class C shares, adjusted for the difference in Class C shares and Class I shares expenses. Class C shares impose higher expenses than Class I shares.

(3)    The 50% S&P 500 Index/50% Bloomberg US Aggregate Bond Index consists of a 50/50 blend of the S&P 500 Index and the Bloomberg US Aggregate Bond Index. The S&P 500 Index is a market-cap-weighted index that includes a representative sample of 500 of the top leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. The Bloomberg US Aggregate Bond Index is an index that measures the performance of the U.S. investment grade bond market. The index includes a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than one year.

Investment Advisor and Sub-Advisors

First Trust Capital Management L.P. is the Fund’s Advisor. Palmer Square Capital Management, LLC, Vest Financial, LLC, Sardis Group, LLC, and First Trust Advisors L.P. are the Fund’s Sub-Advisors.

Portfolio Managers

The portfolio management teams for the Advisor and Sub-Advisors are comprised of the individuals listed below. Messrs. Peck and Murphy are jointly and primarily responsible for the overall management of the Fund, including the determination of the allocation of the Fund’s assets to each Sub-Advisor. The portfolio managers within each team are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by the Advisor or applicable Sub-Advisor.

Investment Advisor	Portfolio Managers	Managed the Predecessor Fund/Fund Since:
First Trust Capital Management L.P.	Michael Peck, CFA, CEO, Co-CIO, PM	2014
	Brian Murphy, Co-CIO, PM	2015
	Daniel Lancz, Senior PM	2015
	Peter Paganessi, PM	2026
Sub-Advisors	Portfolio Managers	Managed the Fund Since:
Palmer Square Capital Management, LLC	Angie K. Long, CFA	2023
	Taylor R. Moore, CFA	2023
Vest Financial, LLC	Karan Sood	2024
	Trevor Lack	2025
Sardis Group, LLC	Colin McBurnette	2025
	Sam Dunlap	2025
First Trust Advisors L.P.	Jeremiah Charles	2025
	Owen Aronson	2025
	Samuel Cecil	2025

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$5,000	None
Direct Retirement Accounts	$5,000	None
Automatic Investment Plan	$5,000	None
Gift Account For Minors	$5,000	None
Class C
Direct Regular Accounts	$1,000	None
Direct Retirement Accounts	$1,000	None
Automatic Investment Plan	$1,000	None
Gift Account For Minors	$1,000	None
Class I
Direct Regular Accounts	$100,000	None
Direct Retirement Accounts	$100,000	None
Automatic Investment Plan	$100,000	None
Gift Account For Minors	$100,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer, registered investment advisor, bank or other financial intermediary (collectively, “intermediaries”), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”).

Principal Investment Strategies

In seeking its investment objective, the Fund invests in a wide range of U.S. and non-U.S. publicly traded securities including, but not limited to, equity securities, fixed-income securities, currencies and derivatives. The Fund’s allocation to these various security types and various asset classes will vary over time in response to changing market opportunities. The Fund may:

•     Invest without limit in equity securities of issuers of any market capitalization, including common stocks, and ADRs, EDRs and GDRs;

•     Invest in shares of other registered investment companies and ETFs;

•     Invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets. The Advisor defines issuers located in emerging markets as those companies that have a majority of their assets located in, or derive a majority of their revenues from, emerging market countries;

•     Invest up to 80% of its net assets in fixed income securities, including sovereign debt, corporate bonds, debt issued by the U.S. government and its agencies, and ETNs. Such fixed income investments may include high-yield or “junk” bonds and may be of any maturity;

•     Invest up to 60% of its net assets in CLOs. Such CLOs may hold loans of any credit quality, including loans rated below investment grade;

•     Invest up to 85% of its net assets in derivatives including structured products, options, futures (including commodities futures), forward currency contracts and swaps, including credit-default swaps. These derivative instruments may be used for investment purposes or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund;

•     Invest up to 60% of its net assets in currencies and forward currency contracts;

•     Utilize leverage (for investment purposes by borrowing against a line of credit, trading on margin, or entering into repurchase agreements) of up to 10% of the Fund’s total assets as part of the portfolio management process;

•     Invest a significant portion of its assets in the securities of companies in the same sector of the market; and

•     Sell securities short with respect to 100% of its net assets.

For either investment or hedging purposes, or to manage the volatility of the Fund, the Advisors may invest substantially in a broad range of the derivatives instruments described above, particularly futures contracts. The Advisors may be highly dependent on the use of futures and other derivative instruments, and to the extent that they become unavailable, this may limit an Advisor from fully implementing its investment strategy.

FTCM expects that the Fund will have a portfolio turnover significantly in excess of 100% on an annual basis.

Portfolio Management

The Advisor seeks to achieve the Fund’s investment objective by delegating the management of a portion of Fund assets to a group of experienced Sub-Advisors that utilize a variety of investment strategies and styles. The Advisor will also manage a portion of the Fund’s assets directly. The Advisor selects Sub-Advisors who satisfy a stringent selection process which may include, but is not limited to: ability to produce attractive long-term, risk-adjusted investment results; ability to manage risks; ability to perform well in markets where investment conditions are difficult; and operational competence. The Advisor also considers additional criteria including, but not limited to: relevant investment management experience; the degree to which a specific Sub-Advisor’s investment style complements and balances the Fund’s portfolio with respect to the strategies employed by the Advisor or Sub-Advisors; the quality of the Sub-Advisor’s organization; and the ability of a Sub-Advisor to consistently and effectively apply its investment approach.

The Advisors invest in the securities described above based upon their respective investment strategies. Each Advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of the Advisor, the Advisor does not attempt to manage the day-to-day investments of the Sub-Advisors. At certain times, the Advisor may not allocate assets to all of the Sub-Advisors and therefore, certain investment strategies may not be employed.

When selecting individual securities for the Fund, the Advisors implement both fundamentally and technically driven strategies, including, but not limited to, the following:

Arbitrage.    FTCM may seek to take advantage of inefficient pricing in the markets by engaging in certain arbitrage strategies. The typical merger-arbitrage strategies employed by the Advisor seek to generate returns by purchasing the stock of the company being acquired, which is commonly known as the target company (the “target”), at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may determine the Fund’s potential profit on such an investment. The Fund may employ a variety of strategies to set the “spread”, particularly in proposed transactions involving stock consideration, including shorting the stock of the company that proposes to acquire the target and/or the use of derivatives involving the purchase and sale of put and call options. For purposes of the merger-arbitrage strategy, the Advisor focuses on companies located in North America. The success of the merger-arbitrage strategy largely depends on the overall volume of merger activity, which has historically been cyclical in nature, and the Advisor’s correct evaluation of the outcome of such merger or acquisition transactions, as the Advisor typically seeks to create a portfolio of uncorrelated investment positions that will in the aggregate benefit from such transaction’s completion. During periods of infrequent merger activity, it may be difficult for the Advisor to identify investment opportunities, and the Fund may hold a substantial amount in cash and cash equivalents.

Special Purpose Acquisition Companies.    FTCM may also invest Fund assets in stock, warrants, and other securities of SPACs, which are collective investment structures that pool funds in order to seek potential acquisition opportunities. In selecting SPACs for investment, FTCM analyzes the attractiveness of the SPAC through the life of the SPAC from IPO to liquidation. FTCM evaluates pre- and post-merger announcements, the potential rate of return, the length of time until the proposed transaction closes or SPAC liquidates, and the potential risk to the Fund in the event the proposed acquisition/liquidation does not close on time and is extended. SPACs provide the opportunity for public shareholders to have some or all of their shares redeemed by the SPAC in connection with certain corporate events, such as an amendment to its charter or an acquisition. The Fund may sell its investments in SPACs at any time, but generally looks to sell/redeem prior to the completion of the acquisition or liquidation.

Secured Options.    Vest, one of the Fund’s current sub-advisors, under normal market circumstances, uses option writing strategies in an effort to obtain option premiums and manage risk. Vest utilizes buy-write (covered call) and/or cash-secured put option strategies on index ETFs, indices, and/or individual securities held by the Fund. As part of the secured put option strategy, the Fund may enter into a put spread, which involves the simultaneous purchase and sale of put options on the same underlying asset with the same expiration date but different strike prices. Covered call and cash-secured put options are intended to reduce volatility, earn option premiums and provide more stable returns than solely holding equities. Selling call options reduces the risk of owning securities by the receipt of the option premiums and selling put options reduces the purchase price of the underlying securities, but both strategies limit the opportunity to profit from an increase in the market value of the underlying security in exchange for up-front cash at the time of selling the call or put option. Vest’s strategy is referred to as “Secured Options” because the call and put options it writes will be covered by the Fund owning the security or ETF underlying the option, holding an offsetting option, segregating cash or other liquid assets at not less than the full value of the option or the exercise price, and/or using other permitted coverage methods. At any given time, the Fund’s assets may be subject to only calls or only puts, or a combination of both strategies. To the extent that the Fund’s assets are only subject to puts, in order to secure the puts, the assets will consist of cash, cash equivalents, or a Box Spread. A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents and is economically similar to zero-coupon bonds. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long. The difference between the strike prices of the synthetic long and the synthetic short determines the expiration value (or value at maturity) of the Box Spread. An important feature of a Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once a Box Spread is initiated, its return from the initiation date through expiration is not expected to change due to price movements in the underlying options’ reference assets. The value of a Box Spread is subject to interest rate risks meaning that its mark-to-market value may fluctuate as interest rates and broader market conditions change. While the final payoff of a Box Spread is fixed, interim valuations can move in response to shifts in rates. The ability to purchase or sell box spreads effectively is dependent on the availability and willingness of other market participants to transact in box spreads at competitive prices. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying reference asset’s price movement and the return and characteristics related to the Box Spread will change.

To the extent that the Fund’s assets are only subject to covered calls on an index, the Fund may hold index ETFs instead of individual securities that replicate the movement of the index, in addition to the other permitted coverage methods.

Debt Securities.    Palmer Square, one of the Fund’s current sub-advisors, under normal market circumstances, invests primarily in debt securities or income-producing securities. Palmer Square will invest in securities of any maturity and credit quality, including securities rated below investment grade and unrated securities. The Fund may invest in collateralized debt obligations, including CLOs, and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk. The Fund may invest in any tranche of a CLO. When making investment decisions for the Fund, Palmer Square employs a blend of top-down and bottom-up analysis. The top-down approach has three components: (1) macro analysis whereby Palmer Square’s investment team undertakes frequent discussions regarding macro items, including the economic outlook, financial and credit markets, new and secondary issues, regulatory changes, the mergers and acquisitions environment, and valuation levels; (2) cross-asset relative value analysis, which consists of analyzing the credit spectrum for strong relative value opportunities (e.g., analysis of valuation metrics across loans, bonds, convertibles, CLOs and mortgage credits to identify and monitor optimal risk/reward opportunities); and (3) active monitoring by the investment team of the major sectors within the credit universe. With regard to the bottom-up approach, Palmer Square’s investment team undertakes frequent discussions regarding key analyses, including items such as determining an issuer’s ability to service debt, measuring past performance and understanding the approach of the manager’s team and their ability to meet goals, deal structure model analysis, document analysis, and other financial modeling and scenario testing. Finally, the bottom-up approach includes trade refinement. For example, within the credit spectrum, the investment team also seeks to evaluate many trade specifics with respect to an issuer including, without limitation, liquidity, position size, upside/downside capture, and relative versus absolute value.

Structured Credit Products.    Sardis, one of the Fund’s sub-advisors, under normal market circumstances, primarily invests the portion of the Fund it manages in structured credit products and related fixed income securities and loans. These instruments include, but are not limited to, agency and non-agency RMBS, agency and non-agency CMBS, ABS, CLOs, and securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities. Mortgage-related securities are backed by or provide exposure to mortgages, including private (i.e., non-agency) and government mortgage-backed (i.e., agency) securities. Agency loans have balances that fall within the limits set by the FHFA, are underwritten to standards set by Ginnie Mae, Fannie Mae or Freddie Mac, and qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae and Freddie Mac. Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. ABS are securities backed by non-mortgage assets, such as company receivables, truck and auto loans, leases, home equity loans, credit card receivables and student loans. A CLO is a type of asset-backed debt security typically collateralized predominantly by pools of domestic and foreign senior secured corporate loans, including loans that may be rated below investment grade. RMBS, CMBS, ABS, and CLOs are issued using a variety of structures, including multi-class structures featuring senior and subordinated classes, which vary in risk and yield.

The Fund may invest in instruments of any maturity and credit quality, including high-yield securities, commonly referred to as “junk bonds”, that are rated below investment grade by at least one of the NRSROs (or if unrated, are determined by Sardis to be of comparable credit quality). Sardis anticipates the average portfolio duration of the portion of the Fund it manages under normal market conditions will range between two- to five-years, as calculated by Sardis. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the price of a security with a two-year duration would be expected to decrease by approximately 2% in response to a 1% increase in interest rates. Calculations of duration may be based on estimates and may not reliably predict a security’s sensitivity to changes in interest rates.

The Fund may invest in various types of derivative instruments, including options, futures, forwards and swaps to attempt to mitigate against interest rate risk. From time to time, Sardis may tactically utilize the following securities or instruments for hedging purposes, to attempt to enhance the portfolio’s return, or to mitigate against certain risks, principally credit and interest rate risk: U.S. Treasury securities; corporate bonds; shares of investment companies, including ETFs that invest in fixed income securities; interest rate, total return, and credit default swaps; interest rate and bond futures; and credit spread and interest rate options.

Sardis may sell a security short in anticipation of a decline in the market value of the security. Selling a security short is when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

In selecting investments, Sardis will consider, among other things, maturity, yield and ratings information and opportunities for price appreciation and interest income. The Fund’s allocation of its investments among various asset classes within the structured credit product market will depend on the views of Sardis as to the best value currently available in the marketplace and the Fund’s allocation may change over time based on Sardis’s views on the global economy, interest rates, credit market trends, capital market conditions and other economic factors. Sardis combines a top-down view of risk positioning with a bottom-up approach that analyzes the underlying value of an asset across a variety of macroeconomic and instrument-specific scenarios to determine the ultimate likelihood of repayment of principal and interest to its holder over time. Through this approach, Sardis seeks to identify and purchase assets that it believes are undervalued because of their complexity, liquidity, credit rating, and/or technical forces applied by the market.

As part of its investment process, Sardis utilizes internal and external quantitative and qualitative analysis based on information gathered public sources, third-party research firms, issuers, and internal research. Sardis conducts its own research for purposes of portfolio construction, investment selection, and asset allocation. Portfolio construction, asset allocation, and investment selection are based on internal macroeconomic, asset class, and sector-specific research, as well as due diligence from an investment and operational standpoint on collateral originators, investment managers, and their investment products and vehicles, issuers, servicers, trustees, and other third-party service providers that may influence the risks and performance of a security or loan. Sardis also considers other factors when selecting investments for the Fund, such as absolute and risk-adjusted spreads relative to historical levels and other sectors within the investible universe, market conditions and their influence on prices, diversification, liquidity, spread duration, rate duration, and credit.

Sardis’ security selection process also stress-tests securities’ collateral to determine cash flows, structure, and price. As part of this process Sardis: (i) reviews collateral to determine cash flows across various scenarios and to ensure that collateral performs in stressed scenarios; (ii) reviews legal documents to confirm proper security interests and protections, and verify that third-party service providers are approved parties; (iii) conducts stress tests of cash flows based on collateral performance, triggers and call options; (iv) evaluates price as a function of interest rate risk, credit risk and liquidity risk; (v) determines tolerance levels for interest rate risks, credit risk and liquidity risk; and (vi) establishes target prices and spread levels for exit points.

Residential mortgage-backed securities.    FTA, one of the Fund’s sub-advisors, under normal market circumstances, primarily invests the portion of the Fund it manages in agency and non-agency RMBS and ABS. FTA constructs a portfolio that normally has a weighted average duration of two to five years and is comprised of securities of any credit quality, including securities rated below investment grade and unrated securities. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value of a security for every 1% immediate change in interest rates. For example, if a portfolio of mortgage loans has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. As the value of a security changes over time, so will its duration. FTA will calculate the duration of the portfolio by modeling the cash flows of all the individual holdings, including the impact of prepayment variability and coupon adjustments where applicable, to determine the duration of each holding and then aggregating based on the size of the position. In performing this duration calculation, FTA will utilize third-party models.

Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P, or Fitch or, if unrated by Moody’s, S&P, Fitch, or another NRSRO, determined by FTA to be of comparable credit quality. Securities rated below investment grade, such as high yield securities, generally have higher yields and higher risks than investment grade securities. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by FTA to be of comparable credit quality high yield securities).

The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. The Fund may purchase government-sponsored mortgage-related securities in TBA transactions, including mortgage dollar rolls. In a TBA transaction, a seller and buyer of securities agree upon a price for delivering a given volume of securities at a specified future date. The characteristic feature of a TBA transaction is that the actual identity of the securities to be delivered at settlement is not specified on the trade date. Instead, participants agree upon only the general parameters of the securities to be delivered, including issuer, maturity, coupon, price, par amount and settlement date. Generally, two days prior to the settlement date, the seller provides the buyer with the identity of the securities it intends to deliver on the settlement date. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-related securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. The Fund may also invest in repurchase agreements and restricted securities, including Rule 144A securities.

In selecting investments, FTA will consider, among other things, individual weightings from a security, sector specific, and portfolio perspective. As part of the portfolio construction process, risk positioning is included in the asset allocation. Market value weight and contribution to duration are both considered. The investment process is rooted in three primary inputs that form the basis for the strategy’s overall risk allocation: (1) macroeconomic inputs such as the economy, policy, and growth metrics are used to provide the overall risk posture across the short, medium and longer-term horizons; (2) quantitative inputs are used to identify how securities, and the portfolio as a whole, prove durable in a dynamically risk managed context; and (3) fundamental and technical inputs such as valuations, supply, demand, liquidity, volatility, fund flows, collateral fundamentals, option adjusted spreads, yield curves, credit curves, amongst others, serve as primary drivers of developing an overall risk/return profile essential in seeking durable cash flows and managing risk in a dynamic form. The investment process, inputs and generated portfolio output incur a regular rhythm of scenario analysis and stress testing in efforts to ensure the durable investments across a range of risk environments.

Additionally, these strategies may involve investment techniques, including, but not limited to, the following:

•     Fundamental Analysis.    Advisors using fundamental analysis seek to obtain their return objectives by utilizing current information or insightful analysis of the current financial position and anticipated future performance of individual companies. Fundamental analysis may include both growth and value orientations.

•     Growth Orientation.    Growth-oriented advisors emphasize investment in companies that demonstrate or hold out the promise of earnings growth superior to market expectations.

•     Value Orientation.    Value-oriented advisors emphasize investment in companies that appear inexpensive based on financial ratios, such as price to earnings, price to book value, or other financial analysis, that establishes a value not yet recognized by the market at large.

•     Technical Analysis.    Advisors using technical analysis seek to discern and evaluate patterns of price change in individual equities, market segments, or markets in general. The recurrence of certain patterns, or changes in those patterns, may suggest a course of action for an advisor.

•     Quantitative Analysis.    Quantitative investment techniques include various statistical and mathematical methods for estimating the expected return of a security and for measuring the risk characteristics of a portfolio.

•     Event Driven.    Involves attempting to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. When using this technique, an advisor may take a long position in the company being acquired and a short position in the acquiring company or the reverse.

•     Risk Arbitrage.    Involves arbitrage in securities that are the subject of tender offers, exchange offers or mergers, liquidations, reorganizations, bankruptcies and other extraordinary corporate transactions. This technique may also include the purchase of creditors’ claims against companies in bankruptcy or financial distress at less than face value. The success or failure of this technique depends on whether the Advisor accurately predicts the outcome of a proposed merger, tender offer, financial restructuring or other extraordinary transaction.

•     Market Neutral.    Involves investing in a diversified basket of stocks that the Advisor selects as undervalued and selling short a diversified basket of stocks that the Advisor believes are overvalued. The two baskets are chosen to maximize return and minimize expected risk. This technique tends to have a low correlation with movements in the equity and fixed income markets.

•     Convertible and Diversified Hedging.    Involves buying long positions in convertible bonds or preferred stocks and selling short the corresponding common stock or call option. This technique includes option hedging, option spreading, commodity option hedging, international risk arbitrage, and interest rate spreading.

•     Futures and Options Investing.    Investing in a diversified portfolio of financial, currency and commodity options and futures (but only if and to the extent the Fund and the Advisors meet the requirements of the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission).

Although the Advisors may engage from time-to-time in some or all of the activities described above, there is no one ideal mix of these investment strategies and techniques; rather, the Advisors seek to allocate the Fund’s resources among the various strategies and techniques in response to changing market opportunities. In addition to the strategies and techniques described above, the Advisors may also take advantage of opportunities presented by the development of new investment strategies and techniques to the extent they are consistent with the Fund’s investment objective.

FTCM expects that the Fund will actively trade portfolio securities and will have a portfolio turnover significantly in excess of 100% on an annual basis.

The Fund sells (or closes a position in) a security when the Advisor or a Sub-Advisor determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Advisor’s or Sub-Advisor’s view of the business fundamentals or management of the underlying company changes; (2) if the Advisor or Sub-Advisor believes a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Advisor’s or Sub-Advisor’s assessment criteria; or (4) for other portfolio management reasons, including to raise cash to meet redemption requests.

Temporary Defensive Strategy

When adverse market, economic, political or other conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, or other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Please refer to the SAI for more information about the Fund’s investment policies and restrictions.

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, each of which may cause you to lose money.

•     Market risk.    The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Advisors. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

•     Multi-style management risk.    Because portions of the Fund’s assets are managed independently by different advisors using different styles, the Fund could enter into overlapping securities transactions. For example, one advisor may be purchasing securities at the same time another advisor may be selling those same securities, which may lead to higher transaction expenses than a fund managed by one advisor.

•     Management and strategy risk.    The value of your investment depends on the judgment of the Advisors about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. In addition, in managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. Investment strategies employed by the Advisors in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•    Box spread risk.    A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents economically similar to zero-coupon bonds. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long.

The difference between the strike prices of the synthetic long and the synthetic short determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The value of a Box Spread is subject to interest rate risks meaning that its mark-to-market value may fluctuate as interest rates and broader market conditions change. While the final payoff of a Box Spread is fixed, interim valuations can move in response to shifts in rates. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations.

If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement and the return and characteristics related to the Box Spread will change. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices.

•     Merger and other arbitrage transactions risk.    The Fund’s merger-arbitrage strategy depends on the overall volume of merger activity. During periods of infrequent merger activity, it may be difficult to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions, and the Fund may hold a substantial amount in cash and cash equivalents. If the Advisor determines that a proposed acquisition or other corporate event is likely to be consummated, the Fund may purchase the target company’s securities at prices often below the value expected to be paid or exchanged for such securities upon completion of the transaction (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If a transaction appears unlikely to be consummated, or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if the Fund has sold short the acquiror’s securities, the failure of the transaction to be consummated may force the Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if the Fund purchases the target’s securities at prices above the offer price because the Advisor determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

The consummation of mergers, exchange offers, cash tender offers and other change of control events can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Offers for tender or exchange offers and merger proposals customarily reserve the right to cancel such transactions in a variety of circumstances, including an insufficient response from shareholders or material adverse change at the target company. Even if the defensive activities of a target company or the actions of regulatory authorities fail to defeat such events, they may result in significant delays, during which the Fund’s capital will be committed to the transaction and interest charges may be incurred on funds borrowed to finance its arbitrage activities in connection with the transaction.

Exchange offers or cash tender offers are often made for less than all of the outstanding securities of an issuer, with the provision that, if a greater number is tendered, securities will be accepted on a pro rata basis. Thus, after the completion of a tender offer, and at a time when the market price of the securities has declined below their cost, the Fund may have returned to it, and be forced to sell at a loss, a portion of the securities it had previously tendered.

The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the risk that the transaction takes longer to complete than originally planned, and the risk that the transaction is never completed. These risks may be realized for a variety of reasons, such as the inability of the acquiring company to finance the transaction, lack of regulatory approval from the applicable state, federal or international regulatory agencies or failure of shareholders of the party companies to approve the transaction. If a merger is not completed, the Fund could incur a loss. The risk of loss associated with investing in securities related to a merger or acquisition transaction is typically greater than the payout which may be achieved as a result of such investment — in particular, the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. In addition, the market price of a portfolio security held by the Fund may fall and such loss, though unrealized because the Fund continues to hold the security, would be reflected in the Fund’s books at the new market price (resulting in a mark-to-market loss) even if a particular deal is not breaking-up. Such losses may or may not be recouped upon successful consummation of the relevant transaction. In certain transactions, the Fund’s investment may not be hedged against market fluctuations or, in liquidation situations, the Fund may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

The Fund’s strategies also depend on the overall volume of merger activity for success, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. The Fund’s strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to market-related losses.

•     Collateralized loan obligations risk.    The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. While CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk), additional risks of CLOs include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that the Fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes. In addition, the Fund is subject to the following risks as a result of its investments in CLOs:

Asset Manager Risk. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. The experience of a CLO manager plays an important role in the rating and risk assessment of CLO debt securities. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Fund will have no control.

Legal and Regulatory Risk. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. Changes in the regulation of CLOs may adversely affect the value of the investments held by the Fund and the ability of the Fund to execute one of its investment strategies.

Limited Recourse Risk. CLO debt securities are limited recourse obligations of their issuers. CLO debt is payable solely from the proceeds of its underlying assets. Consequently, CLO investors must rely solely on distributions from the underlying assets for payments on the CLO debt they hold. No party or entity other than the issuer will be obligated to make payments on CLO debt. CLO debt is not guaranteed by the issuer or any other party or entity involved in the organization and management of a CLO. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment.

Redemption Risk. CLO debt securities may be subject to redemption. For example, certain tranches of CLO debt may be redeemed if the CLO manager is unable to identify assets suitable for investment during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets (the “Reinvestment Period”). Additionally, holders of subordinated CLO debt may cause the redemption of senior CLO debt. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt.

Reinvestment Risk. The CLO manager may not find suitable assets in which to invest during the Reinvestment Period or to replace assets that the manager has determined are no longer suitable for investment (for example, if a security has been downgraded by a rating agency). Additionally, the reinvestment period is a pre-determined finite period of time; however, there is a risk that the reinvestment period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets. Early termination of the Reinvestment Period could adversely affect a CLO investment.

Liquidity Risk. The CLO debt securities in which the Fund invests are restricted securities (securities with limited transferability under the securities laws). CLOs are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers and are not sold on a trading market or exchange. Because such securities are available to few buyers, they may be both difficult to sell and to value. Because of the potential for a limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value. However, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act and to be deemed liquid.

Structured Products Risks. The CLOs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to issuer repayment or counterparty risk. Certain structured products may be thinly traded or have a limited trading market and as a result may be characterized by the Fund as illiquid securities.

•     SPACs risk.    Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. Therefore, the Fund may suffer a complete loss of its investment in a SPAC’s warrants. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or subject to restrictions on resale. An investment in a SPAC is subject to a variety of additional risks, including that (i) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (ii) an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value; (iii) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (iv) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (v) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (vi) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

•     Leveraging risk.    The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•     Equity risk.    The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•     Short sales risk.    A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

•     Fixed income securities risk.    The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

•     Interest rate risk.    Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.

Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

•     Credit risk.    If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

•     High yield (“junk”) bond risk.    High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade, are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

•     Derivatives risk.    Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make investment in derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

In October 2020, the U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Fund, and sets an outer limit on leverage based on value-at-risk (or “VaR”). The effect of the Derivatives Rule could, among other things, make investment in derivatives more costly, limit the availability or reduce the liquidity of derivatives, or otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.

Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Hedging Transactions. The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Advisors may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on an Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisors would otherwise recommend, to the possible detriment of the Fund.

Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Foreign Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. With respect to transactions on a foreign exchange that is formally linked to a domestic exchange, certain domestic disclosure and anti-fraud provisions may apply. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Advisors will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a “daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Swaps. The Fund may enter into swaps. A swap is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swaps can take many different forms and are known by a variety of names. Depending on their structure, swaps may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swaps may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of a swap is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

Options Risk. If a put or call option purchased by the Fund expires without being sold or exercised, the Fund would lose the premium it paid for the option. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. Writing a covered call option also involves liquidity risk because if the Fund is unable to close out the option transaction, the Fund would not be able to sell the underlying security until the option expires or is exercised. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by the gain on the short sale of the underlying security. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Over-the-counter derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures — such as margin requirements for non-cleared transactions — may offer market participants additional protections once implemented. Nonetheless, the Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap that is required to be cleared if no clearinghouse will accept the swap for clearing.

On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisors to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

•     Foreign investment risk.    Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

•     Emerging markets risk.    Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investment in such company. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

•     Sector focus risk.    The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations or monetary and fiscal policies, market sentiment and expectations, availability of basic resources or supplies, or other events that affect that sector more than securities of issuers in other sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

•     Portfolio turnover risk.    Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

•     ETN risk.    ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected. The Fund may purchase an ETN at prices that exceed its net asset value and may sell such investments at prices below such net asset value. The Fund may not be able to liquidate ETN holdings at the time and price desired, which may impact Fund performance.

•     ETF risk.    Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying net asset value. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•     Futures risk.    The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

•     Mortgage-backed and asset-backed securities risk.    Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-backed securities are particularly sensitive to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates), given that mortgage loans generally allow borrowers to refinance. If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. Mortgage-backed securities are significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities. The incidence of borrower defaults or delinquencies may rise significantly during financial downturns and could adversely affect the value of mortgage-backed securities held by the Fund.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

•     U.S. government securities risk.    Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•     Liquidity risk.    Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments.

•     Investments in other investment companies risk.    The Fund may invest in the securities of other in-vestment companies, such as mutual funds, closed-end funds, business development companies, and ETFs. These investments expose the Fund to the risks of the underlying funds, including the risk that those funds may not achieve their investment objectives or may underperform. The Fund will also bear its pro-portionate share of fees and expenses of the underlying funds, which may increase overall costs. Regula-tory limits may restrict the Fund’s ability to invest in other funds.

•     U.S. treasury futures contracts hedge risk.    Sardis, when it deems appropriate, may seek to hedge against interest rate risk by short selling U.S. Treasury futures contracts. To the extent the Fund holds such short positions, if market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss. The hedging strategy depends on market conditions and the judgment of Sardis, and there is no guarantee that the hedging strategy will be successful in mitigating interest rate risk or preventing losses to the Fund’s portfolio.

•     TBA transactions risk.    The Fund may enter into “TBA Transactions” for mortgage-backed securities. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA Transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

•     RMBS risk.    RMBS are subject to delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a portfolio of RMBS is backed by loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States, residential mortgage loans may be more susceptible to geographic risks relating to such areas. It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person.

•     U.S. treasury futures risk.    The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. To the extent the Fund uses U.S. Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving U.S. Treasury futures can sometimes be substantial, in part because a relatively small price movement in U.S. Treasury futures may result in an immediate and substantial loss (or gain) for the Fund. In addition, the prices of the U.S. Treasury futures and the price of U.S. Treasuries may not move together as expected. A risk of the Fund’s use of U.S. Treasury futures is that the fluctuations in their values may not correlate perfectly with the relevant reference asset, U.S. Treasuries. Derivatives, such as U.S. Treasury futures, are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets.

•     Counterparty risk.    If the Fund enters into an investment or transaction that depends on the performance of a counterparty, the Fund becomes subject to the credit risk of that counterparty. The Fund’s ability to profit from these types of investments and transactions depends on the willingness and ability of the Fund’s counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund.

•     Credit rating agency risk.    Credit ratings are determined by credit rating agencies such as S&P Global Ratings, Moody’s Investors Services, Inc. and Fitch Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. The Fund makes no warranty whatsoever regarding the ability of such ratings to accurately reflect the creditworthiness of an issuer. Any shortcomings, changes to or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or securities in which the Fund would otherwise invest and, as a result, may adversely affect those securities perceived or actual credit risk, as well as the Fund’s performance.

•     Floating rate debt risk.    Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. This contrasts with the Fund’s investments in fixed rate instruments, where a rise in interest rates generally causes values to fall.

•     Non-agency securities risk.    There are no direct or indirect government or agency guarantees of payments in mortgage pools created by non-government issuers. Non-agency securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Non-agency securities with payments not guaranteed by a government agency generally involve greater credit risk than securities guaranteed by government agencies. In addition, a substantial portion of the non-agency securities in which the Fund invests may be rated below investment grade (commonly known as “junk bonds”).

Non-agency mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

•     Mortgage dollar roll risk.    The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to which the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-Advisor’s ability to correctly predict interest rates and prepayments. The Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate and may lead to higher transaction costs and increased capital gains for the Fund.

•     Private Placements and restricted securities risk.    Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the Securities Act or an exemption from registration (such as Rules 144 or 144A).

Investing in private placements and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

•     Repurchase agreements risk.    The Fund may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period. If the Fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

•     Fund distributions risk.    The Fund seeks to make distributions once per month based on a pre-determined rate. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under this distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The amount of the Fund’s quarterly income payments could vary substantially from one year to the next, during the course of a year, and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. The Fund is not guaranteed to provide a fixed or stable level of distributions at any time or over any period of time.

•     Prepayment or call risk.    Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

•     Subordinated securities risk.    Holders of securities that are subordinated or “junior” to more senior securities of an issuer are entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on the market value of these securities. Subordinated loans generally have greater price volatility than senior loans and may be less liquid. The risks associated with subordinated unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral.

•     Valuation risk.    Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Advisor may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Advisor had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

•     Value-oriented investment strategies risk.    Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

•     Market capitalization risk.    Investing in micro-capitalization, small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Micro-, small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Given that equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

•     Growth-oriented investment strategies risk.    Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

•     Government-sponsored entities risk.    The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

•     Extension risk.    When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.

•     Recent market events.    Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs has led to retaliatory tariffs by certain foreign countries and could lead to retaliatory tariffs by additional foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts may have a negative impact on the Fund or on markets generally.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

•     Issuer risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. To the extent that the securities of issuers in the same or related industries or sectors behave similarly to each other, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, a downturn in their stock prices may have a disproportionate adverse effect on the overall equity markets, even if other segments of the market perform well. At times, the Fund may invest more significantly in a single issuer, which could increase the Fund’s volatility and the risk of loss arising from the factors described above.

•     Cybersecurity risk.    Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisors and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, and prevent shareholders from redeeming their shares. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

•     Currency risk.    The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Form N-CSR filings, and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUND

Investment Advisor and Sub-Advisors

First Trust Capital Management L.P. (“FTCM”, formerly known as Vivaldi Asset Management, LLC), a Delaware limited partnership which maintains its principal offices at 225 West Wacker Drive, Suite 2160, Chicago, Illinois 60606, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Advisor is an investment advisor registered with the SEC and provides investment advice to open-end and closed-end funds. The Advisor has approximately $10.54 billion in assets under management as of September 30, 2025.

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 1.20% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended September 30, 2025, the Advisor received advisory fees of 1.20% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays a portion of its advisory fee to the Sub-Advisors. The Fund’s SAI provides additional information about these fees paid to the Advisor and the Sub-Advisors.

Pursuant to an exemptive order received from the SEC, the Fund’s Advisor is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements with existing or new sub-advisors for the Fund without approval of Fund shareholders (“Exemptive Relief”). The Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Fund to make modified disclosures regarding its sub-advisory fees.

Palmer Square Capital Management, LLC, a Delaware limited liability company located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, serves as a Fund Sub-Advisor. Palmer Square is an SEC-registered investment advisor that services pooled investment vehicles, investment companies, high net worth individuals and institutions. As of September 30, 2025, Palmer Square had approximately $36.49 billion in assets under management.

Vest Financial, LLC, a Delaware limited liability company located at 8350 Broad Street, McLean, Virginia 22102, serves as a Fund Sub-Advisor. Vest is an SEC-registered investment advisor that provides services to mutual funds, variable insurance trusts, ETFs, collective investment trusts, and unit investment trusts. As of September 30, 2025, Vest had approximately $46.5 billion in assets under management.

Sardis Group, LLC, a Delaware limited liability company located at 4200 Northside Parkway, Building 4, Suite 300, Atlanta, Georgia 30327, serves as a Fund Sub-Advisor. Sardis is an SEC-registered investment advisor that services institutional clients including banks, insurance companies, and registered investment companies. As of September 30, 2025, Sardis had approximately $469 million in assets under management.

First Trust Advisors L.P., an Illinois limited partnership located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as a Fund Sub-Advisor. FTA is an SEC-registered investment advisor that provides investment advisory services to open-end and closed-end investment companies, and other collective investments, as well as separately managed accounts. As of September 30, 2025, FTA had approximately $299.5 billion in assets under management.

The Advisor has engaged the Sub-Advisors to make the day-to-day investment decisions for portions of the Fund. While a Sub-Advisor makes the day-to-day investment decisions for its portion of the Fund, the Advisor retains ultimate responsibility (subject to the Board of Trustees’ oversight) for overseeing each Sub-Advisor and evaluating the Fund’s needs and the Sub-Advisor’s skills and performance on an ongoing basis. Based on its evaluation, the Advisor may recommend to the Board of Trustees that the Fund: (i) change, add or terminate a Sub-Advisor; (ii) continue to retain a Sub-Advisor even though the Sub-Advisor’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a Sub-Advisor. In addition to the oversight of the Fund’s Sub-Advisors, the Advisor is responsible for managing a portion of the Fund’s assets and for determining the allocation of the Fund’s assets to each Sub-Advisor. Messrs. Peck and Murphy are jointly and primarily responsible for the overall management of the Fund, including the determination of the allocation of the Fund’s assets to each Sub-Advisor.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreements with Palmer Square, Vest, Sardis and FTA is available in the Fund’s Form N-CSR for the fiscal year ended September 30, 2025.

Portfolio Managers

The portfolio management teams for the Advisor and Sub-Advisors are comprised of the individuals listed below. The portfolio managers within each team are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by the applicable Advisor or Sub-Advisor.

Investment Advisor	Portfolio Managers	Managed the Predecessor Fund/Fund Since:
First Trust Capital Management L.P.	Michael Peck, CFA, CEO, Co-CIO, PM Brian Murphy, Co-CIO, PM Daniel Lancz, Senior PM Peter Paganessi, PM	2014 2015 2015 2026
Sub-Advisors	Portfolio Managers	Managed the Fund Since:
Palmer Square Capital Management, LLC	Angie K. Long, CFA Taylor R. Moore, CFA	2023 2023
Vest Financial, LLC	Karan Sood Trevor Lack	2024 2025
Sardis Group, LLC	Colin McBurnette Sam Dunlap	2025 2025
First Trust Advisors L.P.	Jeremiah Charles Samuel Cecil Owen Aronson	2025 2025 2025

FTCM

Mr. Michael Peck, CFA, joined the Advisor in February 2012 and is currently Chief Executive Officer and Co-Chief Investment Officer. Prior to joining the Advisor, Mr. Peck was a Portfolio Manager at Coe Capital, LLC, a Chicago-based registered investment advisor, from March 2010 to December 2011. From June 2007 through March 2009, Mr. Peck was a paid consultant at various real estate and investment companies. From 2006 to 2008, Mr. Peck was a Senior Financial Analyst/Risk Manager at The Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. Mr. Peck also holds an M.A. in Finance and an M.B.A. (Real Estate Analysis and Financial Analysis) from DePaul University.

Mr. Brian Murphy joined the Advisor in March 2014 as a Senior Research Analyst and currently serves as Co-Chief Investment Officer and portfolio manager to the Fund. Prior to joining the Advisor, Mr. Murphy was a Director at Voyager Management, LLC (“Voyager Management”), a fund of hedge fund firm, from 2010 to 2014. Prior to working for Voyager Management, from 2009 to 2010, Mr. Murphy was Derivatives Product Specialist at Analytic Investors, specializing in quantitative derivative hedge fund strategies. Mr. Murphy was also an Analyst at Iron Partners, LLC, a fund of hedge fund firm, from 2007 to 2009, where he was primarily responsible for covering hedged equity, equity trading, derivative and structured product services. Mr. Murphy graduated from Miami University with a B.S. in Finance.

Mr. Daniel Lancz has been a Portfolio Manager with the Advisor since December 2014 and is currently the Senior Portfolio Manager to the Fund. Prior to joining the Advisor, Mr. Lancz served as Director of Research for Glenfinnen since 2003, where he oversaw the investment research for two merger arbitrage hedge funds. Prior to joining Glenfinnen, Mr. Lancz was the Director of Research of a merger arbitrage hedge fund, Augusta Capital Management. Mr. Lancz earned a B.S. from Miami University, located in Oxford, Ohio.

Mr. Peter Paganessi has been a Portfolio Manager with the Advisor since January 2026. Mr. Paganessi previously served as a senior analyst to the Fund since May 2023. Prior to joining the Advisor, Mr. Paganessi served as an event-driven specialist for JPMorgan. Prior to JPMorgan, Mr. Paganessi served as an event-driven Portfolio Manager for Highbridge Capital Management. Mr. Paganessi earned a B.S. in Finance from Boston College and an MBA from The Wharton School of the University of Pennsylvania.

Palmer Square

Ms. Angie K. Long, CFA, is a portfolio manager of the Fund’s Debt Securities strategy. Ms. Long has been the Chief Investment Officer of Palmer Square since February 2011. She has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining Palmer Square, Ms. Long worked for J.P. Morgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader and investor within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of J.P. Morgan Chase & Co. at age 29. She was responsible for building J.P. Morgan’s High Yield Credit Derivatives business and Credit Options business. She received an AB degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

Mr. Taylor R. Moore, CFA, is a portfolio manager of the Fund’s Debt Securities strategy. Mr. Moore is Managing Director, Portfolio Manager and Head of Structured Credit Trading at Palmer Square. Mr. Moore joined Palmer Square in 2013. Prior to joining Palmer Square, Taylor worked at JPMorgan Chase & Co. in New York and Delaware. Mr. Moore was an integral part of the firm’s North American foreign exchange business serving as Associate Product Controller. Mr. Moore played a key role in all financial operations and management of JPMorgan’s Forward and Spot foreign exchange trading desks. He began his career at JPMorgan as part of the firm’s Corporate Development Program, a two year selective leadership development program. Prior to JPMorgan Chase & Co., Mr. Moore worked at Frontier Investment Bank, a boutique investment bank based out of Kansas City. Mr. Moore received a BA in Economics from Cornell University and is a CFA® charterholder.

Vest

Mr. Karan Sood is a portfolio manager of the Fund’s Options strategy. Mr. Sood has over ten years of experience in derivative based investment strategy design and trading. Mr. Sood joined Vest in 2012. Prior to joining Vest, Mr. Sood worked as a senior manager in new product development at ProShare Advisors LLC. Prior to ProShare, Mr. Sood worked as a Vice President at Barclays Capital. While based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science, London. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.

Mr. Trevor Lack is a portfolio manager of the Fund’s Options strategy. Mr. Lack has over ten years of experience as a portfolio manager. Mr. Lack joined Vest in 2019. Prior to joining Vest, Mr. Lack worked at ProShare Advisors LLC from 2011 to 2019. Mr. Lack received a master’s degree in finance from Johns Hopkins University. He also holds a bachelor’s degree in business from Northeastern University.

Sardis

Colin McBurnette is a portfolio manager of the Fund’s Structured Credit Products strategy. Mr. McBurnette is Co-Founder and Managing Partner of Sardis Group. Mr. McBurnette worked at Angel Oak Capital Advisors (“Angel Oak”) from February 2012 until September 2024. He spent the period from August 2012-December 2023 on the investment team as an investment analyst, assistant portfolio manager, portfolio manager, and senior portfolio manager. Mr. McBurnette was a named portfolio manager on several funds managed by Angel Oak including a private fund, a series of mutual funds, ETFs and an interval fund. Additionally, Mr. McBurnette was a portfolio manager on a number of separately managed accounts advised by Angel Oak that ranged from the investment portfolio for a bank, an asset class specific mandate for a series of insurance companies, and a sub-advisory relationship for six public funds. Mr. McBurnette’s responsibilities across these accounts included investment policy statement design, portfolio allocation and implementation, pre-purchase analytics, credit selection, post-purchase monitoring, credit and interest rate risk management, trading, and reporting. Prior to Angel Oak, Mr. McBurnette worked for Prodigus Capital Management where he was responsible for the acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds B.B.A. degrees in Banking & Finance and Real Estate from the Terry College of Business at the University of Georgia.

Sam Dunlap is a portfolio manager of the Fund’s Structured Credit Products strategy. Mr. Dunlap is Co-Founder and Managing Partner of Sardis Group. Mr. Dunlap worked at Angel Oak from October 2009 until June 2024 serving most recently as a senior portfolio manager and the Chief Investment Officer, Public Strategies. In his capacity as Chief Investment Officer, Mr. Dunlap oversaw all investment related activities for a series of public funds and separately managed accounts. His responsibilities included risk positioning and allocation across all supervised products. Additionally, Mr. Dunlap held responsibility for investment policy statement design, portfolio allocation and implementation, credit and interest rate risk management, and reporting. Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of the fixed income market. Prior to joining Angel Oak, he spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Before SunTrust, Mr. Dunlap spent two years at Wachovia in Charlotte, North Carolina supporting the agency mortgage pass-through trading desk. He holds a B.A. degree in Economics from the University of Georgia.

FTA

Jeremiah Charles is a portfolio manager of the Fund’s Residential Mortgage-Backed Securities strategy. Mr. Charles is a Senior Portfolio Manager and Co-Head of the First Trust Government & Securitized Products Group. At FTA, he is responsible for managing a broad array of investment strategies across the securitized products and multi-sector bond space. Mr. Charles has over 23 years of investment and portfolio management experience. Prior to joining FTA in 2013, Mr. Charles worked as a Vice President of Securitized Products at CRT Capital. Before joining CRT in 2011, Mr. Charles spent six years with Deerfield Capital Management LLC as a Senior Vice President and Senior Portfolio Manager for the Mortgage Trading team. Mr. Charles began his professional career as an Analyst at Piper Jaffray. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado and a M.S. in Real Estate with Honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

Samuel Cecil is a portfolio manager of the Fund’s Residential Mortgage-Backed Securities strategy. Mr. Cecil is a Portfolio Manager for the First Trust Government & Securitized Products Group. He has over 14 years of research, investment and banking experience. At FTA, he focuses primarily on the management and investment analysis of the non-agency RMBS sector. Prior to joining FTA in 2021, Samuel spent the majority of his career at Wells Fargo Securities with roles in both non-agency RMBS Research and Structured Real Estate. Mr. Cecil holds a B.A. in Economics from Columbia University and an MBA from Wake Forest University’s Babcock Graduate School of Management.

Owen Aronson is a Vice President and Portfolio Manager for FTA. Prior to joining FTA in 2020, Mr. Aronson worked as Vice President at Neuberger Berman in the Global Securitized Products team where he was involved in the research, trading, and management of securitized risk across a range of fixed income and real estate debt portfolios. Mr. Aronson began his career as an Analyst at Lehman Brothers Asset Management in 2007. Mr. Aronson holds a B.A. in Economics from the University of Chicago.

The SAI provides additional information about the portfolio managers’ methods of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers

First Trust Portfolios L.P. (the “Distributor”) is the principal underwriter for the Fund and acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is affiliated with the Advisor, Vest, and FTA. The Distributor is not affiliated with Palmer Square, Sardis, or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the percentage stated below:

Class	Expense Limit as a Percentage of Average Daily Net Assets
Class A	1.85%
Class C	2.60%
Class I	1.55%

This agreement is in effect through January 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees (For Class A Shares and Class C Shares)

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”), which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and Class C shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and Class C shares and the maintenance of their shareholder accounts.

The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Because these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares and Class C shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Class C shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To promote the sale of the Fund’s Class C shares and to pay for certain shareholder liaison services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C shares of the Fund at the time the Shares are purchased (which includes prepayment of the first year’s 0.25% shareholder liaison service fee).

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Shareholder Service Fee

The Fund may pay a fee at an annual rate of up to 0.15%, 0.15% and 0.10% of its average daily net assets attributable to Class A shares, Class C shares, and Class I shares, respectively, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor, Sub-Advisors and/or Distributor and their affiliates may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, Sub-Advisors and/or Distributor and their affiliates, out of their own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor and/or Distributor and their affiliates may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

The Distributor may reallow all or a portion of the sales load to broker-dealers or other financial intermediaries. Similarly, the Distributor may reallow all or a portion of the distribution and/or service fees to the financial intermediary or other third party; however, the Distributor shall not be obligated to make such payments to the financial intermediaries or other parties unless the Distributor has received a corresponding payment from the Fund. The Distributor may also make payments to financial intermediaries from its own resources, subject to the following conditions: (a) any such payments shall not create any obligation for or recourse against the Fund or Class thereof, and (b) the terms and conditions of any such payments are consistent with the Fund’s Prospectus and applicable federal and state securities laws, and such payments are disclosed in the Fund’s Prospectus or SAI to the extent such laws require. See “Management of the Fund — Additional Payment to Financial Intermediaries” in the SAI.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of the Fund’s shares is the NAV of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class A shares and Class C shares and the differences in shareholder service fees. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. Eastern Time, the Fund’s NAVs would still be determined as of 4:00 p.m. Eastern Time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Valuation Designee, as defined below, determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Valuation Designee, does not represent the security’s fair value), or when, in the judgment of the Valuation Designee, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Valuation Designee, and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. The Distributor does not have any responsibility or obligation to verify the valuation determinations made for the Fund’s investments. Moreover, in no event is the Distributor responsible for any errors or inaccuracies with the Fund’s NAV in connection with its distribution of the Fund’s shares or in connection with any other purpose. Fair value determinations are made by the Valuation Designee, in good faith, in accordance with procedures approved by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Valuation Designee employs fair value pricing to ensure greater accuracy in determining the Fund’s daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Valuation Designee may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Valuation Designee may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Prospectus offers three classes of shares of the Fund, designated as Class A, Class C and Class I shares.

•     Class A shares generally incur sales loads at the time of purchase and are subject to annual distribution and shareholder service fees. Class A shares also incur a CDSC on certain redemptions of such shares within 12 months of purchase to the extent a finder’s fee was paid.

•     Class C shares generally incur a CDSC on any shares sold within 12 months of purchase and are subject to annual distribution and shareholder service fees.

•     Class I shares are not subject to any sales loads and do not incur distribution fees, but may incur shareholder service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•     which share classes are available to you;

•     how long you expect to own your shares;

•     how much you intend to invest;

•     total costs and expenses associated with a particular share class; and

•     whether you qualify for any reduction or waiver of sales charges.

Class A shares and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class I shares are subject to different eligibility requirements, fees and expenses, and have a different minimum investment requirement. For eligible investors, Class I shares may be more suitable than Class A shares or Class C shares. You should consult with your financial advisor for more information to determine which share class is most appropriate for your situation.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares. Please see the specific features available to each class of shares as discussed below.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$5,000	None
Direct Retirement Accounts	$5,000	None
Automatic Investment Plan	$5,000	None
Gift Account For Minors	$5,000	None
Class C
Direct Regular Accounts	$1,000	None
Direct Retirement Accounts	$1,000	None
Automatic Investment Plan	$1,000	None
Gift Account For Minors	$1,000	None
Class I
Direct Regular Accounts	$100,000	None
Direct Retirement Accounts	$100,000	None
Automatic Investment Plan	$100,000	None
Gift Account For Minors	$100,000	None

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a financial supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their designees) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. Your financial intermediary may receive different compensation for selling Class A shares and Class C shares due to different sales charges among the share classes. Please see the section titled “Class A Shares — Sales Charge Schedule”, “Class C Shares — Class C Shares Purchase Programs”, and “Appendix A — Waivers and Discounts Available from Intermediaries” of this Prospectus. The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares

Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares — Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $24,999	4.50%	4.71%	3.75%
$25,000 – $49,999	3.50%	3.63%	2.75%
$50,000 – $99,999	2.50%	2.56%	2.00%
$100,000 – $249,999	2.00%	2.04%	1.50%
$250,000 or more	See below**	See below**	See below**

*       The offering price includes the sales charge.

**      There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $250,000 or more, but to the extent a finder’s fee was paid, a CDSC of 0.50% will be imposed in the event of certain redemptions within 12 months of the date of purchase. See the “Large Order Net Asset Value Purchase Privilege” section.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced sales charges through certain purchase the Quantity Discounts program offered by the Fund as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, purchasers will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Appendix A — Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

Quantity Discounts

When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would pay an initial charge of 4.50%, while a purchase of $25,000 would pay an initial charge of 3.50%. There are several breakpoints for the Fund, as shown in the “Class A Shares — Sales Charge Schedule” table above. The greater the investment, the greater the sales charge discount.

You may lower your Class A sales charges if:

•     you assure the Fund in writing that you intend to invest at least $25,000 in Class A shares of the Fund over the next thirteen (13) months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•     the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $25,000 (“Cumulative Discount”) (see below).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within ninety (90) days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 4.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediaries may not retain this information.

Information about sales charges can be found on the Fund’s website https://www.FirstTrustCapital.com or you can consult with your financial representative.

Net Asset Value Purchases

Class A shares are available for purchase without a sales charge when you are:

•     reinvesting dividends or distributions;

•     making additional investments for your 401(k) or other retirement or direct accounts;

•     participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•     a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);

•     a current Trustee of the Trust; or

•     an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code of 1986, as amended) of the Advisor, the Sub-Advisors or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund’s transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege

There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $250,000 or more, but to the extent a finder’s fee was paid, a CDSC of 0.50% will be imposed in the event of certain redemptions within 12 months of the date of purchase. From its own profits and resources, the Distributor may pay a finder’s fee of 0.50% to financial intermediaries that initiate or are responsible for purchases of $250,000 or more of Class A shares of the Fund. Please contact your financial intermediary to determine whether a finder’s fee was paid in connection with your investment in the Fund.

A CDSC will be waived in the following circumstances:

•     if you are a current Trustee of the Trust; or

•     if you are an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor, a Sub-Advisor or their affiliates, or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Class C Shares

Under the 12b-1 Plan, a distribution fee at an annual rate of 1.00% of average daily net assets is deducted from the assets of the Fund’s Class C Shares.

Class C Shares of the Fund are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions.

In determining whether a CDSC applies to a redemption, the Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Information on sales charges can also be found on the Fund’s website at https://www.FirstTrustCapital.com, or obtained by calling the Fund at 1-877-779-1999, or consulting with your financial advisor.

Class C Shares Purchase Programs

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Appendix A — Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

As described below, eligible purchasers of Class C shares may be entitled to the elimination of CDSC. You may be required to provide the Fund, or its authorized dealer, with certain information or records to verify your eligibility.

A CDSC will not be applied in the following cases:

•     upon the conversion of Class C shares into another Class of shares of the Fund;

•     the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Your financial representative or the Transfer Agent must be contacted to determine if the conditions exist;

•     withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

•     withdrawals related to certain retirement or benefit plans; or

•     redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

Your financial advisor or the Transfer Agent can answer questions and help determine if you are eligible.

Information on sales charges can also be found on the Fund’s website at https://www.FirstTrustCapital.com, or obtained by calling the Fund at 1-877-779-1999, or consulting with your financial advisor.

Class I Shares

To purchase Class I shares of the Fund, you generally must invest at least $100,000. Class I shares are not subject to any initial sales charge.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-877-779-1999. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six (6) months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the First Trust Multi-Strategy Fund. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker-dealer or other financial intermediary

The Fund is offered through certain approved financial intermediaries (and their designees). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized designee is treated as if such order was placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized designee received the order and will be executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its designee’s) name. The Fund may pay your financial intermediary (or its designee) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information. The Fund has authorized one or more brokers to receive purchase orders on its behalf.

By mail

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail First Trust Multi-Strategy Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery First Trust Multi-Strategy Fund 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone

To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least fifteen (15) days, call the Transfer Agent toll-free at 1-877-779-1999 and you will be allowed to move money in amounts of at least $100, but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day, shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.
ABA Number 101000695

For credit to First Trust Multi-Strategy Fund
A/C # 987 218 9450

For further credit to:
Your account number
Fund Name
Name
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-877-779-1999 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized designee) receives the order. The financial intermediary (or its authorized designee) must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary (or its authorized designee) may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below. The Fund has authorized one or more brokers to receive redemption orders on its behalf.

By mail

You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to First Trust Multi-Strategy Fund at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within sixty (60) days, or trust documents indicating proper authorization).

	Regular Mail First Trust Multi-Strategy Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery First Trust Multi-Strategy Fund 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

•   You wish to redeem more than $50,000 worth of shares;

•   When redemption proceeds are sent to any person, address or bank account not on record;

•   If a change of address was received by the Transfer Agent within the last fifteen (15) days;

•   If ownership is changed on your account; or

•   When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the Fund at 1-877-779-1999 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-877-779-1999. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•   The Fund account number;

•   The name in which his or her account is registered;

•   The Social Security Number or Taxpayer Identification Number under which the account is registered; and

•   The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized designee receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized designee before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent on the following business day to the address of record or the bank you indicate or wired using the wire instructions on record. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven (7) calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to fifteen (15) calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven (7) calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by drawing on a line of credit and/or utilizing a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within thirty (30) days of the date of the notice. If, within thirty (30) days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time.

The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four (4) or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices

The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•     vary or waive any minimum investment requirement;

•     refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•     reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•     delay paying redemption proceeds for up to seven (7) calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•     reject any purchase or redemption request that does not contain all required documentation; and

•     subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange Class A, Class C and Class I shares of the Fund for the same class of shares of the First Trust Merger Arbitrage Fund, a series of the Trust managed by the Advisor which is offered in a separate prospectus. Please contact the Fund at 1-877-779-1999 to receive the prospectus for the First Trust Merger Arbitrage Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus (see “Minimum Investment” table). You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of Class A shares, Class C shares and Class I shares.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Class A, Class C and Class I shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Automatic Conversion of Class C Shares

Class C shares of the Fund that have been held for 7 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative net asset values of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.

Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of the 7-year anniversary (or the following month if the 7-year anniversary is after the last business day of the month) of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 7-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder will remain holding Class C shares and will be ineligible to have their shares converted to Class A shares pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that made Class C shares of the Fund available to participants on or before November 18, 2024, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at https://www.FirstTrustCapital.com. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Fund’s Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income, if any, monthly and of net capital gains, if any, at least annually, typically in December. In so doing, the Fund seeks to make distributions once per month based on a pre-determined rate. A portion of the distributions made by the Fund may be treated as return of capital for tax purposes. Shareholders who receive a payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when, in fact, they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Distributions from the Fund in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

The Fund’s Financial Highlights information for the fiscal year ended September 30, 2025, is incorporated in this Prospectus by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR filing. The Fund’s Form N-CSR filings can be located on the SEC’s website, and the Fund’s Annual Financials and Other Information are available upon request (see back cover).

APPENDIX A — WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers than those discussed below, which have been provided by the respective intermediaries. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•     Shares purchased in an investment advisory program.

•     Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•     Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•     Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•     A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A shares available at Raymond James

•     Death or disability of the shareholder.

•    Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•    Return of excess contributions from an IRA Account.

•    Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable regulations as described in the Fund’s prospectus.

•    Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•    Shares acquired through a Right of Reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•     Breakpoints as described in this Prospectus.

•    Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•    Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•     Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

•     Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

•     Shares purchased through a rollover from another 529 plan.

•     Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

•     Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•     Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•     Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

•     Gift of shares will not be considered when determining breakpoint discounts

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:

No initial sales charge is imposed on purchases of Class A shares by the following financial institutions that (i) are compensated by clients on a fee-only basis, or (ii) have entered into an agreement with the Fund to offer Class A shares through no-load network or platforms as described in the “Net Asset Value Purchases” section of this Prospectus.

Charles Schwab & Co.

LPL Financial LLC
Morgan Stanley Smith Barney LLC
National Financial Services LLC

Pershing LLC

Large Order Net Asset Value Purchase Privilege — Authorized Dealers

From its own profits and resources, the Distributor may pay a finder’s fee to financial intermediaries that initiate or are responsible for purchases of $250,000 or more of Class A shares of the Fund.

Investment Advisor
First Trust Capital Management L.P.
225 West Wacker Drive, Suite 2160
Chicago, Illinois 60606

Sub-Advisors
Palmer Square Capital Management, LLC
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205

Vest Financial, LLC
8350 Broad Street
McLean, Virginia 22102

Sardis Group, LLC
4200 Northside Parkway, Building 4, Suite 300
Atlanta, Georgia 30327

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, Illinois 60187

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Distributor
First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, Illinois 60187

Counsel to the Trust and Independent Trustees
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

First Trust Multi-Strategy Fund
A series of Investment Managers Series Trust II

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports and Financials and Other Information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and the Fund’s Financials and Other Information, which are each included in the Fund’s Form N-CSR filings. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. In the Fund’s Financials and Other Information, you will find the Fund’s annual and semi-annual financial statements.

The Fund’s SAI, annual and semi-annual reports, and Financials and Other Information are available, free of charge, on the Fund’s website at https://www.FirstTrustCapital.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells shares of the Fund or by calling the Fund (toll-free) at 1-877-779-1999 or by writing to:

First Trust Multi-Strategy Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201

Reports and other information about the Fund are also available:

•     Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at https://www.sec.gov; or

•     For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811-22894.)

Statement of Additional Information
January 31, 2026

First Trust Multi-Strategy Fund
Class A Shares (Ticker Symbol: FTMAX)
Class C Shares (Ticker Symbol: FTMCX)
Class I Shares (Ticker Symbol: FTMIX)

A series of Investment Managers Series Trust II

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated January 31, 2026, as may be further amended from time to time, of the First Trust Multi-Strategy Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”). First Trust Capital Management L.P. (“FTCM” or the “Advisor”) is the investment advisor to the Fund. Palmer Square Capital Management, LLC (“Palmer Square”), Vest Financial, LLC (“Vest”), Sardis Group, LLC (“Sardis”), and First Trust Advisors L.P. (“FTA”) (together, the “Sub-Advisors”) are the Fund’s sub-advisors. The Fund’s audited financial statements for the fiscal year ended September 30, 2025, are incorporated in this SAI by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR filing. A copy of the Fund’s Prospectus, Annual Report, Semi-Annual Report, and Financials and Other Information can be obtained by visiting the Fund’s website at https://www.FirstTrustCapital.com, or by contacting the Fund at the address or telephone number specified below.

First Trust Multi-Strategy Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-877-779-1999

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies.

The Fund commenced operations and acquired the assets and liabilities of the Vivaldi Orinda Macro Opportunities Fund, a series of Advisors Series Trust, on December 16, 2016, and changed its name to the Vivaldi Multi-Strategy Fund. On November 1, 2021, the Vivaldi Multi-Strategy Fund changed its name to the First Trust Multi-Strategy Fund. The Fund currently offers three classes of shares: Class A, Class C and Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Principal Investment Strategies, Policies and Risks

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; public health emergencies (including widespread health crises such as the COVID-19 pandemic); China’s economic slowdown; expansion of government deficits and debt; bank failures; higher inflation; and military conflicts and wars, including Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small-and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to limited liquidity small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor or a Sub-Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Debt Securities

The Fund may invest in debt securities, which are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead, payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor or a Sub-Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes.    Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations.    Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity.    Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor and Sub-Advisors attempt to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions.    Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (i.e., “quantitative easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (i.e., “quantitative tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings.    Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating.

Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline.

The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor and Sub-Advisors will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor of a Sub-Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s or Sub-Advisors’ investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Over-the-Counter Transactions — Fixed Income Securities

The Fund may invest in fixed income securities through over-the-counter (“OTC”) transactions. OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and Sub-Advisors and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.

Special Purpose Acquisition Companies (“SPACs”)

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

SPAC Management.    Each SPAC’s management team will be responsible for identifying business combination opportunities and negotiating the terms of the transaction and, consequently, the Fund will be dependent upon the integrity, skill and judgment of the management team of each SPAC in which the Fund invests. Often a SPAC’s management consists of financial industry professionals who may have little, if any, experience in managing companies in the business sectors in which the potential issuers to be acquired by the SPAC operate. It is not generally expected that the officers and directors of a SPAC will be required to commit their full business time and attention to the management of the SPAC, which could create a conflict of interest when allocating their time between the SPAC’s operations and their other commitments. If such other commitments require the SPAC’s management team to devote more substantial amounts of time to their other business and affairs, their ability to devote time to the SPAC’s management would be limited, possibly having a negative impact on the SPAC’s ability to consummate a transaction. In addition, the officers and directors of a SPAC in which the Fund invests may become involved with other SPACs in which the Fund does not invest which may engage in similar business opportunities. Consequently, the officers and directors could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment. After a transaction, the management of a SPAC, while often retaining a seat on the board of directors of the post-combination entity, will often step down from day-to-day management of the post-combination entity, leaving investors dependent on the skill of the incumbent or new management of the issuer acquired by the SPAC.

SPAC Transaction Targets and the Consummation of Transactions.    The typical SPAC transaction target is a private company. Due diligence on these companies may be difficult and they will often not have the same level of financial controls as public entities. To the extent that a SPAC completes a business combination with a financially unstable company or an entity in its development stage, the SPAC may be affected by numerous risks inherent in the business operations of that entity. If a SPAC completes a business combination with an entity in an industry characterized by a high level of risk, the SPAC may be affected by the risks of that industry. At times when general market conditions are not favorable for mergers and acquisitions activity or other capital formation, the percentage of SPACs that fail to find transactions and must dissolve is likely to increase. During such periods investors, such as the Fund, that are long in SPAC securities are less likely to experience attractive risk adjusted returns.

SPACs are subject to significant “event risk;” that is, a SPAC’s success depends on its ability to identify and close a transaction within a relatively short period delimited in its charter. If a SPAC fails to close a transaction within that period it is typically required to liquidate and dissolve. As noted, upon such dissolution the holders of common stock receive a fixed distribution from a trust established to hold IPO proceeds. Upon a SPAC’s dissolution, the warrants will expire worthless. Therefore, the Fund may expect from time to time to suffer complete losses of its investments in certain SPAC warrants.

If a SPAC consummates a transaction, there can be no assurance that an investment in the units, shares or warrants of the SPAC will ultimately prove to be more favorable to investors than a direct investment, if an opportunity were available, in the target business. This is especially the case with regards to SPAC warrants — warrant holders may sustain losses even in the event of a consummation if the value of the SPAC’s common stock after the transaction is less than the strike price of the warrants. In addition, because a SPAC may be able to call warrants for redemption after the warrants become exercisable if the sale price of the common stock equals or exceeds a specified price for a specified number of trading days, the Fund’s profit potential with respect to SPAC warrants may be limited by such call feature.

The operating companies that result from SPAC Transactions face all of the risks that typically follow a major business transaction, including the risks relating to integration following the transaction and the risks inherent in trying to achieve a new business plan. Further, SPAC operating companies often are public companies for the first time following consummation of a transaction, and therefore may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.

Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Foreign Currency Transactions

The Fund may conduct foreign currency transactions on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. dollar value of interest and dividends paid on those securities.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor or Sub-Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Given that foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Depositary Receipts

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates issued by a European bank representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock in a foreign company. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by Nasdaq. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the Securities Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of the Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor or Sub-Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor or Sub-Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Collateralized Loan Obligations

The Fund may invest in CLOs. CLOs are a type of collateralized debt obligation (“CDO”). A CLO is ordinarily issued by a trust or other special purpose entity and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to be deemed liquid.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk) and the risks associated with investing in collateralized debt obligations, CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

Structured Investments

The Fund may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured investments are generally of a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Derivatives

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or a Sub-Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor or a Sub-Advisor had been sufficiently hedged with respect to such position.

The Advisor and Sub-Advisors will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor and Sub-Advisors may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor and Sub-Advisors may rely on diversification to control such risks to the extent that the Advisor or a Sub-Advisor believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which, among other things, governs the use of derivative instruments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless (a) the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets, or (b) the Fund does not engage in derivatives transactions as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk.    Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swaps. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to over-the-counter derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor or a Sub-Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk.    Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

The Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities at a specified price during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options.    The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including shares of exchange-traded funds (“ETFs”), and indices.

Writing Covered Index Call Options.    The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund may not be able to close out its option positions.

Risks of Transactions in Options.    There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code for qualification of the Fund as a regulated investment company.

OTC Options.    The Fund may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

The SEC has taken the position that purchased OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options.    The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase of a new position) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Advisor, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. As of the date of this SAI, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swaps

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps.    The Fund may enter into total return swaps for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps.    The Fund may enter into credit default swaps for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swaps by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swaps have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swaps in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps.    The Fund may enter into currency swaps for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps.    The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps.    The Fund may purchase and write (sell) options on swaps. An option on a swap, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap or to shorten, extend, cancel or otherwise modify an existing swap, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Equity Swaps.    The Fund may enter into equity swaps for hedging or investment purposes. Equity swaps may be structured in different ways. The counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating-rate of interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. In these cases, the return to the Fund on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performance that would have been achieved if the notional amount of the equity swap had been invested in different stocks (or indices of stocks).

The Fund may enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payment that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Fund’s obligations over its entitlements with respect to each equity swap.

OTC Derivatives Transactions

The Fund may enter into OTC derivative transactions. The Dodd-Frank Act established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor or a Sub-Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things, disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Commodity Contracts

The Fund may purchase and sell commodity futures contracts and options; may enter into foreign exchange contracts; may enter into swaps and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly (metals are considered “commodities” under the federal commodities laws), and may purchase or sell physical commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. The Fund will only invest in commodities transactions that the Advisor or a Sub-Advisor believes can be readily liquidated.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. To induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Changes in the regulation of derivatives, including commodity-based derivatives, arising from the Dodd-Frank Act may make it more expensive for the Fund and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

Government Obligations

The Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator.

Investment Company Shares

The Fund may invest in shares of other registered investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and ETFs, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of an acquired fund and acquiring fund relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires funds that are relying on the rule, and which do not have the same investment adviser, to enter into a fund of funds investment agreement, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•     The Fund may own an unlimited amount of the shares of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UTIs in reliance on certain sections of the 1940 Act.

•     The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.    the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.   each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

iii.  the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the shares of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor or a Sub-Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds

The Fund may invest in ETFs, which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Other Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor or a Sub-Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor or a Sub-Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objective during temporary defensive periods.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Advisor, the Sub-Advisors, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Other Investment Strategies, Policies and Risks

Equity Securities

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, the Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Debt Securities

Sovereign Debt Obligations

The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Foreign Investments

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such company. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor or a Sub-Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

When-Issued or Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

A transaction in when-issued or delayed-delivery securities would be deemed not to involve a senior security (i.e., it will not be considered a derivatives transaction or subject to asset segregation requirements), provided that (i) the Fund intends to physically settle the transaction, and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction it would be subject to the requirements of the Derivatives Rule described in the “Derivatives” section of this SAI.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Borrowing

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices.

A borrowing transaction will not be considered to constitute the issuance, by the Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor or a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor or the Sub-Advisors may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor or the Sub-Advisors will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

Developments in the China Region

Although China’s economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. In particular, the growth rate of China’s economy had slowed over the years leading up to the global economic recession in 2020. China’s economy rebounded in 2021 as China recovered from the COVID-19 pandemic, but China’s economy grew at a slower rate in 2022 through 2024 than any year in the decade leading up to 2020. It remains unclear though whether these trends will continue in the future. In addition, China’s economic slowdown has negatively impacted the once rapidly growing Chinese real estate market, leading to the financial collapse of China’s largest real estate company. The slowdown in China’s real estate market has also resulted in local Chinese governments facing high levels of debt and fewer viable means to raise revenue, especially with the fall in demand for housing.

Despite attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on both the Chinese economy and Chinese companies. Additionally, Chinese actions to lay claim to disputed islands have caused relations with certain of China’s trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe — Recent Events

Most developed countries in Western Europe are members of the European Union (the “EU”), and many are also members of the European Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the recent past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels in certain European countries, which in turn negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. For example, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the European Union, the United Kingdom, and other countries, remain unknown, but these events could have a significant adverse impact on Europe’s overall economy.

United Kingdom Exit from the EU.    On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries and will depend largely upon the UK’s ability to negotiate favorable terms with the EU regarding trade and market access. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine.    Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, Canada, Japan, the EU, the UK, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the UK and other countries have also placed restrictions on certain oil, energy, and luxury good imports from Russia. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General.    Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Sofr Risk

Public and private sector actors have worked to establish alternative reference rates, such as SOFR, to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

SOFR is a financing rate based on overnight secured funding transactions, and thus it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate that reflected expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.   Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.   Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.   With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.   Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities);

5.   Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

6.   Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.   Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

The Fund will consider the investments of its underlying funds when determining compliance with its concentration policy.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisors, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor and Sub-Advisors are responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Thomas Knipper, CPA (Inactive)[a] (born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	2	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda[a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	2	None.
Larry D. Tashjian[a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	2	General Finance Corporation.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
John P. Zader[a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust III, a registered investment company (includes 9 portfolios); Source Capital, a closed-end investment company.
Interested Trustees:
Terrance P. Gallagher[a,f] (born 1958) Trustee	Since July 2019	Retired (October 2025 – present); Executive Vice President and Trust Platform Director (2024 – October 2025), and Executive Vice President and Director of Fund Accounting, Administration and Tax (2007 – 2023), UMB Fund Services, Inc.; President, Investment Managers Series Trust II (September 2013 – April 2025).	2	Various closed-end investment companies.[h]
Joy Ausili[b,g] (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	2	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Scott Schulenburg[a] (born 1976) President	Since May 2025	Senior Vice President, Director of Client Services & TA Administration and Technology (2005 – present), UMB Fund Services, Inc.; President, UMB Distribution Services, LLC (2020 – 2024).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since September 2013

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Joshua Gohr[b] (born 1988) Vice President	Since April 2024	Vice President (December 2020 – present), and Assistant Vice President (December 2018 – November 2020), Mutual Fund Administration, LLC.	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President – Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a        Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b       Address for Ms. Ausili, Ms. Dam, Ms. Drake and Mr. Gohr: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c        Trustees and officers serve until their successors have been duly elected.

d       The Trust is comprised of 235 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s Advisor also serves as investment advisor to the First Trust Merger Arbitrage Fund (and together with the Fund, the “Funds”), which is offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

e        “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

f        Mr. Gallagher is an “interested person” of the Trust by virtue of his former position with UMB Fund Services, Inc., the Fund’s Co-Administrator.

g        Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC, the Fund’s Co-Administrator.

h       AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk Managed Capital Fund, Aspiriant Risk Managed Real Asset Fund, Destiny Alternative Fund (TEI) LLC, Destiny Alternative Fund LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, Infinity Core Alternative Fund, Keystone Private Income, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund, Variant Impact Fund, each a closed-end investment company.

Effective January 19, 2023, Eric M. Banhazl, who served as a Trustee of the Trust from September 2013 to January 19, 2023, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

Compensation

Effective November 1, 2025, each Independent Trustee receives a quarterly retainer of $31,250; $6,000 for each special in-person meeting attended, or any special meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with SEC exemptive relief or to address particularly complex matters or matters requiring review of significant materials in advance of the meeting; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. In addition, Mr. Tashjian receives an additional annual retainer of $15,000 for serving as Chairperson of the Board; Mr. Knipper receives an additional annual retainer of $10,000 for serving as Chairperson of the Audit Committee; and Mr. Zader receives an additional annual retainer of $10,000 for serving as Chairperson of the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”).

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Prior to November 1, 2025, each Independent Trustee received a quarterly retainer of $28,500; $6,000 for each special in-person meeting attended, or any special meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with SEC exemptive relief or to address particularly complex matters or matters requiring review of significant materials in advance of the meeting; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1,3]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)[3]	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Fund and Fund Complex Paid to Trustees ($)[1,2,3]
Thomas Knipper, Independent Trustee and Audit Committee Chair	$3,532	None	None	$11,726
Kathleen K. Shkuda, Independent Trustee	$3,457	None	None	$11,511
Larry D. Tashjian, Independent Trustee, and Chairman	$3,569	None	None	$11,831
John Zader, Independent Trustee and Nominating Governance and Regulatory Review Committee Chair	$3,542	None	None	$11,736

1       For the fiscal year ended September 30, 2025.

2       There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s Advisor also serves as investment advisor to the First Trust Merger Arbitrage Fund, which is offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services. For the Fund’s fiscal year ended September 30, 2025, the aggregate Independent Trustees’ fees for the Trust were $443,000.

3       Messrs. Knipper, Tashjian, and Zader each elected to defer payment of their compensation from the Fund under the Fund’s non-qualified Deferred Compensation Plan for Trustees under which Trustees may defer receipt of all or part of their compensation from the Fund. As of the fiscal year ended September 30, 2025, the total amount of deferred compensation payable to Messrs. Knipper, Tashjian, and Zader was $132,896, $397,934 and $36,091, respectively.

Mr. Gallagher and Ms. Ausili are not compensated for their service as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

As a Trustee Emeritus of the Trust, Mr. Banhazl does not receive any compensation from the Trust; however, he is entitled to reimbursement of expenses related to his attendance at any meetings of the Board of Trustees or its committees.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 (July 2019 for Mr. Gallagher and January 2023 for Ms. Ausili) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Ausili, Mr. Gallagher and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Ms. Ausili and Mr. Gallagher, their positions with Mutual Fund Administration, LLC and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•     Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

•     Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

•     Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

•     Mr. Zader has substantial experience serving in senior executive positions at mutual fund administration service providers.

•     Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administration service providers.

•     Ms. Ausili has substantial experience serving in senior executive positions at mutual fund administration service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee.

•     The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice per year with respect to each series of the Trust. The Audit Committee met twice during the fiscal year ended September 30, 2025, with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•     The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee met once during the fiscal year ended September 30, 2025.

Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor, Sub-Advisors and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of December 31, 2025, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($) (None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	None
Kathy Shkuda, Independent Trustee	None	None
Thomas Knipper, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	None
Terrance P. Gallagher, Interested Trustee	None	None
Joy Ausili, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

The following table lists the control persons of the Fund as of December 31, 2025. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.1 Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Control Person	Jurisdiction	Percentage of Total Outstanding Shares of the Fund as of December 31, 2025
LPL Financial San Diego, CA 92121	California	28.16%

1      The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

The following table lists the principal shareholders of the Fund as of December 31, 2025. The principal shareholders are holders of record of 5% or more of the outstanding shares of the indicated classes of the Fund, including the listed shareholders that are financial intermediaries.1

Principal Shareholders	Percentage of Total Outstanding Shares of Class as of December 31, 2025
First Trust Multi-Strategy Fund/Class A
Wells Fargo Clearing Services Saint Louis, MO 63103	25.60%
LPL Financial San Diego, CA 92121	21.63%
Charles Schwab & Co Inc. San Francisco, CA 94105	15.26%
RBC Capital Markets LLC Minneapolis, MN 55402	5.43%
First Trust Multi-Strategy Fund/Class I
LPL Financial San Diego, CA 92121	27.53%
Charles Schwab & Co Inc. San Francisco, CA 94105	17.58%
Wells Fargo Clearing Services Saint Louis, MO 63103	10.90%
RBC Capital Markets LLC Minneapolis, MN 55402	5.48%
First Trust Multi-Strategy Fund/Class C
Wells Fargo Clearing Services Saint Louis, MO 63103	36.98%
LPL Financial San Diego, CA 92121	23.10%
Charles Schwab & Co Inc. San Francisco, CA 94105	19.16%

1      The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

As of December 31, 2025, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisors, the Fund’s distributor, First Trust Portfolios L.P. (the “Distributor” or “First Trust”), or any of their respective affiliates.

The Advisor

First Trust Capital Management L.P., located at 225 West Wacker Drive, Suite 2160, Chicago, Illinois 60606, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). FTCM is a Delaware limited partnership and a registered investment adviser controlled by First Trust Capital Solutions L.P. First Trust Capital Solutions L.P. is a Delaware limited partnership owned by First Trust Capital Partners, LLC and by VFT Holdings LP and its affiliates.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund. In addition, the Advisor makes recommendations with respect to the selection and continued employment of Sub-Advisors to manage the Fund’s assets, performs diligence on and monitors any such Sub-Advisors, investment performance and adherence to compliance procedures, and oversees the investments made by the Sub-Advisors. The Advisor also continuously monitors the Sub-Advisors’ compliance with the Fund’s investment objective, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.

The Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Pursuant to an exemptive order received from the SEC, the Fund’s Advisor is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements with existing or new sub-advisors for the Fund without approval of Fund shareholders (“Exemptive Relief”). The Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Fund to make modified disclosures regarding its sub-advisory fees.

Sub-Advisors

The Advisor has entered into separate sub-advisory agreements with Palmer Square Capital Management, LLC, effective July 19, 2023, and amended and restated on August 1, 2025, Vest Financial, LLC, effective February 22, 2024, Sardis Group, LLC, effective July 15, 2025, and First Trust Advisors L.P., effective July 25, 2025, with respect to the Fund (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”).

Palmer Square is located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205. Christopher D. Long, Founder, CEO and Chairman of Palmer Square, and Angie K. Long, Chief Investment Officer of Palmer Square, and a portfolio manager of the Fund, have a controlling interest in Palmer Square.

Vest Financial, LLC is located at 8350 Broad Street, McLean, Virginia 22102. Vest is a subsidiary of Vest Group, Inc. (“VG”). First Trust Capital Partners LLC, an affiliate of FTCM, is the largest single holder of voting shares in VG.

Sardis is located at 4200 Northside Parkway, Building 4, Suite 300, Atlanta, Georgia 30327. Sardis is a wholly owned subsidiary of Sardis Group Holdings, LLC. Sardis Group Holdings, LLC is majority owned and managed by Colin McBurnette and Sam Dunlap.

FTA is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. FTA is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of FTA.

FTCM compensates each Sub-Advisor out of the investment advisory fees it receives from the Fund. Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

Each Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, each Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the respective Sub-Advisor or the Trust. Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by the respective Sub-Advisor or the Advisor, upon 60 days’ written notice to the other party. Additionally, each Sub-Advisory Agreement automatically terminates in the event of its assignment. Each Sub-Advisory Agreement provides that the respective Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the respective Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the respective Sub-Advisor of its duties under the respective Sub-Advisory Agreement.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the percentage states below:

Class	Expense Limit as a Percentage of Average Daily Net Assets
Class A	1.85%
Class C	2.60%
Class I	1.55%

This agreement is effective through January 31, 2027, and it may be terminated before that date only by the Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year, may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. The reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. In addition, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Fund paid the following advisory fees to the Advisor for the periods indicated:

First Trust Multi-Strategy Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended September 30, 2025	$9,794,034	$0	$9,794,034
For the fiscal year ended September 30, 2024	$3,774,534	$0	$3,774,534
For the fiscal year ended September 30, 2023	$505,226	$0	$505,226

Portfolio Managers

Other Accounts Managed by the Portfolio Managers. As of September 30, 2025, information on other accounts managed by the Fund’s portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
FTCM
Michael Peck, CFA	9	$3,781.56	16	$451.25	0	$0.00
Brian Murphy	9	$3,781.56	24	$511.48	0	$0.00
Daniel Lancz	1	$1,531.09	1	$10.35	0	$0.00
Peter Paganessi*	0	$0.00	0	$0.00	0	$0.00
Palmer Square
Angie K. Long, CFA	7	$1,943.00	89	$31,503.00	63	$2,691.00
Taylor R. Moore, CFA	5	$795.00	0	$0.00	0	$0.00
Vest
Karan Sood	146	$45,755.00	0	$0.00	0	$0.00
Trevor Lack	146	$45,755.00	0	$0.00	0	$0.00
Sardis
Colin McBurnette	1	$3.42	0	$0.00	8	$367.91
Sam Dunlap	1	$3.42	0	$0.00	8	$367.91
FTA
Jeremiah Charles	9	$13,936.28	0	$0.00	0	$0.00
Samuel Cecil	0	$0.00	0	$0.00	0	$0.00
Owen Aronson	7	$13,261.51	0	$0.00	0	$0.00

*        As of January 1, 2026.

Number of Accounts with Advisory Fee Based on Performance

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
FTCM
Michael Peck, CFA	2	$122.58	10	$337.92	0	$0.00
Brian Murphy	2	$122.58	10	$337.92	0	$0.00
Daniel Lancz	0	$0.00	1	$10.35	0	$0.00
Peter Paganessi*	0	$0.00	0	$0.00	0	$0.00
Palmer Square
Angie K. Long, CFA	0	$0.00	81	$29,041.00	0	$0.00
Taylor R. Moore, CFA	0	$0.00	0	$0.00	0	$0.00
Vest
Karan Sood	0	$0.00	0	$0.00	0	$0.00
Trevor Lack	0	$0.00	0	$0.00	0	$0.00
Sardis
Colin McBurnette	0	$0.00	0	$0.00	0	$0.00
Sam Dunlap	0	$0.00	0	$0.00	0	$0.00
FTA
Jeremiah Charles	0	$0.00	0	$0.00	0	$0.00
Samuel Cecil	0	$0.00	0	$0.00	0	$0.00
Owen Aronson	0	$0.00	0	$0.00	0	$0.00

*        As of January 1, 2026.

Material Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Advisor or applicable Sub-Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s or applicable Sub-Advisor’s trade allocation policy. The goal of the Advisor and Sub-Advisors is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor and Sub-Advisors have each adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the conflicts associated with managing multiple accounts for multiple clients.

Compensation.    Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Advisor or its affiliates and to participate in the Advisor’s or its affiliates’ 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. Mr. Lancz and Mr. Paganessi receive a fixed salary and discretionary bonus, based on individual and firm level performance. In addition, Mr. Lancz and Mr. Paganessi have an interest in the Advisor and receive compensation based on the overall profitability of the firm. Mr. Lancz and Mr. Paganessi also participate in a 401(k) program and receive medical/dental insurance benefits on the same basis as other employees of the Advisor or its affiliates.

Palmer Square’s portfolio managers receive a fixed base salary and a discretionary bonus. Each portfolio manager is an equity owner of Palmer Square and shares in Palmer Square’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Vest’s portfolio managers do not receive compensation that is based upon the Fund, any separate account strategy, partnership or any other commingled accounts, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. Vest’s portfolio managers do not receive any special or additional compensation from Vest for their service as portfolio managers. The Vest portfolio managers receive a salary from Vest. In addition to base salary, the Vest portfolio managers may receive additional bonus compensation which is tied to the overall financial operating results of Vest’s parent company, VG.

Sardis’s portfolio managers receive a fixed salary and retirement plan benefits. Mr. McBurnette and Mr. Dunlap are also entitled to receive distributions based upon, among other things, the overall performance of Sardis.

The compensation structure for each of FTA’s portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for the portfolio managers are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.

Ownership of the Fund by the Portfolio Managers.    The following chart sets forth the dollar range of Fund shares owned by each portfolio manager in the Fund as of September 30, 2025.

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, Over $1,000,000)
FTCM
Michael Peck, CFA	None
Brian Murphy	$1 – $10,000
Daniel Lancz	None
Peter Paganessi*	None
Palmer Square
Angie K. Long, CFA	None
Taylor R. Moore, CFA	None
Vest
Karan Sood	None
Trevor Lack	None
Sardis
Colin McBurnette	None
Sam Dunlap	None
FTA
Jeremiah Charles	None
Samuel Cecil	None
Owen Aronson	None

*        As of January 1, 2026.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Co-Administration Agreement.

Pursuant to the Co-Administration Agreement, the Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The Fund paid the following co-administration fees for the periods indicated:

First Trust Multi-Strategy Fund	Co-Administration Fees(1)
For the fiscal year ended September 30, 2025	$1,610,788
For the fiscal year ended September 30, 2024	$478,361
For the fiscal year ended September 30, 2023	$39,369

1      Includes fund accounting, transfer agency and custody fees.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Distributor and Distribution Agreement

First Trust Portfolios L.P. is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Advisor, Vest Financial, and FTA. The Distributor is not affiliated with Palmer Square, Sardis, or any other service provider for the Fund.

Under a Distribution Agreement with the Fund dated November 1, 2021 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in, or responsibility for, determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund, or determining the valuation of the Fund’s assets and liabilities. The Distributor is not responsible for any operational matters associated with the redemption of shares of the Fund.

The Distributor may enter into agreements with qualified broker-dealers or other financial intermediaries as it may select for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, may enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor may retain any portion of the sales load, distribution fee and/or service fee not paid to a financial intermediary. The Advisor pays, out of its own resources, a fee to the Distributor for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually (i) by the Board or (ii) by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.

The Distribution Agreement may be terminated, without the payment of any penalty, by the Trust on behalf of the Fund or the Distributor upon 60 days’ written notice to the other party. The Trust may effect termination on behalf of the Fund by action of the Board, by vote of a majority of the outstanding voting securities of the relevant Fund, or as the Trust has adopted a 12b-1 Plan for the Fund, by vote of a majority of the trustees of the Board who are not “interested persons” of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan, including the Distribution Agreement. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

In no event shall the Distributor be liable for any losses, claims, demands, liabilities, damages or expenses arising out of or relating to the valuation of the Fund’s investments or the determination of the Fund’s NAV. The Distributor has no obligation to independently verify the determination of the Fund’s NAV or the valuation of the Fund’s investments.

The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Distributor for the periods indicated:

First Trust Multi-Strategy Fund	Amount of Commissions	Amount Received
For the fiscal year ended September 30, 2025	$489,511	$101,864
For the fiscal year ended September 30, 2024	$374,066	$55,647
For the fiscal year ended September 30, 2023	$51,828	$5,594

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares and Class C shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares and Class C shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A shares and Class C shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A shares and Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund’s Class A shares and Class C shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan with respect to such Class will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The following table shows the 12b-1 fees paid pursuant to the 12b-1 Plan for the fiscal year ended September 30, 2025:

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$170,529
Payment to dealers	$0
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$170,529

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15%, 0.15% and 0.10% of the Fund’s Class A shares, Class C shares and Class I shares, respectively, average daily net assets, payable monthly. The amount paid by the Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization, and/or in terms of percentage of the net assets of such accounts. For the fiscal year ended September 30, 2025, the Fund paid $22,560 for Class A shares, $9,690 for Class C shares and $649,760 for Class I shares in shareholder servicing fees.

Dealer Reallowances

The Fund’s shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

Additional Payments To Financial Intermediaries

First Trust or its affiliates may from time to time make payments, out of their own resources, to certain broker-dealers, registered investment advisors, banks or other intermediaries (collectively, “intermediaries”) that sell shares of the Fund and other products for which First Trust serves as distributor (collectively, the “First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust or an affiliate is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

The Advisor, First Trust and/or their affiliates may make payments, out of their own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing First Trust Funds on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; (v) provide payments to broker-dealers to help defray their technology or infrastructure costs; (vi) make payments for expenses associated with intermediaries’ use of First Trust Funds including, but not limited to, the use of First Trust Funds in model portfolios.

When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.

The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount First Trust Funds will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Payments to intermediaries, in certain circumstances, may also be made by First Trust or its affiliates in connection with the distribution of model portfolios developed by First Trust, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in the First Trust Funds in such models developed by First Trust, the management fee, the total expense ratio, or sales of the First Trust Funds in such models developed by First Trust. Some intermediaries also provide related data regarding transactions in specific model portfolios, First Trust Funds and investment strategies to First Trust in exchange for a fee.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Advisor and Sub-Advisors determine which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and Sub-Advisors will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor and Sub-Advisors that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. Each of the Advisor and the Sub-Advisors considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-Advisory Agreements with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor and Sub-Advisors to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s or Sub-Advisors’ overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or Sub-Advisors. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or Sub-Advisors’ other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Fund paid the following brokerage and soft dollar commissions for the periods indicated:

First Trust Multi-Strategy Fund	Brokerage Commissions ($)	Soft Dollar Commissions ($)
For the fiscal year ended September 30, 2025	$363,537(1)	$12,162
For the fiscal year ended September 30, 2024	$196,734(2)	$4,817
For the fiscal year ended September 30, 2023	$49,303	$1,148

(1)     The increase in brokerage commissions for the fiscal year ended September 30, 2025, was due to an increase in assets under management.

(2)     The increase in brokerage commissions for the fiscal year ended September 30, 2024, was due to an increase in assets under management.

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The following table indicates the value of the Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended September 30, 2025.

Broker Dealer	Marlet Value
JP Morgan	$10,992

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or a Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The portfolio turnover rates of the Fund for the fiscal years ended September 30, 2025, and 2024, were 191% and 215%, respectively. The Fund expects to have a portfolio turnover rate significantly in excess of 100%.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor and Sub-Advisors, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor and Sub-Advisors vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor and Sub-Advisors to present to the Board, at least annually, the Advisor’s and Sub-Advisors’ Proxy Voting Policies and Procedures (“Advisor Policies”) and a record of each proxy voted by the Advisor or Sub-Advisors’ on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor and Sub-Advisors as involving a conflict of interest. See Appendix B for the Trust Policies and Advisor Policies. The Trust Policies and the Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s, Sub-Advisors’ or their affiliates’ interests and the Fund’s interests, the Advisor or Sub-Advisors will resolve the conflict by following the Advisor’s or Sub-Advisors’ policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-877-779-1999, by visiting the Fund’s website at https://www.FirstTrustCapital.com/, or by visiting the SEC’s web site at https://www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control, and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor, Sub-Advisors and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and the Independent Trustees, Morgan Lewis, the Fund’s independent registered public accounting firm, Tait Weller, and ICE Data Services, which assists the Fund with classifying its holdings pursuant to its liquidity risk management program (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor, Sub-Advisors or any affiliated person of the Advisor or Sub-Advisors) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund’s public website (https://www.FirstTrustCapital.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (https://www.sec.gov). Management of the Fund may make publicly available the Fund’s portfolio holdings on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy.    All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, the Sub-Advisors, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers.    These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.    The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities.    Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Portfolio Data.    The Trust or the Advisor may disclose selected information and commentary about the Fund’s portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) in writing to third parties as of the end of the most recent calendar month no earlier than ten calendar days after the end of such calendar month, if such disclosure is approved by the Chief Compliance Officer of the Trust (“Trust’s CCO”). Portfolio Data may include, but is not limited to, information about how the Fund’s investments are generally allocated among asset classes, economic sectors, sub-advisors, industries, countries, and other general fundamental characteristics (e.g., average spread, market capitalization). For fixed income holdings, Portfolio Data may include information about types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may be provided to current shareholders; persons considering investing in the Fund, including consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisors; rating and ranking organizations; and members of the press.

The Trust’s CCO may approve a request to provide Portfolio Data as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of the Fund prior to the Fund’s public disclosure of its portfolio holdings and (ii) the Trust or the Advisor, as applicable, has made a good faith determination that the requested information is not material given the particular facts and circumstances. The Trust’s CCO may deny any request to provide Portfolio Data about the Fund made by any person for any reason.

Current Arrangements Regarding Disclosure of Portfolio Holdings.    As of the date of this SAI, the Trust or the Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, the Sub-Advisors, the Co-Administrators and UMB Bank, n.a. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller (independent registered public accounting firm), and Morgan Lewis (attorneys) to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, (iii) ISS ProxyExchange pursuant to a proxy voting agreement under which the Fund’s portfolio holdings information is provided daily, subject to a one-day lag; (iv) Practical Computer Application, to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust; (v) Donnelley Financial Solutions, to which the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; (vi) FilePoint, to which MFAC provides the Fund’s portfolio holdings on a monthly basis in connection with filings of Form N-PORT; (vii) ICE Data Services, which assists the Fund with classifying its holdings pursuant to its liquidity risk management program, to which the Trust provides portfolio holdings information on a monthly basis with a one to ten-day time lag; (viii) Morningstar, Inc., Lipper Inc., Refinitiv, Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or Form N-CSR (for the second and fourth fiscal quarters), as applicable; and (ix) Gainskeeper, Inc. and its affiliates, pursuant to an administrative agency agreement under which the Trust provides the Fund’s portfolio tax lot holdings and transaction level data information on a daily basis.

DETERMINATION OF NET ASSET VALUE

The net asset values per share (the “NAVs”) of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets — liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. As the Valuation Designee, the Advisor is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account the Fund’s investments, significant changes in the Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is subject to the general oversight of the Board.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the Nasdaq, National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the Nasdaq National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor’s procedures, which have been approved by the Board. The Advisor will periodically test the appropriateness and accuracy of the fair value methodologies that have been selected for the Fund. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Advisor, in good faith, deems appropriate to reflect as their fair value.

In no event does the Distributor have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind.    The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be, and intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

Redemptions of Fund shares may indirectly result in taxable distributions to non-redeeming shareholders. Redemptions may directly or indirectly result from actions taken (or not taken) by the Trust, the Advisor, a fund or an affiliate. Those actions may include changes to investment strategies, liquidation or combination of funds, elimination or addition of share classes and launches of new funds. To generate cash to pay redeeming shareholders, the Fund may dispose of its underlying investments, which may result in the recognition of taxable income or gain, which generally needs to be distributed to avoid Fund-level taxation.

The Fund may use so-called “equalization accounting” in determining whether it satisfies its distribution requirements. If the Fund uses equalization accounting in a year, it will allocate a portion of its income and gain to redemptions of its shares, and that portion will be deemed distributed by the Fund for purposes of the distribution requirements under the Code. Use of equalization accounting may reduce the amount of income or gain that the Fund is otherwise required to distribute to non-redeeming shareholders. Equalization accounting does not affect the treatment of redeeming shareholders. The Internal Revenue Service (the “IRS”) has not published guidance on the method by which a regulated investment company should allocate income and gain to redemptions for purposes of equalization accounting. If the IRS were to determine that the Fund is using an improper method of allocation when using equalization accounting, the Fund could be liable for additional federal income or excise tax and could potentially lose its eligibility for treatment as a regulated investment company. The use of equalization accounting is generally not required, and the Fund might determine not to use equalization accounting.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are generally taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. Treasury regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign entities treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the equity interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

In addition, if the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may have been able to make an election to pay tax liability in respect of its share of any such income over eight years. It is possible that these deferred payments could affect the value of shares, even though all or some of the Fund’s shareholders at the time of any deferred payment may have derived no economic benefit from the foreign entity’s deferred income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain U.S. Treasury regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders. The Fund will make distributions of net investment income, if any, quarterly. In so doing, the Fund seeks to make distributions once per quarter based on a pre-determined rate. It is possible a portion of the distributions made by the Fund may be treated as return of capital for tax purposes. Shareholders who receive a payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when, in fact, they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will generally be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to the Fund, the Trust currently offers three classes of shares: Class A, Class C and Class I. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and each Sub-Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Annual Financials and Other Information for the fiscal year ended September 30, 2025, which is included as part of the Fund’s most recent Form N-CSR filing and includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Fund’s Annual Financials and Other Information can be obtained at no charge by calling 1-877-779-1999 or writing the Fund.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s
Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.
C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock
Moody’s
Aaa

An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa

An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A

An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa

An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba

An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B

An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P
AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA

A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC

Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.
C	A preferred stock rated C is a nonpaying issue.
D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.
N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note

Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structure with moderate reliance on debt and ample asset protection.
• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.
S&P
A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B PROXY VOTING POLICIES AND PROCEDURES

First Trust Capital Management L.P.
PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies, and manager or general partner to a number of non-registered private investment companies (referred to collectively as the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as a sub-advisor for at least one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements, as agreed upon in the sub-advisory agreement.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer (“CCO”) any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

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1      Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

SPECIAL CONSIDERATIONS

The registered investment companies are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total net assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

•     Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

•     Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

•     In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

ISS PROXYEXCHANGE

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights. As part of our compliance procedures, FTCM’s Compliance Department reviews ISS on a periodic basis. The procedures performed include obtaining and reviewing certain compliance and operational related documents and reviewing a sample of proxies voted during the year to ensure compliance with our proxy voting policies and procedures.

ISS provides two options for how proxy ballots are executed:

1.   Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.   Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

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2      The three percent (3%) limit is measured at the time of investment.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND OF FUNDS-SPECIFIC POLICIES AND PROCEDURES

Several of the Funds are “Fund of Funds” that invest primarily in general or limited partnerships or other private investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund of Funds will receive notices or proxies from Investment Funds, to the extent that the Fund of Funds do receive such notices or proxies and the Fund of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

REGISTERED INVESTMENT COMPANIES-SPECIFIC POLICIES AND PROCEDURES

Each Fund that is registered under the Act is required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

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3      Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

Palmer Square Capital Management, LLC
Proxy Voting Policies and Procedures

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

•     Upon opening an account with Palmer, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

•     It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

•     Palmer Square conducts a review at least annually of Glass Lewis & Co. to assess the firm’s capacity and competency to serve as a proxy advisor.

•     Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

•     Palmer Square may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes it is in the best interest of its clients. In such a case, Palmer Square will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

•     In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

•     Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

•     Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•     Palmer Square’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

•     Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

•     These procedures are currently in effect.

If you have any questions or would like a copy of Palmer Square’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer Square’s Chief Compliance Officer at 913-647-9700.

Vest Financial, LLC
Proxy Voting Policies and Procedures

Last Amended: October 7, 2022 (firm name updated January 2, 2024); December 3, 2025

Background

Vest Financial, LLC (the “Firm” or the “Adviser”) has a fiduciary duty to act in the best interest of its clients and must not place its own interests ahead of its clients. The Firm serves as the investment adviser or sub-adviser to open- end mutual funds, Exchange Traded Funds (“ETFs”), Collective Investment Trusts (“CITs”), and acts as a portfolio consultant and may provide sub-supervisory services for Unit Investment Trusts (“UITs”) (collectively “Clients”).

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 the (“Advisers Act”), as amended, to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority. This policy is intended to foster the Firm’s compliance with its fiduciary obligations and applicable law when conducting proxy voting activities.

Each Client’s agreement with the Firm describes the Firm’s proxy voting responsibilities with respect to that Client, under which the Firm generally will be granted authority to vote proxies related to the investment portfolio securities in a Client’s account unless a Client has expressly reserved the authority to vote such proxies.

Notwithstanding the foregoing, many of the strategies managed for Clients involve the trading of options or other derivatives that do not confer voting rights, and therefore, generally do not hold portfolio securities for which matters relating to such portfolio securities are considered at a shareholder meeting. Where a Client’s portfolio holds securities that would be entitled to vote, the objective of the Client’s strategy is generally to track an underlying reference asset, such as one or more index(es), a fund that tracks an index, or a single stock. In these instances, purchase and sale decisions of portfolio securities are based on changes to the underlying reference asset and are not usually based on the Adviser’s positive or negative outlook of the issuer.

Voting Policy

The Firm has engaged certain service providers in an effort to assist in satisfying its duty to vote proxies in the best interest of its Clients and to seek to mitigate potential conflicts of interest that the Firm may have with respect to voting proxies. To assist the Firm in carrying out its responsibilities with respect to proxy voting, the Firm has engaged an outside firm, Institutional Shareholder Services Inc. (“ISS”), who provides proxy research, advisory, voting, recordkeeping and vote-reporting service. Pursuant to a proxy voting agency service agreement, ISS is responsible for, among other things: obtaining proxies based on companies owned in Client accounts; providing proxy materials, research and analysis; maintaining a proxy voting system that adequately tracks and records votes; and providing proxy voting records required to file Form N-PX on behalf of the Firm and Clients that are registered investment companies. The Firm also utilizes ISS’s proprietary service, Proxy Exchange, which provides voting services including voting recommendations.

The Firm has adopted ISS’s Proxy Voting Guidelines Benchmark Policy Recommendations (the “ISS Guidelines”) to determine how each issue on proxy ballots is to be voted. The Firm has reviewed the ISS Guidelines and believes it to be consistent and compatible with strategies managed by the Firm. The ISS Guidelines are incorporated hereto by reference, and a copy of the ISS Guidelines, as may be revised from time to time, is maintained with the Firm’s Proxy Voting Policy.

Proxy statements will be voted in accordance with this template unless: (i) the Firm determines that it has a conflict of interest; or (ii) the Firm’s portfolio managers (“Portfolio Managers”) determine that there are other reasons not to follow the ISS Guidelines; or (iii) no input is provided by the ISS Guidelines, in which case the Adviser will determine, independent from the ISS Guidelines, how a particular issue should be voted and such determination will be documented by the Portfolio Manager.

The Firm will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its Clients. Any decisions regarding proxy voting where the Firm determines not to follow the ISS Guidelines shall be determined by the Portfolio Managers. The Firm’s Chief Compliance Officer (“CCO”) must be notified of the decision and a memo regarding the reason for not following the ISS Guidelines must be maintained in the proxy voting file. Additionally, the Firm may determine not to vote a particular proxy as further described below.

The Firm’s Portfolio Managers and CCO will review, at least annually, the ISS Guidelines for continued relevancy and make a determination that relying on the ISS Guidelines for proxy voting continue to be in the best interest of the Firm’s Clients.

Voting Procedures

Once a Client account is established, the Firm will arrange for the Client’s custodian, as necessary, to forward proxy materials to ISS. The Firm will also instruct the Client’s custodian to provide ISS with a list of Client holdings on a regular basis to enable ISS to track meeting dates and notify the Firm of upcoming meetings.

The voting recommendations are provided by Proxy Exchange for each shareholder meeting for which a Client account is entitled to vote. Internally, the Firm provides oversight of the proxy voting process. The Firm, through a Portfolio Manager or other designated person, will review the proxy vote statements and recommendations as deemed appropriate. A record of all votes is maintained in Proxy Exchange.

The Firm may abstain from voting a proxy if it concludes that the effect on the client’s or shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant. The Firm may also abstain from voting if it concludes the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

The Firm’s CCO or the CCO’s designee will monitor the proxy voting process in an effort to ensure that votes are cast as appropriate, the proper number of shares are recorded and that the proxy proposals are voted in accordance with the ISS Guidelines or, if there is a vote cast that deviates from such policies, that a rationale is documented.

Conflicts of Interest

The Firm will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if the Portfolio Manager actually knows or should have known of the conflict. The Firm is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potentially material conflicts of interest:

•     A principal of the Firm or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•     An immediate family member of a principal of the Firm or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•     The Firm, or any Client account managed by the Firm, Vest Group Inc., or Vest Securities LLC, holds a significant ownership interest in the portfolio company.

The Firm will seek to resolve any conflict of interest in a manner that is in the best interests of Client’s and fund shareholders. In the event a material conflict of interest is identified or believed to exist, the employee is required to advise the Compliance Department, who, in consultation with the Portfolio Managers as deemed appropriate, will decide whether the Firm should either (1) disclose the conflict to the Client to enable the Client to evaluate the Firm’s proxy voting approach in light of the conflict or (2) disclose to the Client the conflict, with no voting recommendation, and vote in accordance with the Client’s instructions.

The Firm shall also maintain records of any material conflicts of interest that were identified with any specific vote, and if so, what action was taken to resolve the conflict with respect to each vote cast.

Due Diligence

The Firm’s Compliance Department performs the following oversight and assurance functions, among others, over the Firm’s proxy voting: (1) periodically samples proxy votes to confirm that they were cast in compliance with this Proxy Voting Policy; (2) review, no less frequently than annually, the adequacy of this Proxy Voting Policy and its implementation, including whether it continues to be reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients; (3) at least annually perform due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversee any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm and (iii) ensure adherence to contractual terms.

Reporting

Upon a Client’s written request, the Firm will provide information on how portfolio company shares held in the Client’s account were voted. The Firm also furnishes to clients a description of its proxy voting policies and procedures and, upon request, will furnish a copy of these policies and procedures to the requesting Client. The Firm will also provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing these Proxy Voting Policies and Procedures, including a statement that clients may request information regarding how the Firm voted client’s proxies.

Proxy Vote Record Retention

The Firm, in conjunction with ISS, will compile and maintain the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of these Proxy Voting Policies and Procedures, (2) a copy of each proxy statement received for Client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by the Firm that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written Client request for information on how the Firm voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information. All proxy voting records are to be retained for five years, with the first two years in the offices of the Firm. All records may be maintained electronically.

Form N-PX Filing Logistics

The Firm is responsible for ensuring that the third-party proxy voting service maintains the complete proxy log and confirms the timely voting of proxies. The proxy vote log should be maintained in such a manner that the following information is contained within the log in accordance with the requirements of submitting Form N-PX for proxies voted, including (as applicable):

•     the name of the issuer;

•     the exchange ticker symbol, if available;

•     the CUSIP number, if available;

•     the shareholder meeting date;

•     a brief identification of the matter voted on;

•     whether the matter was proposed by the issuer or a security holder;

•     whether the Firm cast its vote on the matter;

•     how the Firm cast its vote on the matter (for, against, abstain, or withhold regarding the election of directors); and

•     whether the Firm cast its vote for or against management.

The Firm shall provide the information necessary to complete the Form N-PX to the appropriate fund service provider who will submit the filings in a timely manner.

Sardis Group, LLC
Proxy Voting Policies and Procedures

Rule 206(4)-6 of the Advisors Act requires a registered investment adviser that exercises voting authority with respect to client assets to adopt a written policy reasonably designed to (i) ensure the investment adviser votes in the best interest of its clients, and (ii) addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients, and (iii) discloses to its clients information about such policies and procedure, and (iv) provide, upon request, information as to how the proxies were voted.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure such rights are properly and timely exercised. Sardis has adopted a written proxy voting policy, which may be amended from time to time at the sole discretion of the Firm.

In addition, Sardis may retain a third-party proxy agent to assist it in coordinating and voting proxies. If so, the CCO or designee will conduct documented initial and ongoing due diligence reviews of any proxy service firm selected to provide proxy voting guidance to the Firm. Reviews include but are not limited to monitoring the third-party to assure that all proxies are properly voted, reviewing that fees are appropriate, identifying and evaluating any known conflicts of interest, ensuring proper disclosures are used, and ensuring appropriate records are retained.

Proxy Voting Procedures. Sardis is committed to voting all proxies in the best interests of its advisory Clients and has established procedures to identify and resolve any conflicts of interest that may arise between the Adviser and its Clients. Clients can direct Sardis to vote their proxies according to guidelines specified in the investment management agreement and may contact Sardis with questions regarding any particular proxy solicitation. When voting securities held in Client accounts, Sardis strives to resolve any conflicts of interest between the Client and its own business interests in a way that most benefits the Client. Unless otherwise specified in the respective offering materials, the Firm does have discretion to vote proxies on behalf of any mutual funds it advises.

When entering into an investment management agreement, each Client decides whether to grant Sardis the authority to vote proxies for account securities. Clients can revoke this authority or provide written instructions regarding specific solicitations. Clients granting Sardis proxy voting authority should ensure that Sardis receives proxy solicitation information from their custodian, while those who do not grant such authority should take steps to receive this information themselves. For accounts where Sardis has been granted proxy voting authority, voting decisions are made in accordance with its Proxy Voting Policy. This policy also governs any voting or consent rights on behalf of Client account securities, including but not limited to plans of reorganization and waivers under applicable indentures.

Voting Guidelines. For Client accounts where Sardis holds proxy voting authority (including Registered Funds), it votes proxies in a manner that it believes serves the best interests of its Clients. For all matters Sardis has identified as routine, unless otherwise instructed, Sardis will vote in accordance with the recommendation of the company’s management, unless otherwise instructed or, in Sardis’s opinion, such recommendation is not in the best interests of the Client. Routine matters are typically proposed by a company’s management and meet the following criteria: they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

Conflicts of Interest. Should a conflict of interest exist between the Firm and client accounts as to the outcome of certain proxy votes, the Firm is committed to resolving the conflict in the best interest of participating clients before it votes the proxy in question. The Firm may take the following courses of action to resolve the conflict: (a) disclose the conflict to clients and obtain consent before voting; and/or (b) engage a disinterested, qualified third party to determine how the proxy should be voted. The Firm’s CCO, or designee, is responsible for ensuring that all proxies are voted in a timely manner in accordance with proxy policies, that any conflicts of interest are resolved in the best interests of participating clients, and that proxy voting records are retained accordingly.

If a material conflict of interest exists, the investment team will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Recordkeeping. Sardis maintains records of its proxy votes which are available to Clients upon request. Information about how Sardis voted securities held by a Registered Fund it manages during the most recent twelve-month period ended June 30th shall be available no later than the following August 31st on the Registered Fund’s website and upon request and without charge by emailing us at info@sardisgroup.com or calling us at 404-282-5552. This information will also be available on the SEC’s website at http://www.sec.gov.

A summary of this Proxy Voting Policy and Procedures will be included in Sardis’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Clients may contact us, via mail or telephone, in order to obtain information on how the client’s proxies have been voted, and to request a copy of these policies and procedures.

Sardis will maintain files relating to our proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in our offices. The Firm will also maintain a record of the voting resolution of any conflict of interest.

First Trust Advisors L.P.
Proxy Voting Policies and Procedures

First Trust Advisors L.P. (“FTA” or the “Sub-Adviser”) serves as sub-advisor to certain unaffiliated registered investment companies (“Unaffiliated Funds”). As part of these services, the Sub-Adviser has been delegated proxy voting responsibility on such Unaffiliated Fund’s behalf (“Proxy Clients”). FTA is required to adopt and implement policies and procedures reasonably designed to ensure proxy voting on behalf of Proxy Clients is conducted in a manner that is in their best interests and addresses how conflicts of interest between FTA’s interests and Proxy Clients’ interests are managed. FTA has adopted the following policies and procedures to comply with this requirement (the “Policy”).

1.   It is the Sub-Adviser’s policy to seek and to ensure that proxies are voted consistently and in the best economic interests of the Proxy Client. The FTA Investment Committee is responsible for the implementation of the Policy.

2.   The Sub-Adviser engaged Institutional Shareholder Services (“ISS”) to provide proxy research, recommendations, and voting services (“Proxy Services”). ISS provides a password protected website which is accessible to authorized FTA personnel to download upcoming proxy meeting data, including research reports of companies held in Proxy Client portfolios. The website can be used to view proposed proxy votes and to enter votes for upcoming meetings for Proxy Client portfolio securities.

3.   FTA will generally follow the First Trust U.S. Proxy Voting Guidelines and First Trust International Proxy Voting Guidelines (collectively, the “Guidelines”), as appropriate, to vote proxies for Proxy Clients’ accounts, so long as such Guidelines are considered to be in the best interests of the Proxy Client, and there are no noted or perceived conflicts of interest. FTA’s use of the Guidelines is not intended to constrain FTA’s consideration of any proxy proposal, and there are times when FTA deviates from the Guidelines. When FTA deviates from the Guidelines, FTA will consider such proxy voting decisions in light of merit-based considerations which it believes may impact shareholder value.

4.   FTA will also vote against shareholder proposals that are not related to a company’s core business and/or do not appear to be an appropriate use of a company’s resources to maximize shareholder value.

5.   FTA may vote against the Guidelines in other circumstances as it has final authority and fiduciary responsibility for proxy voting.

6.   In certain circumstances, where FTA has determined that it is consistent with Proxy Clients’ best interests, FTA will not vote a proxy on behalf of one or more Proxy Clients. Such circumstances include:

(a)  Limited Value. Proxies will not be required to be voted on securities in a Proxy Client’s account if the value of the Proxy Client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held in Proxy Client’s account(s).

(b) Unjustifiable Costs. In certain circumstances, based on cost-benefit analysis, FTA may choose not to vote when the cost of voting on behalf of a Proxy Client would exceed any anticipated benefits of the proxy proposal to such Proxy Client (e.g. foreign securities).

(c)  International Markets Share Blocking. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. In international markets where share blocking applies, FTA typically will not, but reserves the right to, vote proxies due to the liquidity constraints associated with share blocking.

7.   On a regular basis, FTA Research reviews ISS recommendations on matters determined to have a potential impact of shareholder value to decide whether to vote as the Guidelines recommend and advises the FTA Investment Committee of its determination.

8.   FTA may determine voting in accordance with the Guidelines is not in the best interests of a Proxy Client. If there is a decision to vote against the Guidelines, the FTA Investment Committee will document the reason and instruct ISS to change the vote to reflect this decision.

9.   Whenever a conflict of interest arises between ISS and a target company subject to a proxy vote, FTA will consider the recommendation of the company and what FTA believes to be in the best interests of the Proxy Client and will vote the proxy without using the Guidelines. If FTA has knowledge of a material conflict of interest between itself and a Proxy Client, FTA shall vote the applicable proxy in accordance with the Guidelines to avoid such conflict of interest. If there is a conflict of interest between a Proxy Client and FTA, FTA will vote the proxy based on the Guidelines to avoid such conflict of interest.

10. FTA periodically reviews proxy votes to ensure compliance with this Policy.

13. FTA provides reasonable ongoing oversight of ISS. FTA, or ISS on behalf of FTA, maintains the following records relating to proxy voting:

(a)  a copy of this Policy;

(b) a copy of each proxy form for which it is responsible to vote;

(c)  a copy of each proxy solicitation, including proxy statements and related materials with regard to each proxy issue it votes;

(d) documents relating to the identification and resolution of conflicts of interest, if any;

(e)  any documents created by FTA or ISS that were material to a proxy voting decision or that memorialized the basis for that decision; and

(f)  a copy of each written request from any Proxy Client for information on how FTA voted proxies on the Proxy Client’s behalf, and a copy of any written response by FTA to any written or oral request for information by a Proxy Client on how FTA voted proxies for that Proxy Client’s account.

These records are maintained at FTA’s offices or are electronically available to FTA through access to the ISS Proxy Exchange portal.

INVESTMENT MANAGERS SERIES TRUST II
PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a completed annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31 of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s Chief Compliance Officer (“CCO”). SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s Chief Compliance Officer must sign and return to MFAC no later than July 30th the attached Form N-PX Certification (attached to Appendix N, Exhibit A) stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

PART C: OTHER INFORMATION

First Trust Merger Arbitrage Fund
First Trust Multi-Strategy Fund

ITEM 28. EXHIBITS

(a)	(1)

Amended Agreement and Declaration of Trust of Registrant dated January 19, 2023 is incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 380 filed with the Commission on February 24, 2023.

	(2)	Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.
(3)

Certificate of Designation of the First Trust Merger Arbitrage Fund (formerly, the Vivaldi Merger Arbitrage Fund) is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 399 filed with the Commission on January 29, 2024.

(4)

Certificate of Designation of the First Trust Multi-Strategy Fund (formerly, the Vivaldi Multi-Strategy Fund and the Vivaldi Orinda Multi-Strategy Fund) is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 92 filed with the Commission on August 12, 2016.

(b)		Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 380 filed with the Commission on February 24, 2023.
(c)		Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d)		Investment Advisory Contracts:
(1)

Amended and Restated Investment Advisory Agreement dated August 1, 2024 between the Trust and First Trust Capital Management L.P. is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 429 filed with the Commission on November 29, 2024.

(2)

Amended and Restated Sub-Advisory Agreement dated August 1, 2025 between First Trust Capital Management L.P. and Palmer Square Capital Management, LLC with respect to the First Trust Multi-Strategy Fund — filed herewith.

(3)

Sub-Advisory Agreement dated February 22, 2024 between First Trust Capital Management L.P. and Vest Financial, LLC with respect to the First Trust Multi-Strategy Fund is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 429 filed with the Commission on November 29, 2024.

(4)

Sub-Advisory Agreement dated July 16, 2025 between First Trust Capital Management L.P. and Sardis Group, LLC with respect to the First Trust Multi-Strategy Fund is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 476 filed with the Commission on November 28, 2025.

(5)

Sub-Advisory Agreement dated July 25, 2025 between First Trust Capital Management L.P. and First Trust Advisors L.P. with respect to the First Trust Multi-Strategy Fund is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 476 filed with the Commission on November 28, 2025.

(e)		Distribution Agreement dated November 1, 2021 is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 278 filed with the Commission on January 31, 2022.
(f)		Bonus or Profit Sharing Contracts is not applicable.
(g)		Amended and Restated Custody Agreement dated June 6, 2023 is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 391 filed with the Commission on October 26, 2023.

(h)		Other Material Contracts:
	(1)	Transfer Agency Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.
	(2)	Fund Accounting Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.
	(3)	Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.
(4)

Form of Second Amended Operating Expense Limitation Agreement dated January 31, 2024 is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 399 filed with the Commission on January 29, 2024.

	(5)	Amended and Restated Shareholder Service Plan is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 399 filed with the Commission on January 29, 2024.
(6)

Fund of Funds Investment Agreement between Fidelity Rutland Square Trust II and Investment Managers Series Trust II with respect to the First Trust Merger Arbitrage Fund dated June 9, 2022 is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 377 filed with the Commission on January 26, 2023.

(i)		Legal Opinion:
(1)

Opinion and Consent of Legal Counsel with respect to the First Trust Merger Arbitrage Fund is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 40 filed with the Commission on September 15, 2015.

(2)

Opinion and Consent of Legal Counsel with respect to the First Trust Multi-Strategy Fund is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 101 filed with the Commission on November 28, 2016.

(3)

Opinion and Consent of Legal Counsel with respect to the First Trust Multi-Strategy Fund’s Class C Shares is incorporated herein by reference to Exhibit (i)(3) of Post-Effective Amendment No. 368 filed with the Commission on November 10, 2022.

(4)

Opinion and Consent of Legal Counsel with respect to the First Trust Merger Arbitrage Fund’s Class C Shares is incorporated herein by reference to Exhibit (i)(4) of Post-Effective Amendment No. 399 filed with the Commission on January 29, 2024.

(j)	(1)	Consent of Independent Registered Public Accounting Firm with respect to the First Trust Merger Arbitrage Fund — filed herewith.
(j)	(2)	Consent of Independent Registered Public Accounting Firm with respect to the First Trust Multi-Strategy Fund — filed herewith.
(k)		Not applicable.
(l)		Initial Capital Agreements:
(1)

Form of Initial Subscription Agreement with respect to the First Trust Merger Arbitrage Fund is incorporated herein by reference to Exhibit (l) of Post-Effective Amendment No. 40 filed with the Commission on September 15, 2015.

(2)

Form of Initial Subscription Agreement with respect to the First Trust Multi-Strategy Fund is incorporated herein by reference to Exhibit (l) of Post-Effective Amendment No. 101 filed with the Commission on November 28, 2016.

(3)

Form of Initial Subscription Agreement with respect to the First Trust Multi-Strategy Fund’s Class C Shares is incorporated herein by reference to Exhibit (l)(3) of Post-Effective Amendment No. 368 filed with the Commission on November 10, 2022.

(4)

Form of Initial Subscription Agreement with respect to the First Trust Merger Arbitrage Fund’s Class C Shares is incorporated herein by reference to Exhibit (l)(4) of Post-Effective Amendment No. 399 filed with the Commission on January 29, 2024.

(m)		Amended and Restated Distribution (Rule 12b-1) Plan is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 399 filed with the Commission on January 29, 2024.
(n)		Amended Multiple Class Plan Pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 399 filed with the Commission on January 29, 2024.
(o)

Powers of Attorney dated May 1, 2025 for Larry D. Tashjian, Thomas Knipper, Kathleen K. Shkuda, John P. Zader, Terrance Gallagher, and Joy Ausili is incorporated herein by reference to Exhibit (o) of Post-Effective Amendment No. 455 filed with the Commission on May 30, 2025.

(p)		Code of Ethics:
	(1)	Code of Ethics of the Trust is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 337 filed with the Commission on July 26, 2022.
	(2)	Code of Ethics of First Trust Capital Management L.P. — filed herewith.
	(3)	Code of Ethics of Palmer Square Capital Management, LLC — filed herewith.
	(4)	Code of Ethics of Vest Financial, LLC — filed herewith.
	(5)	Code of Ethics of Sardis Group, LLC is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 476 filed with the Commission on November 28, 2025.
	(6)	Code of Ethics of First Trust Advisors L.P. is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 476 filed with the Commission on November 28, 2025.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

See the Statement of Additional Information.

ITEM 30. INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person

(i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and First Trust Portfolios L.P. (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32. FIRST TRUST PORTFOLIOS L.P.

(a)    First Trust Portfolios L.P. serves as principal underwriter of the shares of the Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund, First Trust Exchange-Traded AlphaDEX® Fund II, First Trust Variable Insurance Trust and First Trust Series Fund. First Trust Portfolios L.P. serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds and the First Trust GNMA.

(b)   Positions and Offices with Underwriter.

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Fund
The Charger Corporation	General Partner	None
Grace Partners of DuPage L.P.	Limited Partner	None
James A. Bowen	Chief Executive Officer and Managing Director	None
James M. Dykas	Chief Financial Officer	None
Frank L. Fichera	Managing Director	None
R. Scott Hall	Managing Director	None
W. Scott Jardine	General Counsel, Secretary and Managing Director	None
Daniel J. Lindquist	Managing Director	None
David G. McGarel	Chief Investment Officer, Chief Operating Officer and Managing Director	None
Richard A. Olson	Managing Director	None
Marisa Bowen	Managing Director	None
Andrew S. Roggensack	President and Managing Director	None
Kristi A. Maher	Deputy General Counsel	None

____________

*         All addresses are 120 East Liberty Drive, Wheaton, Illinois 60187.

(c)    Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106
Registrant’s Advisor	First Trust Capital Management L.P. 225 West Wacker, Suite 2160 Chicago, Illinois 60606
Registrant’s Sub-Advisor (to the First Trust Multi-Strategy Fund)	Palmer Square Capital Management, LLC 1900 Shawnee Mission Parkway, Suite 315 Mission Woods, Kansas 66205
Vest Financial, LLC 8350 Broad Street McLean, Virginia 22102
Sardis Group, LLC 4200 Northside Parkway, Building 4, Suite 300 Atlanta, Georgia 30327
First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, Illinois 60187
Registrant’s Distributor	First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, Illinois 60187

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 27th day of January, 2026.

INVESTMENT MANAGERS SERIES TRUST II
By:	/s/ Scott Schulenburg
Scott Schulenburg, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 27th day of January, 2026, by the following persons in the capacities set forth below.

Signature	Title
†
Thomas Knipper	Trustee
†
Kathleen K. Shkuda	Trustee
†
Larry D. Tashjian	Trustee
†
John P. Zader	Trustee
†
Joy Ausili	Trustee
†
Terrance P. Gallagher	Trustee
/s/ Scott Schulenburg
Scott Schulenburg	President and Principal Executive Officer
/s/ Rita Dam
Rita Dam	Treasurer, Principal Accounting Officer and Principal Financial Officer

† By	/s/ Rita Dam

Attorney-in-fact, pursuant to power of attorney filed with
Post-Effective Amendment No. 455 filed on May 30, 2025.

EXHIBIT INDEX

Exhibit	Exhibit No.

Amended and Restated Sub-Advisory Agreement between First Trust Capital Management L.P. and Palmer Square Capital Management, LLC (Certain identified information has been excluded from the exhibit because it is both not material and the type that the Registrant treats as confidential)

EX99.28(d)(2)
Consent of Independent Registered Public Accounting Firm with respect to the First Trust Merger Arbitrage Fund	EX99.28(j)(1)
Consent of Independent Registered Public Accounting Firm with respect to the First Trust Multi-Strategy Fund	EX99.28(j)(2)
Code of Ethics of First Trust Capital Management L.P.	EX99.28(p)(2)
Code of Ethics of Palmer Square Capital Management, LLC	EX99.28(p)(3)
Code of Ethics of Vest Financial, LLC	EX99.28(p)(4)